UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22717

First Trust Exchange-Traded Fund VI
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Address of principal executive offices)

W. Scott Jardine, Esq. First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund VI

Book 1

First Trust NASDAQ Technology Dividend Index Fund (TDIV)

Multi-Asset Diversified Income Index Fund (MDIV)

International Multi-Asset Diversified Income Index Fund (YDIV)

First Trust BuyWrite Income ETF (FTHI)
(formerly known as First Trust High Income ETF)

First Trust Hedged BuyWrite Income ETF (FTLB)
(formerly known as First Trust Low Beta Income ETF)

First Trust Rising Dividend Achievers ETF (RDVY)

First Trust Dorsey Wright Focus 5 ETF (FV)

First Trust RBA American Industrial Renaissance® ETF (AIRR)

First Trust Dorsey Wright International Focus 5 ETF (IFV)

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

Annual Report
For the Year Ended
September 30, 2018

First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2018

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
September 30, 2018
Dear Shareholders:
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my March 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices hit record levels during the third quarter.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June, and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
Globally, markets underperformed moderately during the first two quarters of 2018. However, the third quarter was a different story for global markets, as the MSCI AC World Index, which captures 23 developed markets and 24 emerging markets, ended September in positive territory. Analysts believe European companies are set up for growing earnings and credit upswings, which bodes well for global market performance. In addition, we believe the longer-term drivers of positive demographics, lower debt levels and improving productivity may lead to a multi-year cyclical upswing in emerging market economic fundamentals.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2018
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign- Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
In its latest forecast, the International Monetary Fund (“IMF”) is calling for world real gross domestic product (“GDP”) to hold steady at 3.7% from 2017 through 2019, with the latter two years being estimates, according to its own release. Despite the forecast calling for growth to level off, the 3.7% mark still ranks as the highest level achieved since the 4.3% growth rate posted in 2011. U.S. real GDP is expected to increase from 2.2% in 2017 to 2.9% (estimate) in 2018 and then dip to 2.5% (estimate) in 2019. Inflation estimates have been adjusted higher in 2018 but are projected to level off in 2019. Advanced economies are expected to see consumer prices rise by 2.0% in 2018, compared to 5.0% for emerging and developing economies. The absence of any serious inflationary pressure has helped keep interest rates and bond yields at levels well below their historical norms, in our opinion.
Two important financial developments in the U.S. over the past twelve months were the passage of the Tax Cuts and Jobs Act in December 2017 and the ongoing efforts to pare back regulations on banks and businesses. They are two of the major cornerstones of the Trump administration’s pro-growth, pro-U.S. agenda. We believe that cutting the federal corporate tax rate from 35% to 21% has already unleashed robust activity. Year-to-date, through September 30, 2018, global mergers and acquisitions (“M&A”) deal volume totaled $3.2 trillion, a record high for the first nine months of a calendar year, according to Thomson Reuters.
U.S. real GDP growth has only averaged 2.3% in the current recovery (third quarter 2009-second quarter 2018), according to data from the Bureau of Economic Analysis. The IMF has yet to forecast 3.0% real GDP growth for the U.S., but based in part on the 4.2% annualized growth rate posted in the second quarter of 2018, Brian Wesbury, Chief Economist at First Trust Advisors L.P., is calling for 3.0%-plus real GDP growth for both 2018 and 2019, a pace not seen since 2005.
ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds/exchange-traded products (ETFs/ETPs) listed globally reached a record $5.25 trillion in September 2018, up 17.45% from $4.47 trillion a year ago, according to its own releases. September 2018 marked the 56th consecutive month of net new cash inflows into ETFs/ETPs listed globally.
Global Equities Markets
For the 12-month period ended September 30, 2018, the MSCI World ex USA and MSCI Emerging Markets indices posted total returns of 2.67% (USD) and -0.81% (USD), respectively, according to Bloomberg. During that same period, the U.S. dollar appreciated a modest 2.20% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). With respect to U.S. equities, the S&P 500® Index posted a total return of 17.91% over the past 12 months. All 11 sectors were up on a total return basis. The top performers were the Consumer Discretionary and Information Technology sectors, up 32.52% and 31.49%, respectively, while the worst showing came from the Consumer Staples and Utilities sectors, both of which were up just 2.93%.
The 2018 consensus estimated earnings growth rates for the S&P 500®, MSCI World ex USA and the MSCI Emerging Markets indices were 21.57%, 8.10% and 6.41%, respectively, as of September 28, 2018, according to Bloomberg. The 2019 consensus estimated earnings growth rates were 10.23%, 8.09% and 11.08%, respectively. We believe that corporate earnings drive the direction of stock prices over time and these earnings targets are encouraging, in our opinion.
A Bloomberg survey of 25 equity strategists found that their average year-end price target for the S&P 500® Index was 2,956 as of August 29, 2018 (most recent), according to its own release. The highest estimate was 3,200, while the lowest was 2,750. The S&P 500® Index closed at 2,913.98 on September 28, 2018. It stood 0.57% below its all-time high of 2,930.75 on September 20, 2018.

Fund Performance Overview (Unaudited)
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
The First Trust NASDAQ Technology Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ Technology Dividend IndexSM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “TDIV.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts included in the Index.
The Index includes up to 100 technology and telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a technology or telecommunications company under the Industry Classification Benchmark and have a minimum market capitalization of $500 million. Non-U.S. securities in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/18	5 Years Ended 9/30/18	Inception (8/13/12) to 9/30/18	5 Years Ended 9/30/18	Inception (8/13/12) to 9/30/18
Fund Performance
NAV	21.37%	14.12%	14.20%	93.55%	125.77%
Market Price	21.34%	14.10%	14.19%	93.35%	125.63%
Index Performance
NASDAQ Technology Dividend IndexSM	22.16%	14.85%	14.94%	99.86%	134.87%
S&P 500® Index	17.91%	13.95%	15.03%	92.10%	135.91%
S&P 500® Information Technology Index	31.49%	22.40%	19.69%	174.76%	200.98%
(See Notes to Fund Performance Overview Page 30.)
The Fund generated a net asset value (“NAV”) return of 21.37% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 17.91%. The Information Technology sector comprised 78.4% of the Fund over the period, had a 28.8% return, and a 22.1% contribution.Within the Information Technology sector, NetApp, Inc. was the top performer with a 99.5% return, while Himax Technologies, Inc. was the worst performer with a -44.8% return. The Communication Services sector comprised 18.0% of the Fund, had a -0.7% return, and a -0.1% contribution. On a relative basis, the Fund outperformed the benchmark. The Fund had a 58.6% higher allocation to the well performing Information Technology sector which created 4.8% of relative outperformance. Relative outperformance was reversed by -2.9% due to the Fund underperforming the benchmark among the Communication Services sector.

Nasdaq®, OMX® and NASDAQ Technology Dividend IndexSM are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ Technology Dividend Index Fund (TDIV) (Continued)
Sector Allocation	% of Total Investments
Information Technology	80.2%
Communication Services	18.3
Industrials	0.8
Consumer Discretionary	0.7
Total	100.0%
Top Ten Holdings	% of Total Investments
International Business Machines Corp.	8.2%
Cisco Systems, Inc.	8.1
Microsoft Corp.	8.1
Apple, Inc.	7.9
Intel Corp.	7.8
Broadcom, Inc.	4.5
Oracle Corp.	4.2
QUALCOMM, Inc.	4.2
Texas Instruments, Inc.	3.8
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2.5
Total	59.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/13 – 9/30/14	210	1	0	0
10/1/14 – 9/30/15	161	3	0	0
10/1/15 – 9/30/16	121	0	0	0
10/1/16 – 9/30/17	160	0	0	0
10/1/17 – 9/30/18	174	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/13 – 9/30/14	39	2	0	0
10/1/14 – 9/30/15	84	4	0	0
10/1/15 – 9/30/16	132	0	0	0
10/1/16 – 9/30/17	91	0	0	0
10/1/17 – 9/30/18	77	0	0	0

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV)
The Multi-Asset Diversified Income Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the NASDAQ US Multi-Asset Diversified Income IndexSM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “MDIV.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts (20%), real estate investment trusts (“REITs”) (20%), preferred securities (20%), master limited partnerships (“MLPs”) (20%) and an exchange-traded fund (“ETF”) (20%) that comprise the Index (each an “Index Segment”). The ETF in which the Fund invests is advised by First Trust Advisors L.P., the Fund’s investment advisor. The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.
The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which include domestic and international dividend-paying stocks, REITs, oil and gas or basic materials MLPs, U.S.-listed preferred securities and an ETF that invests in high-yield or “junk” bonds. International securities included in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/18	5 Years Ended 9/30/18	Inception (8/13/12) to 9/30/18	5 Years Ended 9/30/18	Inception (8/13/12) to 9/30/18
Fund Performance
NAV	2.82%	4.12%	4.87%	22.39%	33.84%
Market Price	2.93%	4.11%	4.86%	22.32%	33.76%
Index Performance
NASDAQ US Multi-Asset Diversified Income IndexSM	3.42%	4.83%	5.58%	26.61%	39.54%
S&P 500® Index	17.91%	13.95%	15.03%	92.10%	135.91%
Dow Jones U.S. Select Dividend IndexSM*	10.59%	12.53%	13.59%	80.46%	118.45%
(See Notes to Fund Performance Overview Page 30.)
The Fund generated a NAV return of 2.82% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 17.91%. The REIT sleeve was the top performing and contributing sector with an 8.7% total return and 1.8% contribution. The Equity sleeve was the second best performing sector with a 4.8% return and 1.0% contribution. The High Yield Corporate Debt sleeve ranked third for performance with a 3.1% total return and 0.6% contribution. Second to last was the MLP sleeve with a 1.5% total return and 0.2% contribution. The Preferred sleeve was the worst performing and contributing sector with a -19.2% total return and a -3.7% contribution. On a relative basis, the Fund underperformed the benchmark. The benchmark did not have any exposure to the poor performing Preferred sleeve, which created -7.2% of relative drag. No single sleeve created relative outperformance, but the least impacting sleeve was the REIT sleeve, which created -1.4% of relative drag due to the Fund over allocating the benchmark amongst these securities.

*	The Dow Jones U.S. Select Dividend IndexSM represents 100 of the United States’ leading stocks by dividend yield.
Nasdaq®, OMX® and NASDAQ US Multi-Asset Diversified Income IndexSM are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV) (Continued)
Sector Allocation	% of Total Investments
Financials	33.2%
Energy	22.1
Other *	20.1
Real Estate	10.2
Utilities	6.4
Consumer Staples	2.0
Communication Services	1.5
Materials	1.4
Consumer Discretionary	1.3
Information Technology	1.2
Industrials	0.6
Total	100.0%

*	Exchange-Traded Fund with holdings representing multiple sectors.
Top Ten Holdings	% of Total Investments
First Trust Tactical High Yield ETF	20.1%
Buckeye Partners, L.P.	1.5
USA Compression Partners L.P.	1.3
AGNC Investment Corp.	1.2
Annaly Capital Management, Inc.	1.2
New Residential Investment Corp.	1.2
Chimera Investment Corp.	1.1
Holly Energy Partners, L.P.	1.1
PennyMac Mortgage Investment Trust	1.1
MFA Financial, Inc.	1.1
Total	30.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV) (Continued)
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/13 – 9/30/14	206	2	0	0
10/1/14 – 9/30/15	175	2	0	0
10/1/15 – 9/30/16	107	0	0	0
10/1/16 – 9/30/17	125	0	0	0
10/1/17 – 9/30/18	103	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/13 – 9/30/14	42	2	0	0
10/1/14 – 9/30/15	67	8	0	0
10/1/15 – 9/30/16	146	0	0	0
10/1/16 – 9/30/17	126	0	0	0
10/1/17 – 9/30/18	148	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID)
The First Trust S&P International Dividend Aristocrats ETF (the “Fund”), formerly the International Multi-Asset Diversified Income Index Fund, seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S&P International Dividend Aristocrats Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FID.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index measures the performance of high dividend yielding companies that have followed a managed-dividends policy of increasing or maintaining dividends for at least ten consecutive years.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/18	5 Years Ended 9/30/18	Inception (8/22/13) to 9/30/18	5 Years Ended 9/30/18	Inception (8/22/13) to 9/30/18
Fund Performance
NAV	-2.35%	1.49%	2.21%	7.70%	11.79%
Market Price	-2.83%	1.45%	2.20%	7.48%	11.73%
Index Performance
S&P International Dividend Aristocrats Index(1)	N/A	N/A	N/A	N/A	N/A
NASDAQ International Multi-Asset Diversified Income IndexSM(1)	0.11%	3.22%	3.99%	17.16%	22.13%
MSCI World ex USA Index	2.67%	4.24%	5.14%	23.10%	29.16%
Dow Jones EPAC Select DividendTM Index(2)	2.17%	2.96%	4.07%	15.67%	22.62%
(See Notes to Fund Performance Overview Page 30.)
The Fund generated a NAV return of -2.35% during the 12-month period covered by this report. During the same period, the benchmark MSCI World ex USA Index generated a return of 2.67%. Canadian securities were given the largest allocation in the Fund over the period with a 24.8% allocation. These securities had a -0.7% return in the Fund, which minimized their contribution to only -0.1%. United States securities were the Fund’s least contributing securities with a -1.5% contribution, stemming from its 18.7% allocation and -6.8% return. Swedish securities were the Fund’s top contributing securities with a 0.6% contribution, stemming from its 2.3% allocation and 6.7% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund underperforming the benchmark amongst United States securities by -21.8%, creating -6.5% of relative drag. Relative outperformance of 0.8% was created by the Fund under allocating and outperforming the benchmark amongst Japanese securities by 7.4% and 4.4%, respectively.

(1)	On August 30, 2018, the Fund’s underlying index changed from the NASDAQ International Multi-Asset Diversified Income IndexSM to the S&P International Dividend Aristocrats Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to August 30, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of April 30, 2018, it was not in existence for all of the periods disclosed.
(2)	The Dow Jones EPAC Select DividendTM Index measures the performance of a selected group of companies, from non-U.S. developed markets (Europe, Pacific Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.
Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by First Trust Advisors L.P. The First Trust S&P International Dividend Aristocrats ETF is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the First Trust S&P International Dividend Aristocrats ETF.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID) (Continued)
Sector Allocation	% of Total Investments
Financials	23.4%
Utilities	20.3
Real Estate	12.5
Consumer Staples	8.2
Energy	7.9
Communication Services	7.6
Industrials	7.0
Consumer Discretionary	6.7
Health Care	4.6
Information Technology	1.0
Materials	0.8
Total	100.0%

Country Allocation	% of Total Investments
Canada	25.1%
United Kingdom	11.8
France	9.4
Japan	8.1
Sweden	5.4
Hong Kong	5.2
Spain	5.0
South Africa	4.8
Germany	3.4
Switzerland	3.4
Finland	2.5
Portugal	2.3
Australia	1.9
Italy	1.7
Mexico	1.4
Singapore	1.4
South Korea	1.3
Denmark	1.1
Cayman Islands	1.1
Bermuda	1.0
Netherlands	1.0
Belgium	0.9
Norway	0.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Enbridge Income Fund Holdings, Inc.	2.5%
Fortum OYJ	2.5
EDP - Energias de Portugal S.A.	2.2
GlaxoSmithKline PLC	2.1
TOTAL S.A.	2.0
Hennes & Mauritz AB, Class B	2.0
Enagas S.A.	1.9
APA Group	1.9
RioCan Real Estate Investment Trust	1.8
Greene King PLC	1.7
Total	20.6%

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/13 – 9/30/14	47	89	55	2
10/1/14 – 9/30/15	105	98	18	1
10/1/15 – 9/30/16	39	15	12	3
10/1/16 – 9/30/17	52	12	0	0
10/1/17 – 9/30/18	111	70	3	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/13 – 9/30/14	41	17	1	0
10/1/14 – 9/30/15	23	3	4	0
10/1/15 – 9/30/16	58	106	20	0
10/1/16 – 9/30/17	50	109	21	7
10/1/17 – 9/30/18	54	13	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI)
The First Trust BuyWrite Income ETF (the “Fund”), formerly First Trust High Income ETF, is an actively managed exchange-traded fund. The Fund’s primary investment objective is to provide current income with a secondary objective to provide capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an “option strategy” in which it writes U.S. exchange-traded covered call options on the S&P 500® Index (the “Index”) to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. The equity securities held by the Fund are selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund’s portfolio. The shares of the Fund are listed and trade on the Nasdaq Stock Market LLC under the ticker symbol “FTHI.”
Portfolio management decisions are made under the direction of the following Portfolio Managers:
John Gambla, CFA, FRM, PRM, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager
Overall Market Recap
U.S. economic growth accelerated during the fiscal period from October 1, 2017 to September 30, 2018. GDP growth averaged 2.98% assuming a third quarter growth rate of 3.2%, the current economic consensus. The headline U.S. unemployment rate fell steadily during the period, dropping from 4.2% as of September 2017 to 3.7% as of September 2018. The total number of non-farm payroll jobs added to the U.S. economy during the fiscal period, as measured by the Bureau of Labor Statistics, was nearly 2.54 million.
With the economy growing at approximately 3%, unemployment declining, and inflation under control, the Federal Reserve Open Market Committee (“FOMC”) continued on its gradual path of rate “normalization” that had begun back in December of 2016. During this fiscal period, the FOMC raised interest rates at quarterly intervals (December 2017, March 2018, June 2018, and September 2018) by 0.25%. As of September 30, 2018, short-term overnight interest rates were at 2.25%. Conservative investors can earn a nice return simply buying 2-year Treasury notes, which as of the end of the fiscal period were yielding 2.82%, 1.335% higher than one year ago.
The U.S. equity market, as represented by the Index, posted strong positive performance for the fiscal period up 17.91%. Earnings growth was strong on a year-over-year basis as strong top line growth and lower tax rates flowed to the corporate bottom line. For the fiscal period (third quarter 2017 versus third quarter 2018), Standard & Poor’s reports top line sales growth of 8.02% and reported earnings growth of 30.48%.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/18	Inception (1/6/14) to 9/30/18	Inception (1/6/14) to 9/30/18
Fund Performance
NAV	8.12%	8.02%	44.03%
Market Price	7.97%	8.01%	43.97%
Index Performance
CBOE S&P 500 BuyWrite Monthly Index*	9.76%	7.96%	43.70%
S&P 500® Index	17.91%	12.67%	75.85%
(See Notes to Fund Performance Overview Page 30.)

*	The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index.
Nasdaq® and CBOE S&P 500 BuyWrite Monthly Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)
Performance Review
The Fund returned 7.97% on a market price basis and 8.12% on a net asset value (“NAV”) basis for the 12-month period ended September 30, 2018. The Fund’s benchmark, the CBOE S&P 500 BuyWrite Monthly Index (the “Benchmark”) returned 9.76% during the same period. During the fiscal period, the Fund paid a distribution in each of the months with the payable date being the last business day of the month. The Fund’s monthly distribution was $0.0775 per share for the months of October and November of 2017 and $0.08 per share for December 2017 through September of 2018. The Fund’s NAV as of September 30, 2018 was $23.28.
The Fund tilts its equity holdings toward higher-paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay-down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.
For the fiscal period, the Fund’s “option strategy” of selling Index call options outperformed the Benchmark’s option strategy. The outperformance was driven by the Fund’s conservative overwrite position, overwriting approximately 60% of the Fund’s assets versus the Benchmark’s 100% overwrite. Additionally, the Fund’s strategy of writing out-of-the-money calls resulted in a small amount of outperformance over the period relative to the Benchmark’s strategy of at-the-money calls.
The Fund’s equity holdings during the performance period lagged the Benchmark equity holdings. The two best performing sectors within the Benchmark for the fiscal period were the Information Technology sector and the Consumer Discretionary sector. Within both sectors, the Fund’s individual stock selections, tilted toward higher dividends and cash flow generation, were not rewarded by the market; resulting in underperformance versus the equity holdings of the Benchmark. The Fund was also underweight technology, on average, during the fiscal year which hurt relative performance. The Real Estate sector was another sector of note where overall returns were a drag on performance while the Industrial and Consumer Discretionary sectors were net positive impactors.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its primary and secondary investment objectives of providing current income and capital appreciation, respectively. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 2.10% versus the Index dividend yield of 1.80%. As of September 30, 2018, the Fund’s option strategy was overwriting 58% of the Fund’s assets with an average time to expiration of 59 days. We believe the combination of our dividend-tilted equity holdings and our options strategy provides the Fund with a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund’s primary objective of providing current income.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)
Sector Allocation	% of Total Investments
Information Technology	18.2%
Financials	15.2
Consumer Discretionary	14.8
Health Care	13.7
Energy	7.0
Communication Services	6.8
Consumer Staples	5.9
Industrials	5.0
Materials	4.7
Real Estate	4.6
Utilities	4.1
Total	100.0%
Top Ten Holdings	% of Total Investments
JPMorgan Chase & Co.	2.4%
Apple, Inc.	2.3
Alphabet, Inc., Class A	2.2
Premier, Inc., Class A	2.1
Lowe’s Cos., Inc.	2.0
Chevron Corp.	2.0
Abbott Laboratories	2.0
Allison Transmission Holdings, Inc.	1.9
TJX (The) Cos., Inc.	1.9
Microsoft Corp.	1.8
Total	20.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/7/14 – 9/30/14	85	1	0	0
10/1/14 – 9/30/15	117	3	1	3
10/1/15 – 9/30/16	114	0	1	0
10/1/16 – 9/30/17	158	1	0	0
10/1/17 – 9/30/18	115	32	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/7/14 – 9/30/14	98	1	0	0
10/1/14 – 9/30/15	125	3	0	0
10/1/15 – 9/30/16	112	6	10	10
10/1/16 – 9/30/17	82	2	5	3
10/1/17 – 9/30/18	90	13	0	1

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB)
The First Trust Hedged BuyWrite Income ETF (the “Fund”), formerly First Trust Low Beta Income ETF, is an actively managed exchange-traded fund. The Fund’s investment objective is to provide current income. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an “option strategy” in which it writes U.S. exchange-traded covered call options on the S&P 500® Index (the “Index”) to seek additional cash flow in the form of premiums on the options. The premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide some downside protection and reduce the Fund’s price sensitivity to declining markets. The equity securities held by the Fund are selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund’s portfolio. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTLB.”
Portfolio Management Team
Portfolio management decisions are made under the direction of the following Portfolio Managers:
John Gambla, CFA, FRM, PRM, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager
Overall Market Recap
U.S. economic growth accelerated during the fiscal period from October 1, 2017 to September 30, 2018. GDP growth averaged 2.98% assuming a third quarter growth rate of 3.2%, the current economic consensus. The headline U.S. unemployment rate fell steadily during the period, dropping from 4.2% as of September 2017 to 3.7% as of September 2018. The total number of non-farm payroll jobs added to the US economy during the fiscal period, as measured by the Bureau of Labor Statistics was nearly 2.54 million.
With the economy growing at approximately 3%, unemployment declining, and inflation under control, the Federal Reserve Open Market Committee (“FOMC”) continued on its gradual path of rate “normalization” that had begun in December of 2016. During this fiscal period, the FOMC raised interest rates at quarterly intervals (December 2017, March 2018, June 2018, and September 2018) by 0.25%. As of September 30, 2018, short-term overnight interest rates were at 2.25%. Conservative investors can earn a nice return simply buying 2-year Treasury notes, which as of the end of the fiscal period were yielding 2.82%, 1.335% higher than one year ago.
The U.S. equity market, as represented by the Index, posted strong positive performance for the fiscal period up 17.91%. Earnings growth was strong on a year-over-year basis as strong top line growth and lower tax rates flowed to the corporate bottom line. For the fiscal period (third quarter 2017 versus third quarter 2018), Standard & Poor’s reports top line sales growth of 8.02% and reported earnings growth of 30.48%.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/18	Inception (1/6/14) to 9/30/18	Inception (1/6/14) to 9/30/18
Fund Performance
NAV	5.95%	6.34%	33.77%
Market Price	5.62%	6.35%	33.80%
Index Performance
CBOE S&P 500 95-110 Collar Index*	13.72%	7.08%	38.24%
S&P 500® Index	17.91%	12.67%	75.85%
(See Notes to Fund Performance Overview Page 30.)

*	The CBOE S&P 500 95-110 Collar Index is designed to protect an investment in S&P 500® stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500® Index; buying three-month S&P 500® put options to protect this S&P 500® portfolio from market decreases; and selling one-month S&P 500® call options to help finance the cost of the put options.
Nasdaq® and CBOE S&P 500 95-110 Collar Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB) (Continued)
Performance Review
The Fund returned 5.62% on a market price basis and 5.95% on a net asset value (“NAV”) basis for the 12-month period ended September 30, 2018. The Fund’s Benchmark, the CBOE S&P 500 95-110 Collar Index (the “Benchmark”) returned 13.72% during the same period. During the fiscal period, the Fund paid a distribution in each of the months with the payable date being the last business day of the month. The Fund’s monthly distribution was $0.0525 per share for the months of October and November of 2017 and $0.055 per share for December 2017 through September of 2018. The Fund’s NAV as of September 30, 2018 was $22.92.
Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges of all market capitalizations, favoring high dividend-paying common stocks. Additionally, the Fund utilizes an “option strategy” of writing (selling) slightly out-of-money Index call options to seek additional cash flow in the form of option premiums which may be distributed to shareholders on a monthly basis as incremental dividends. The Fund may also use some of the option premium from selling calls to purchase U.S. exchange-traded puts to provide additional downside protection to the Fund in declining equity markets.
The Fund tilts its equity holdings toward higher paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay-down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the index.
For the fiscal period, the Fund’s “option strategy” of selling Index call options at the money to slightly out of the money underperformed the Benchmark’s option strategy of selling 10% out of the money call options. The difference in option strikes caused the Fund to lag the performance of the Benchmark during particularly strong equity rallies, such as the equity rally from mid-November to mid-January. The Fund benefitted, versus the Benchmark, with a lower overall overwrite percentage, but not enough to offset the difference in performance caused by the call option strike price differences.
The Fund’s equity holdings during the performance period lagged the Benchmark equity holdings. The two best performing sectors within the Benchmark for the fiscal period were the Information Technology sand the Consumer Discretionary sector. Within both sectors, the Fund’s individual stock selections, tilted toward higher dividends and cash flow generation, were not rewarded by the market; resulting in underperformance versus the equity holdings of the Benchmark. The Fund was also underweight technology, on average, during the fiscal year which hurt relative performance. The Real Estate sector was another sector of note where overall returns were a drag on performance while the Industrial and Consumer Discretionary sectors were net positive impactors.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its objective of providing current income. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 2.24% versus the Index dividend yield of 1.92%. As of the end of the fiscal period, the Fund’s option strategy was overwriting 61.5% of the Fund’s assets with an average time to expiration of 48 days. Additionally, the Fund has hedged some of its downside with long positions in puts comprised of a notional value equal to 27.5% of the Fund’s NAV. The puts have 123 days to expiration and are a weighted average 14.9% out-of-the-money. We believe the combination of our dividend-tilted equity holdings and our options strategy provides the Fund with a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund’s objective of providing current income.

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB) (Continued)
Sector Allocation	% of Total Investments
Information Technology	18.2%
Financials	15.3
Consumer Discretionary	14.8
Health Care	13.6
Energy	7.1
Communication Services	6.8
Consumer Staples	5.9
Industrials	5.0
Materials	4.7
Real Estate	4.5
Utilities	4.1
Total	100.0%
Top Ten Holdings	% of Total Investments
JPMorgan Chase & Co.	2.4%
Apple, Inc.	2.3
Alphabet, Inc., Class A	2.2
Premier, Inc., Class A	2.1
Lowe’s Cos., Inc.	2.0
Chevron Corp.	2.0
Abbott Laboratories	1.9
Allison Transmission Holdings, Inc.	1.9
TJX (The) Cos., Inc.	1.9
Microsoft Corp.	1.8
Total	20.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/7/14 – 9/30/14	88	3	3	0
10/1/14 – 9/30/15	128	6	1	0
10/1/15 – 9/30/16	99	8	0	5
10/1/16 – 9/30/17	146	0	0	0
10/1/17 – 9/30/18	145	1	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/7/14 – 9/30/14	81	10	0	0
10/1/14 – 9/30/15	113	4	0	0
10/1/15 – 9/30/16	69	6	24	42
10/1/16 – 9/30/17	91	2	2	10
10/1/17 – 9/30/18	103	2	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Rising Dividend Achievers ETF (RDVY)
The First Trust Rising Dividend Achievers ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the NASDAQ US Rising Dividend Achievers Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in securities that comprise the Index. The Index is composed of the securities of 50 companies with a history of raising their dividends that exhibit the characteristics to continue to do so in the future. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing securities. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RDVY.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/18	Inception (1/6/14) to 9/30/18	Inception (1/6/14) to 9/30/18
Fund Performance
NAV	14.78%	12.23%	72.61%
Market Price	14.72%	12.24%	72.71%
Index Performance
NASDAQ US Rising Dividend Achievers Index	15.39%	12.82%	76.98%
Dow Jones U.S. Select DividendTM Index*	10.59%	11.74%	69.08%
(See Notes to Fund Performance Overview Page 30.)
The Fund generated a NAV return of 14.78% during the 12-month period covered by this report. During the same period, the benchmark Dow Jones U.S. Select Dividend™ Index generated a return of 10.59%. The Financials sector was the heaviest weighted sector in the Fund over the period with a 29.9% allocation. This sector had a 5.6% return and 1.8% contribution to the Fund’s return. The top contributing sector was the Information Technology sector with a 5.1% contribution, stemming from its 20.1% allocation and 25.4% return. The Fund’s least contributing sector was the Communication Services sector with a 0.2% contribution, stemming from its 3.9% allocation and 4.4% return. On a relative basis, the Fund outperformed the benchmark. The majority of the outperformance is due to the Fund outperforming the benchmark by 17.3% amongst Consumer Discretionary securities, creating 2.5% of relative outperformance. The Fund underperformed the benchmark amongst Energy securities by -15.9%, creating -2.1% of relative drag.

*	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
Nasdaq® and NASDAQ US Rising Dividend Achievers Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Rising Dividend Achievers ETF (RDVY) (Continued)
Sector Allocation	% of Total Investments
Financials	29.4%
Information Technology	20.2
Consumer Discretionary	18.0
Industrials	14.1
Health Care	6.1
Consumer Staples	6.1
Communication Services	4.0
Energy	2.1
Total	100.0%
Top Ten Holdings	% of Total Investments
NVIDIA Corp.	2.1%
Foot Locker, Inc.	2.1
Northrop Grumman Corp.	2.1
Apple, Inc.	2.1
Sanderson Farms, Inc.	2.1
Assurant, Inc.	2.1
AmerisourceBergen Corp.	2.1
Ross Stores, Inc.	2.1
TJX (The) Cos., Inc.	2.1
Valero Energy Corp.	2.1
Total	21.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/7/14 – 9/30/14	123	4	1	0
10/1/14 – 9/30/15	155	6	0	0
10/1/15 – 9/30/16	112	2	0	0
10/1/16 – 9/30/17	224	0	0	0
10/1/17 – 9/30/18	206	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/7/14 – 9/30/14	55	2	0	0
10/1/14 – 9/30/15	91	0	0	0
10/1/15 – 9/30/16	139	0	0	0
10/1/16 – 9/30/17	27	0	0	0
10/1/17 – 9/30/18	45	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Focus 5 ETF (FV)
The First Trust Dorsey Wright Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Focus Five Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FV.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/18	Inception (3/5/14) to 9/30/18	Inception (3/5/14) to 9/30/18
Fund Performance
NAV	18.91%	10.48%	57.74%
Market Price	18.94%	10.49%	57.79%
Index Performance
Dorsey Wright Focus Five Index	19.25%	10.92%	60.62%
S&P 500® Index	17.91%	12.42%	70.81%
(See Notes to Fund Performance Overview Page 30.)
The Fund generated a NAV return of 18.91% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 17.91%. The Fund’s largest sector exposure over the period was the Information Technology sector with a 42.7% weighting. This sector had a 29.9% return and 11.5% contribution to the Fund’s return. The Financials sector was the Fund’s least contributing sector with a 1.4% contribution, stemming from its 21% allocation and 5.4% return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is due to the Fund having no exposure to the relatively poor performing Consumer Staples sector versus the benchmark’s 7.2% allocation. The allocation difference created 1.2% of relative outperformance. The Fund over weighted and underperformed the benchmark amongst the Financials sector by 6.6% and -3.7%, respectively, creating -1.3% of relative drag.

The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates, LLC (“Dorsey Wright”). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright’s only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Focus 5 ETF (FV) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 6, 2014 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
3/6/14 – 9/30/14	131	0	0	0
10/1/14 – 9/30/15	155	11	0	1
10/1/15 – 9/30/16	132	0	0	0
10/1/16 – 9/30/17	70	0	0	0
10/1/17 – 9/30/18	121	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
3/6/14 – 9/30/14	14	0	0	0
10/1/14 – 9/30/15	78	7	0	0
10/1/15 – 9/30/16	121	0	0	0
10/1/16 – 9/30/17	181	0	0	0
10/1/17 – 9/30/18	130	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
The First Trust RBA American Industrial Renaissance® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance® Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in U.S. equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “AIRR.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/18	Inception (3/10/14) to 9/30/18	Inception (3/10/14) to 9/30/18
Fund Performance
NAV	7.56%	7.96%	41.78%
Market Price	7.59%	7.98%	41.89%
Index Performance
Richard Bernstein Advisors American Industrial Renaissance® Index	8.34%	8.82%	47.04%
S&P 500® Index	17.91%	12.41%	70.45%
S&P 500® Industrials Index	11.18%	10.93%	60.48%
Russell 2500® Index(1)	16.19%	9.67%	52.31%
(See Notes to Fund Performance Overview Page 30.)
The Fund generated a NAV return of 7.56% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Industrials Index generated a return of 11.18%. The Machinery industry was given the highest allocation in the Fund over the period with a 35.4% weighting. This industry returned 12.0% in the Fund and contributed 4.5% to the Fund’s return. The least contributing industry in the Fund was the Construction & Engineering industry with a -1.4% contribution, which stems from its 33.1% allocation and -3.3% return. On a relative basis, the Fund underperformed the benchmark. The majority of the underperformance is attributable to the Fund over allocating and underperforming the benchmark among the Construction & Engineering industry by 32.2% and -25.1%, respectively, creating -4.9% of relative drag. The Fund did not have any exposure to the well performing Aerospace & Defense industry, which created an additional -2.9% of relative drag. Due to the Fund having no exposure to the Industrial Conglomerates industry, the Fund realized 5.5% of relative outperformance.

(1)	The Russell 2500® Index has been added as a benchmark because the Advisor believes that its returns provide a more meaningful comparison to Fund returns.
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors (“RBA” or “Licensor”). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA’s only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust RBA American Industrial Renaissance® ETF (AIRR) (Continued)
Sector Allocation	% of Total Investments
Industrials	90.5%
Financials	9.5
Total	100.0%
Top Ten Holdings	% of Total Investments
Clean Harbors, Inc.	4.3%
Proto Labs, Inc.	4.1
Comfort Systems USA, Inc.	4.0
Generac Holdings, Inc.	3.8
Atkore International Group, Inc.	3.8
Hubbell, Inc.	3.7
Greenbrier (The) Cos., Inc.	3.7
RBC Bearings, Inc.	3.6
Argan, Inc.	3.4
Covanta Holding Corp.	3.3
Total	37.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
3/11/14 – 9/30/14	104	4	0	0
10/1/14 – 9/30/15	127	5	0	0
10/1/15 – 9/30/16	100	0	0	0
10/1/16 – 9/30/17	140	1	0	0
10/1/17 – 9/30/18	108	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
3/11/14 – 9/30/14	31	3	0	0
10/1/14 – 9/30/15	116	4	0	0
10/1/15 – 9/30/16	153	0	0	0
10/1/16 – 9/30/17	110	0	0	0
10/1/17 – 9/30/18	143	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
The First Trust Dorsey Wright Momentum & Dividend ETF, formerly the First Trust RBA Quality Income ETF, seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Dividend Yield Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “DDIV.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/18	Inception (3/10/14) to 9/30/18	Inception (3/10/14) to 9/30/18
Fund Performance
NAV	5.10%	7.83%	41.02%
Market Price	4.88%	7.82%	40.98%
Index Performance
Dorsey Wright Momentum Plus Dividend Yield Index(1)	N/A	N/A	N/A
Richard Bernstein Advisors Quality Income Index(1)	4.52%	8.42%	44.57%
Dow Jones U.S. Select Dividend IndexSM(2)	10.59%	11.55%	64.58%
S&P 500® Index	17.91%	12.41%	70.45%
(See Notes to Fund Performance Overview Page 30.)
The Fund generated a NAV return of 5.10% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 17.91%. The Financials sector was the highest allocated sector in the Fund during the period with a 26.5% allocation. This sector had a -1.9% return and was also the Fund’s least contributing sector with a -0.9% contribution. The Fund’s top contributing sector was the Industrials sector with a 2.4% contribution, stemming from its 7.8% allocation and 36.1% return. On a relative basis, the Fund underperformed the benchmark. The Fund over allocated and underperformed the benchmark amongst the Financials sector by 12.0% and -10.9%, respectively, creating, in total, -3.9% of relative drag. The Fund outperformed the benchmark amongst the Industrial sector by 24.5%, which created 1.3% of relative outperformance.

(1)	On September 6, 2018, the Fund’s underlying index changed from the Richard Bernstein Advisors Quality Income Index to the Dorsey Wright Momentum Plus Dividend Yield Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to September 6, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of July 2, 2018, it was not in existence for all of the periods disclosed.
(2)	The Dow Jones U.S. Select DividendSM Index represents 100 of the United States’ leading stocks by dividend yield.
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the indexes to track general stock performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV) (Continued)
Sector Allocation	% of Total Investments
Financials	21.4%
Real Estate	14.3
Consumer Discretionary	13.5
Energy	13.3
Information Technology	11.5
Industrials	10.7
Materials	9.6
Communication Services	2.7
Utilities	1.9
Consumer Staples	1.1
Total	100.0%
Top Ten Holdings	% of Total Investments
Targa Resources Corp.	5.7%
New Residential Investment Corp.	5.3
ONEOK, Inc.	3.3
Six Flags Entertainment Corp.	3.3
Ryman Hospitality Properties, Inc.	3.2
Interpublic Group of (The) Cos., Inc.	2.7
Kohl’s Corp.	2.7
Cisco Systems, Inc.	2.6
LyondellBasell Industries N.V., Class A	2.6
Fidelity National Financial, Inc.	2.6
Total	34.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
3/11/14 – 9/30/14	87	3	0	0
10/1/14 – 9/30/15	174	6	0	0
10/1/15 – 9/30/16	174	0	0	0
10/1/16 – 9/30/17	167	0	0	0
10/1/17 – 9/30/18	67	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
3/11/14 – 9/30/14	49	3	0	0
10/1/14 – 9/30/15	64	8	0	0
10/1/15 – 9/30/16	78	1	0	0
10/1/16 – 9/30/17	84	0	0	0
10/1/17 – 9/30/18	184	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
The First Trust Dorsey Wright International Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright International Focus Five Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of certain First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust country/region-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “IFV.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/18	Inception (7/22/14) to 9/30/18	Inception (7/22/14) to 9/30/18
Fund Performance
NAV	-2.91%	1.60%	6.86%
Market Price	-3.05%	1.56%	6.71%
Index Performance
Dorsey Wright International Focus Five Index	-2.61%	1.89%	8.18%
MSCI All Country World Ex-US Index	1.76%	2.38%	10.34%
(See Notes to Fund Performance Overview Page 30.)
The Fund generated a NAV return of -2.91% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Ex-US Index generated a return of 1.76%. The Fund allocated the most to German securities over the period with a 21.5% allocation. German securities returned 2.7% and contributed 0.6% to the Fund’s return. The top contributing country in the Fund was Switzerland with a 0.8% contribution, stemming from its 19.2% allocation and 4.1% return. The least contributing country in the Fund was China with a -1.6% contribution, stemming from its 17.2% allocation and -9.9% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund underperforming the benchmark amongst Chinese securities by -8.4%, creating -1.9% of relative underperformance. Relative drag of 0.5% was reversed due to the Fund allocating 8.5% less to the relatively poor performing United Kingdom securities.

The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates, LLC (“Dorsey Wright”). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright’s only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright International Focus 5 ETF (IFV) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 23, 2014 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
7/23/14 – 9/30/14	40	1	0	0
10/1/14 – 9/30/15	185	8	0	0
10/1/15 – 9/30/16	155	1	0	0
10/1/16 – 9/30/17	136	0	0	0
10/1/17 – 9/30/18	127	6	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
7/23/14 – 9/30/14	8	0	0	0
10/1/14 – 9/30/15	58	1	0	0
10/1/15 – 9/30/16	97	0	0	0
10/1/16 – 9/30/17	114	1	0	0
10/1/17 – 9/30/18	117	1	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
The First Trust Dorsey Wright Dynamic Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Dynamic Focus Five Index (the “Index”). The Fund normally invests at least 80% of its total assets (including investment borrowings) in the exchange-traded funds (“ETFs”) and cash equivalents that comprise the Index. The cash equivalents in which the Fund may invest (the “Cash Proxy”) are 1- to 3-month U.S. Treasury Bills representing the component securities of a cash equivalent index (the Nasdaq US T-Bill Index (the “Cash Index”)) that is a component of the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of each of the First Trust sector and industry-based ETFs relative to one another. The Cash Index is also evaluated and its inclusion and weight in the Index are adjusted based upon its rank relative to the selection universe of sector and industry-based ETFs chosen by the Index. The Index is designed to provide targeted exposure to the five First Trust sector and industry-based ETFs that the Index determines offer the greatest potential to outperform the other First Trust sector and industry-based ETFs and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FVC.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/18	Inception (3/17/16) to 9/30/18	Inception (3/17/16) to 9/30/18
Fund Performance
NAV	18.91%	16.08%	46.05%
Market Price	18.82%	16.07%	45.99%
Index Performance
Dorsey Wright Dynamic Focus Five Index	19.25%	16.47%	47.30%
S&P 500® Index	17.91%	17.39%	50.27%
(See Notes to Fund Performance Overview Page 30.)
The Fund generated a NAV return of 18.91% during the 12-month period covered by this report. During the same period, the benchmark S&P 500® Index generated a return of 17.91%. The Fund’s largest sector exposure during the period was the Information Technology sector with a 42.7% weighting. This sector had a 29.9% return and 11.5% contribution to the Fund’s return. The Financials sector was the Fund’s least contributing sector with a 1.4% contribution, stemming from its 21% allocation and 5.4% return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is due to the Fund having no exposure to the relatively poor performing Consumer Staples sector versus the benchmarks 7.2% allocation. The allocation difference created 1.2% of relative outperformance. The Fund over weighted and underperformed the benchmark amongst the Financials sector by 6.6% and -3.7%, respectively, creating -1.3% of relative drag.

The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates, LLC (“Dorsey Wright”). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright’s only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 18, 2016 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
3/18/16 – 9/30/16	113	0	0	0
10/1/16 – 9/30/17	167	0	0	0
10/1/17 – 9/30/18	161	1	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
3/18/16 – 9/30/16	25	0	0	0
10/1/16 – 9/30/17	84	0	0	0
10/1/17 – 9/30/18	89	0	0	0

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
September 30, 2018 (Unaudited)
As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF, First Trust BuyWrite Income ETF, First Trust Hedged BuyWrite Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust Dorsey Wright International Focus 5 ETF, or First Trust Dorsey Wright Dynamic Focus 5 ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Actual	$1,000.00	$1,087.50	0.50%	$2.62
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54
Multi-Asset Diversified Income Index Fund (MDIV) (b)
Actual	$1,000.00	$1,066.60	0.48%	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	0.48%	$2.43
First Trust S&P International Dividend Aristocrats ETF (FID)
Actual	$1,000.00	$970.20	0.68%	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	0.68%	$3.45
First Trust BuyWrite Income ETF (FTHI)
Actual	$1,000.00	$1,072.40	0.85%	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
First Trust Hedged BuyWrite Income ETF (FTLB)
Actual	$1,000.00	$1,061.50	0.85%	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
First Trust Rising Dividend Achievers ETF (RDVY)
Actual	$1,000.00	$1,067.90	0.50%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses (Continued)
September 30, 2018 (Unaudited)
	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Dorsey Wright Focus 5 ETF (FV) (b)
Actual	$1,000.00	$1,080.40	0.30%	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52
First Trust RBA American Industrial Renaissance® ETF (AIRR)
Actual	$1,000.00	$1,076.20	0.70%	$3.64
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Actual	$1,000.00	$1,041.40	0.68%	$3.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	0.68%	$3.45
First Trust Dorsey Wright International Focus 5 ETF (IFV) (b)
Actual	$1,000.00	$925.60	0.30%	$1.45
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) (b)
Actual	$1,000.00	$1,080.40	0.30%	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (April 1, 2018 through September 30, 2018), multiplied by 183/365 (to reflect the six-month period).
(b)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
COMMON STOCKS – 99.8%
	Aerospace & Defense – 0.5%
27,395	Harris Corp.	$4,635,508
	Commercial Services & Supplies – 0.3%
323,270	Pitney Bowes, Inc.	2,288,751
	Communications Equipment – 9.5%
20,787	ADTRAN, Inc.	366,891
1,574,588	Cisco Systems, Inc.	76,603,706
9,820	InterDigital, Inc.	785,600
113,033	Juniper Networks, Inc.	3,387,599
42,710	Motorola Solutions, Inc.	5,558,280
432,938	Nokia OYJ, ADR	2,415,794
5,901	Plantronics, Inc.	355,830
73,488	Telefonaktiebolaget LM Ericsson, ADR	646,694
		90,120,394
	Diversified Telecommunication Services – 11.8%
588,745	AT&T, Inc.	19,770,057
461,234	BCE, Inc.	18,689,202
880,362	CenturyLink, Inc.	18,663,674
27,702	Cogent Communications Holdings, Inc.	1,545,772
294,496	Consolidated Communications Holdings, Inc.	3,840,228
179,514	KT Corp., ADR	2,665,783
95,350	Orange S.A., ADR	1,515,112
482,240	Telefonica Brasil S.A., ADR	4,692,195
200,135	Telefonica S.A., ADR	1,573,061
82,634	Telekomunikasi Indonesia Persero Tbk PT, ADR	2,022,880
507,681	TELUS Corp.	18,702,968
345,862	Verizon Communications, Inc.	18,465,572
		112,146,504
	Electronic Equipment, Instruments & Components – 1.3%
22,729	CDW Corp.	2,021,063
269,542	Corning, Inc.	9,514,833
9,182	SYNNEX Corp.	777,715
		12,313,611
	Household Durables – 0.7%
94,993	Garmin Ltd.	6,654,260
	IT Services – 10.3%
33,898	Amdocs Ltd.	2,236,590
86,189	Cognizant Technology Solutions Corp., Class A	6,649,481
12,171	CSG Systems International, Inc.	488,544
37,501	DXC Technology Co.	3,507,094
7,666	Hackett Group (The), Inc.	154,470
299,050	Infosys Ltd., ADR	3,041,338
Shares	Description	Value

	IT Services (Continued)
513,504	International Business Machines Corp.	$77,646,940
45,299	Leidos Holdings, Inc.	3,132,879
21,100	NIC, Inc.	312,280
9,709	Science Applications International Corp.	782,545
		97,952,161
	Professional Services – 0.0%
4,769	Forrester Research, Inc.	218,897
	Semiconductors & Semiconductor Equipment – 29.4%
116,393	Analog Devices, Inc.	10,761,697
190,144	Applied Materials, Inc.	7,349,066
9,935	ASML Holding NV	1,867,979
171,708	Broadcom, Inc.	42,365,515
11,932	Brooks Automation, Inc.	417,978
4,527	Cabot Microelectronics, Corp.	467,051
4,374	Cohu, Inc.	109,787
153,836	Cypress Semiconductor Corp.	2,229,084
19,469	Entegris, Inc.	563,627
1,553,129	Intel Corp.	73,447,470
56,346	KLA-Tencor Corp.	5,730,952
38,637	Lam Research Corp.	5,861,233
126,567	Marvell Technology Group Ltd.	2,442,743
119,370	Maxim Integrated Products, Inc.	6,731,274
66,122	Microchip Technology, Inc.	5,217,687
7,215	MKS Instruments, Inc.	578,282
4,698	Monolithic Power Systems, Inc.	589,740
4,003	Power Integrations, Inc.	252,990
547,359	QUALCOMM, Inc.	39,426,269
11,202	Silicon Motion Technology Corp., ADR	601,547
41,762	Skyworks Solutions, Inc.	3,788,231
20,037	STMicroelectronics NV	367,479
534,581	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	23,607,097
24,106	Teradyne, Inc.	891,440
334,600	Texas Instruments, Inc.	35,899,234
76,256	Xilinx, Inc.	6,113,443
41,637	Xperi Corp.	618,309
		278,297,204
	Software – 14.5%
20,395	CDK Global, Inc.	1,275,911
30,601	Intuit, Inc.	6,958,667
15,881	j2 Global, Inc.	1,315,741
11,048	LogMeIn, Inc.	984,377
669,617	Microsoft Corp.	76,584,096
15,580	Monotype Imaging Holdings, Inc.	314,716
62,216	Open Text Corp.	2,366,697
774,167	Oracle Corp.	39,916,050
9,976	Progress Software Corp.	352,053

See Notes to Financial Statements

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
1,279	QAD, Inc., Class A	$72,455
13,679	SAP SE, ADR	1,682,517
18,819	SS&C Technologies Holdings, Inc.	1,069,484
153,934	Symantec Corp.	3,275,716
108,660	TiVo Corp.	1,352,817
		137,521,297
	Technology Hardware, Storage & Peripherals – 13.1%
330,440	Apple, Inc.	74,593,526
18,747	Canon, Inc., ADR	593,343
79,985	Diebold Nixdorf, Inc.	359,932
499,213	Hewlett Packard Enterprise Co.	8,142,164
588,263	HP, Inc.	15,159,538
33,874	Logitech International S.A.	1,514,845
49,707	NetApp, Inc.	4,269,334
224,966	Seagate Technology PLC	10,652,140
153,354	Western Digital Corp.	8,977,343
		124,262,165
	Trading Companies & Distributors – 0.0%
7,122	Systemax, Inc.	234,599
	Wireless Telecommunication Services – 8.4%
210,694	America Movil SAB de CV, ADR, Class L	3,383,746
149,479	China Mobile Ltd., ADR	7,314,007
1,710,854	Mobile TeleSystems PJSC, ADR	14,593,585
362,952	Rogers Communications, Inc., Class B	18,659,362
10,640	Shenandoah Telecommunications Co.	412,300
69,128	Telephone & Data Systems, Inc.	2,103,565
65,401	TIM Participacoes S.A., ADR	947,661
4,529,357	VEON Ltd., ADR	13,135,135
870,176	Vodafone Group PLC, ADR	18,882,819
		79,432,180
	Total Investments – 99.8%	946,077,531
	(Cost $764,495,583) (a)
	Net Other Assets and Liabilities – 0.2%	2,094,580
	Net Assets – 100.0%	$948,172,111

(a)	Aggregate cost for federal income tax purposes was $777,098,812. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $206,596,694 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $37,617,975. The net unrealized appreciation was $168,978,719.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 946,077,531	$ 946,077,531	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments
September 30, 2018
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 20.2%
	Energy Equipment & Services – 1.3%
530,605	USA Compression Partners L.P.	$8,760,289
	Oil, Gas & Consumable Fuels – 18.9%
122,056	Andeavor Logistics, L.P.	5,927,039
267,600	Black Stone Minerals, L.P.	4,872,996
280,731	Buckeye Partners, L.P.	10,024,904
69,978	Cheniere Energy Partners, L.P.	2,761,332
115,736	DCP Midstream, L.P.	4,581,988
209,921	Delek Logistics Partners, L.P.	7,137,314
322,874	Dorchester Minerals, L.P.	6,586,630
303,385	Enable Midstream Partners, L.P.	5,109,004
382,491	EnLink Midstream Partners, L.P.	7,129,632
139,781	Enterprise Products Partners, L.P.	4,015,908
93,070	EQT Midstream Partners, L.P.	4,912,235
231,531	GasLog Partners, L.P.	5,788,275
354,996	Global Partners, L.P.	6,460,927
245,744	Holly Energy Partners, L.P.	7,731,106
298,317	KNOT Offshore Partners, L.P.	6,473,479
38,353	Magellan Midstream Partners, L.P.	2,597,265
124,977	MPLX, L.P.	4,334,202
288,508	PBF Logistics, L.P.	6,217,348
68,715	Phillips 66 Partners, L.P.	3,514,085
266,118	Sprague Resources L.P.	7,171,880
139,442	TransMontaigne Partners, L.P.	5,368,517
73,500	Valero Energy Partners, L.P.	2,784,180
122,197	Western Gas Equity Partners, L.P.	3,658,578
100,999	Western Gas Partners, L.P.	4,411,636
		129,570,460
	Total Master Limited Partnerships	138,330,749
	(Cost $133,062,846)
EXCHANGE-TRADED FUNDS – 20.0%
	Capital Markets – 20.0%
2,862,118	First Trust Tactical High Yield ETF (a)	136,780,619
	(Cost $140,635,010)
COMMON STOCKS – 19.8%
	Automobiles – 1.3%
420,100	Ford Motor Co.	3,885,925
76,674	General Motors Co.	2,581,613
55,439	Harley-Davidson, Inc.	2,511,387
		8,978,925
	Banks – 2.2%
191,760	FNB Corp.	2,439,187
57,097	PacWest Bancorp	2,720,672
141,991	People’s United Financial, Inc.	2,430,886
114,943	Umpqua Holdings Corp.	2,390,814
63,927	United Bankshares, Inc.	2,323,747
216,075	Valley National Bancorp	2,430,844
		14,736,150
	Capital Markets – 1.2%
125,462	Federated Investors, Inc., Class B	3,026,143
124,003	Invesco, Ltd.	2,837,189
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2018
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Capital Markets (Continued)
76,392	Legg Mason, Inc.	$2,385,722
		8,249,054
	Chemicals – 0.3%
20,967	LyondellBasell Industries N.V., Class A	2,149,327
	Containers & Packaging – 0.3%
47,357	International Paper Co.	2,327,597
	Diversified Telecommunication Services – 1.1%
134,351	AT&T, Inc.	4,511,507
57,946	Verizon Communications, Inc.	3,093,737
		7,605,244
	Electric Utilities – 4.1%
33,099	American Electric Power Co., Inc.	2,346,057
37,013	Duke Energy Corp.	2,961,780
37,110	Edison International	2,511,605
35,919	Entergy Corp.	2,914,109
74,957	FirstEnergy Corp.	2,786,152
68,916	Hawaiian Electric Industries, Inc.	2,452,720
68,696	OGE Energy Corp.	2,495,039
30,335	Pinnacle West Capital Corp.	2,401,925
129,721	PPL Corp.	3,795,636
75,817	Southern (The) Co.	3,305,621
		27,970,644
	Food Products – 0.8%
63,761	General Mills, Inc.	2,736,622
49,090	Kraft Heinz (The) Co.	2,705,350
		5,441,972
	Household Products – 0.7%
20,647	Kimberly-Clark Corp.	2,346,325
28,912	Procter & Gamble (The) Co.	2,406,346
		4,752,671
	Independent Power and Renewable Electricity Producers – 0.4%
191,683	AES Corp.	2,683,562
	Insurance – 1.1%
53,207	MetLife, Inc.	2,485,831
112,309	Old Republic International Corp.	2,513,476
42,799	Principal Financial Group, Inc.	2,507,593
		7,506,900
	IT Services – 0.8%
19,711	International Business Machines Corp.	2,980,500
131,940	Western Union (The) Co.	2,514,777
		5,495,277
	Media – 0.3%
33,955	Omnicom Group, Inc.	2,309,619
	Multi-Utilities – 1.9%
94,942	Centerpoint Energy, Inc.	2,625,146
31,095	Consolidated Edison, Inc.	2,369,128
43,401	Dominion Energy, Inc.	3,050,222

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2018
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Multi-Utilities (Continued)
41,666	NorthWestern Corp.	$2,444,128
44,952	Public Service Enterprise Group, Inc.	2,373,016
		12,861,640
	Oil, Gas & Consumable Fuels – 0.7%
20,280	Chevron Corp.	2,479,839
142,388	Kinder Morgan, Inc.	2,524,539
		5,004,378
	Paper & Forest Products – 0.8%
47,749	Domtar Corp.	2,491,065
69,827	Schweitzer-Mauduit International, Inc.	2,675,073
		5,166,138
	Technology Hardware, Storage & Peripherals – 0.4%
95,283	Xerox Corp.	2,570,735
	Thrifts & Mortgage Finance – 0.3%
138,581	Northwest Bancshares, Inc.	2,400,223
	Tobacco – 0.5%
54,606	Altria Group, Inc.	3,293,288
	Trading Companies & Distributors – 0.6%
174,863	Aircastle, Ltd.	3,831,248
	Total Common Stocks	135,334,592
	(Cost $137,674,529)
REAL ESTATE INVESTMENT TRUSTS – 19.5%
	Health Care REITs – 2.6%
88,853	LTC Properties, Inc.	3,919,306
344,945	Medical Properties Trust, Inc.	5,143,130
50,194	National Health Investors, Inc.	3,794,164
202,236	Sabra Health Care REIT, Inc.	4,675,696
		17,532,296
	Hotel & Resort REITs – 2.5%
288,488	Apple Hospitality REIT, Inc.	5,045,655
115,903	Chesapeake Lodging Trust	3,717,009
195,600	Hospitality Properties Trust	5,641,104
204,109	Sunstone Hotel Investors, Inc.	3,339,223
		17,742,991
	Mortgage REITs – 10.2%
445,247	AGNC Investment Corp.	8,294,952
804,609	Annaly Capital Management, Inc.	8,231,150
167,718	Blackstone Mortgage Trust, Inc., Class A	5,620,230
429,050	Chimera Investment Corp.	7,778,676
344,921	Ladder Capital Corp.	5,842,962
990,348	MFA Financial, Inc.	7,279,058
459,547	New Residential Investment Corp.	8,189,127
372,350	PennyMac Mortgage Investment Trust	7,536,364
304,875	Redwood Trust, Inc.	4,951,170
291,281	Starwood Property Trust, Inc.	6,268,367
		69,992,056
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2018
Shares/ Units	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Retail REITs – 2.2%
256,967	Brixmor Property Group, Inc.	$4,499,492
71,468	National Retail Properties, Inc.	3,203,196
17,870	Simon Property Group, Inc.	3,158,523
127,400	Weingarten Realty Investors	3,791,424
		14,652,635
	Specialized REITs – 2.0%
69,033	EPR Properties	4,722,548
147,983	Gaming and Leisure Properties, Inc.	5,216,401
46,826	Lamar Advertising Co., Class A	3,643,063
		13,582,012
	Total Real Estate Investment Trusts	133,501,990
	(Cost $127,731,909)

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 19.8%
	Banks – 9.5%
201,187	Bank of America Corp., Series W	6.63%	(b)	5,262,046
195,803	Bank of America Corp., Series Y	6.50%	(b)	5,100,668
237,695	Barclays Bank PLC, Series 5	8.13%	(b)	6,187,201
229,179	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (c)	8.71%	10/30/40	6,153,456
185,125	Citigroup, Inc., Series J (d)	7.13%	(b)	5,166,839
205,969	Deutsche Bank Contingent Capital Trust II	6.55%	(b)	5,231,613
249,155	Deutsche Bank Contingent Capital Trust V	8.05%	(b)	6,358,436
211,264	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (c)	8.10%	02/15/40	5,556,243
190,438	ING Groep N.V.	6.13%	(b)	4,827,603
196,681	ING Groep N.V.	6.38%	(b)	5,017,332
203,971	Regions Financial Corp., Series A	6.38%	(b)	5,142,109
203,939	Royal Bank of Scotland Group PLC, Series S	6.60%	(b)	5,178,011
				65,181,557
	Capital Markets – 3.1%
248,588	Ladenburg Thalmann Financial Services, Inc., Series A	8.00%	(b)	6,219,672
194,593	Merrill Lynch Capital Trust I, Series K (d)	6.45%	12/15/66	5,032,175
181,257	Morgan Stanley, Series E (d)	7.13%	(b)	5,091,509
184,241	Morgan Stanley, Series F (d)	6.88%	(b)	5,044,518
				21,387,874
	Consumer Finance – 2.2%
189,486	Capital One Financial Corp., Series B	6.00%	(b)	4,778,837
190,892	Capital One Financial Corp., Series C	6.25%	(b)	4,888,744
199,453	Capital One Financial Corp., Series D	6.70%	(b)	5,209,712
				14,877,293
	Equity Real Estate Investment Trusts – 0.8%
224,406	Digital Realty Trust, Inc., Series H	7.38%	(b)	5,708,889
	Insurance – 2.3%
195,465	Aegon N.V.	6.38%	(b)	5,005,859
197,312	Aegon N.V.	6.50%	(b)	5,072,891
213,680	Allstate Corp., Series C	6.75%	(b)	5,335,590
				15,414,340

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Mortgage Real Estate Investment Trusts – 0.9%
238,820	Annaly Capital Management, Inc., Series D	7.50%	(b)	$6,054,087
	Oil, Gas & Consumable Fuels – 1.0%
254,987	NuStar Logistics, L.P., 3 Mo. LIBOR + 6.73% (c)	9.07%	01/15/43	6,438,422
	Total $25 Par Preferred Securities			135,062,462
	(Cost $138,077,433)

Total Investments – 99.3%	679,010,412
(Cost $677,181,727) (e)
Net Other Assets and Liabilities – 0.7%	4,949,964
Net Assets – 100.0%	$683,960,376

(a)	Investment in an affiliated fund.
(b)	Perpetual maturity.
(c)	Floating rate security.
(d)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(e)	Aggregate cost for federal income tax purposes was $677,125,751. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $22,575,858 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,691,197. The net unrealized appreciation was $1,884,661.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Master Limited Partnerships*	$ 138,330,749	$ 138,330,749	$ —	$ —
Exchange-Traded Funds*	136,780,619	136,780,619	—	—
Common Stocks*	135,334,592	135,334,592	—	—
Real Estate Investment Trusts*	133,501,990	133,501,990	—	—
$25 Par Preferred Securities*	135,062,462	135,062,462	—	—
Total Investments	$ 679,010,412	$ 679,010,412	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
COMMON STOCKS – 92.4%
	Aerospace & Defense – 1.1%
19,252	BAE Systems PLC	$158,036
	Banks – 6.5%
1,865	Bank of Montreal	153,832
2,435	Bank of Nova Scotia (The)	145,140
1,779	Canadian Imperial Bank of Commerce	166,696
4,281	Laurentian Bank of Canada	141,192
3,062	National Bank of Canada	152,928
1,720	Royal Bank of Canada	137,877
		897,665
	Capital Markets – 4.5%
29,105	Ashmore Group PLC	138,085
8,024	Close Brothers Group PLC	165,453
17,750	IG Group Holdings PLC	146,678
5,927	IGM Financial, Inc.	162,899
		613,115
	Commercial Services & Supplies – 1.6%
3,455	Intrum AB	89,841
1,419	Societe BIC S.A.	129,907
		219,748
	Construction & Engineering – 2.4%
2,871	Bouygues S.A.	124,102
10,316	Skanska AB, Class B	202,608
		326,710
	Containers & Packaging – 0.8%
10,442	RPC Group PLC	108,200
	Diversified Financial Services – 0.9%
1,194	Groupe Bruxelles Lambert S.A.	125,182
	Diversified Telecommunication Services – 2.6%
78,600	Singapore Telecommunications Ltd.	186,287
4,680	TELUS Corp.	172,504
		358,791
	Electric Utilities – 13.1%
16,200	Chugoku Electric Power (The) Co., Inc.	208,167
16,500	CK Infrastructure Holdings Ltd.	130,679
15,000	CLP Holdings Ltd.	175,612
80,993	EDP - Energias de Portugal S.A.	298,849
5,401	Emera, Inc.	167,928
4,334	Fortis, Inc.	140,524
13,280	Fortum OYJ	332,891
20,500	Power Assets Holdings Ltd.	142,718
Shares	Description	Value

	Electric Utilities (Continued)
9,536	Red Electrica Corp. S.A.	$199,735
		1,797,103
	Energy Equipment & Services – 1.5%
6,689	Tecnicas Reunidas S.A.	205,884
	Food & Staples Retailing – 1.8%
2,200	Lawson, Inc.	133,991
8,334	SPAR Group (The) Ltd.	108,515
		242,506
	Food Products – 3.0%
17,541	AVI Ltd.	131,844
12,387	Orkla ASA	104,651
19,049	Tate & Lyle PLC	169,529
		406,024
	Gas Utilities – 1.8%
35,210	APA Group	254,006
	Health Care Equipment & Supplies – 1.1%
1,478	Coloplast A.S., Class B	151,139
	Hotels, Restaurants & Leisure – 1.6%
34,927	Greene King PLC	223,158
	Household Products – 1.4%
105,070	Kimberly-Clark de Mexico S.A.B. de C.V., Class A	186,402
	Industrial Conglomerates – 0.8%
907	Siemens AG	116,196
	Insurance – 10.7%
907	Baloise Holding AG	138,351
7,003	CNP Assurances	168,796
6,144	Great-West Lifeco, Inc.	149,075
4,300	MS&AD Insurance Group Holdings, Inc.	143,586
873	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	193,344
7,210	Power Corp. of Canada	156,631
7,193	Power Financial Corp.	164,782
4,747	SCOR SE	220,460
3,358	Sun Life Financial, Inc.	133,499
		1,468,524
	Media – 1.1%
7,859	Shaw Communications, Inc., Class B	153,146
	Multiline Retail – 1.0%
38,435	Woolworths Holdings Ltd.	134,810

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Multi-Utilities – 1.8%
5,364	Canadian Utilities Ltd., Class A	$131,894
36,599	Hera S.p.A.	113,967
		245,861
	Oil, Gas & Consumable Fuels – 6.2%
9,416	Enagas S.A.	254,179
13,836	Enbridge Income Fund Holdings, Inc.	336,032
4,018	TOTAL S.A.	260,499
		850,710
	Personal Products – 0.9%
2,278	Unilever N.V.	126,861
	Pharmaceuticals – 3.3%
13,963	GlaxoSmithKline PLC	279,688
2,015	Sanofi	179,113
		458,801
	Real Estate Management & Development – 7.9%
9,056	Castellum AB	162,118
4,537	Deutsche EuroShop AG	146,863
10,309	First Capital Realty, Inc.	155,635
1,596	PSP Swiss Property AG	154,575
90,000	Sino Land Co., Ltd.	154,285
1,854	Swiss Prime Site AG	158,027
23,000	Wharf Real Estate Investment Co., Ltd.	148,371
		1,079,874
	Specialty Retail – 3.8%
9,769	Foschini Group (The) Ltd.	119,767
14,070	Hennes & Mauritz AB, Class B	260,015
25,125	Truworths International Ltd.	148,356
		528,138
	Technology Hardware, Storage & Peripherals – 0.9%
4,100	Canon, Inc.	130,268
	Tobacco – 1.0%
5,100	Japan Tobacco, Inc.	133,133
	Transportation Infrastructure – 0.8%
5,450	Atlantia S.p.A.	113,076
	Water Utilities – 2.9%
124,000	Guangdong Investment Ltd.	220,174
19,479	Pennon Group PLC	181,074
		401,248
	Wireless Telecommunication Services – 3.6%
5,500	KDDI Corp.	151,950
Shares	Description	Value

	Wireless Telecommunication Services (Continued)
6,600	NTT DOCOMO, Inc.	$177,460
653	SK Telecom Co., Ltd.	166,009
		495,419
	Total Common Stocks	12,709,734
	(Cost $12,888,621)
REAL ESTATE INVESTMENT TRUSTS – 4.2%
	Equity Real Estate Investment Trusts – 4.2%
4,846	Canadian Apartment Properties REIT	178,923
4,694	Klepierre S.A.	166,387
12,275	RioCan Real Estate Investment Trust	234,543
	Total Real Estate Investment Trusts	579,853
	(Cost $588,516)
	Total Investments – 96.6%	13,289,587
	(Cost $13,477,137) (a)
	Net Other Assets and Liabilities – 3.4%	463,724
	Net Assets – 100.0%	$13,753,311

(a)	Aggregate cost for federal income tax purposes was $13,495,244. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $184,238 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $389,895. The net unrealized depreciation was $205,657.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 12,709,734	$ 12,709,734	$ —	$ —
Real Estate Investment Trusts*	579,853	579,853	—	—
Total Investments	$ 13,289,587	$ 13,289,587	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2018
Currency Exposure Diversification	% of Total Investments
EUR	26.2%
CAD	25.1
GBP	11.8
JPY	8.1
HKD	7.3
SEK	5.4
ZAR	4.8
CHF	3.4
AUD	1.9
MXN	1.4
SGD	1.4
KRW	1.3
DKK	1.1
NOK	0.8
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
COMMON STOCKS – 93.8%
	Airlines – 0.3%
3,061	Delta Air Lines, Inc.	$177,018
	Auto Components – 2.0%
2,470	Fox Factory Holding Corp. (a)	173,023
46,987	Gentex Corp.	1,008,341
976	Lear Corp.	141,520
		1,322,884
	Banks – 4.5%
15,574	Bank of America Corp.	458,810
6,880	Banner Corp.	427,730
3,003	East West Bancorp, Inc.	181,291
14,148	JPMorgan Chase & Co. (b)	1,596,460
6,890	Wells Fargo & Co.	362,138
		3,026,429
	Biotechnology – 4.5%
5,792	Amgen, Inc.	1,200,624
5,039	Celgene Corp. (a)	450,940
3,089	Loxo Oncology, Inc. (a)	527,694
6,497	Neurocrine Biosciences, Inc. (a)	798,806
		2,978,064
	Chemicals – 3.0%
4,593	LyondellBasell Industries N.V., Class A	470,829
17,921	RPM International, Inc. (b)	1,163,790
4,658	Trinseo S.A.	364,721
		1,999,340
	Communications Equipment – 0.6%
7,847	Cisco Systems, Inc.	381,757
	Consumer Finance – 2.6%
6,122	Capital One Financial Corp. (b)	581,161
1,255	Credit Acceptance Corp. (a)	549,778
42,738	Navient Corp.	576,108
		1,707,047
	Diversified Financial Services – 0.9%
2,885	Berkshire Hathaway, Inc., Class B (a)	617,707
	Diversified Telecommunication Services – 1.7%
21,543	Verizon Communications, Inc.	1,150,181
	Electric Utilities – 1.8%
23,580	OGE Energy Corp.	856,425
6,857	Portland General Electric Co.	312,748
		1,169,173
	Electrical Equipment – 0.7%
1,220	Acuity Brands, Inc.	191,784
5,278	Generac Holdings, Inc. (a)	297,732
		489,516
	Electronic Equipment, Instruments & Components – 0.2%
7,179	Vishay Intertechnology, Inc.	146,093
	Entertainment – 0.9%
5,063	Electronic Arts, Inc. (a)	610,041
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Food & Staples Retailing – 2.2%
16,538	Walgreens Boots Alliance, Inc. (b)	$1,205,620
2,823	Walmart, Inc.	265,108
		1,470,728
	Food Products – 0.2%
3,415	TreeHouse Foods, Inc. (a)	163,408
	Gas Utilities – 1.5%
14,664	New Jersey Resources Corp.	676,011
5,911	UGI Corp.	327,942
		1,003,953
	Health Care Equipment & Supplies – 3.2%
17,854	Abbott Laboratories	1,309,769
5,792	DexCom, Inc. (a)	828,488
		2,138,257
	Health Care Providers & Services – 2.6%
1,451	Amedisys, Inc. (a)	181,317
2,108	Encompass Health Corp.	164,319
30,650	Premier, Inc., Class A (a)	1,403,157
		1,748,793
	Hotels, Restaurants & Leisure – 3.3%
18,522	Brinker International, Inc.	865,533
5,991	Cheesecake Factory (The), Inc.	320,758
9,785	Las Vegas Sands Corp.	580,544
5,417	Penn National Gaming, Inc. (a)	178,328
7,661	Yum China Holdings, Inc.	268,978
		2,214,141
	Household Durables – 1.1%
3,290	Lennar Corp., Class A	153,610
246	NVR, Inc. (a) (b)	607,817
		761,427
	Household Products – 1.7%
17,310	Colgate-Palmolive Co.	1,158,904
	Independent Power and Renewable Electricity Producers – 0.9%
20,018	Clearway Energy, Inc., Class C	385,347
15,851	TerraForm Power, Inc., Class A	183,079
		568,426
	Industrial Conglomerates – 0.4%
22,781	General Electric Co.	257,197
	Insurance – 5.5%
11,262	Argo Group International Holdings Ltd.	710,069
19,264	Aspen Insurance Holdings Ltd.	805,235
10,577	Axis Capital Holdings Ltd.	610,399
8,927	Fidelity National Financial, Inc.	351,278
5,122	Primerica, Inc.	617,457
4,607	RenaissanceRe Holdings Ltd.	615,403
		3,709,841
	Interactive Media & Services – 3.5%
1,224	Alphabet, Inc., Class A (a)	1,477,466

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Interactive Media & Services (Continued)
5,253	Facebook, Inc., Class A (a) (b)	$863,908
		2,341,374
	Internet & Direct Marketing Retail – 1.6%
550	Amazon.com, Inc. (a)	1,101,650
	IT Services – 5.5%
5,313	Accenture PLC, Class A	904,273
3,024	International Business Machines Corp.	457,259
2,626	MAXIMUS, Inc.	170,847
47,821	Travelport Worldwide Ltd.	806,740
4,656	Twilio, Inc., Class A (a)	401,720
6,177	Visa, Inc., Class A	927,106
		3,667,945
	Life Sciences Tools & Services – 0.6%
6,243	Medpace Holdings Inc. (a)	374,018
	Machinery – 3.1%
24,670	Allison Transmission Holdings, Inc.	1,283,087
8,177	Hillenbrand, Inc.	427,657
4,078	Watts Water Technologies, Inc., Class A	338,474
		2,049,218
	Media – 0.7%
7,729	John Wiley & Sons, Inc., Class A	468,377
	Metals & Mining – 1.7%
27,230	Freeport-McMoRan, Inc.	379,041
16,589	Steel Dynamics, Inc.	749,657
		1,128,698
	Oil, Gas & Consumable Fuels – 7.0%
10,817	Chevron Corp. (b)	1,322,703
7,422	Exxon Mobil Corp. (b)	631,018
32,142	Kinder Morgan, Inc.	569,878
5,736	Murphy Oil Corp.	191,238
8,110	PBF Energy, Inc., Class A	404,770
13,728	Peabody Energy Corp.	489,266
9,718	Valero Energy Corp.	1,105,423
		4,714,296
	Pharmaceuticals – 2.8%
40,355	Endo International PLC (a)	679,175
4,496	Johnson & Johnson (b)	621,212
13,189	Mallinckrodt PLC (a)	386,569
2,589	Reata Pharmaceuticals Inc., Class A (a)	211,677
		1,898,633
	Road & Rail – 0.3%
2,488	CSX Corp.	184,236
	Semiconductors & Semiconductor Equipment – 2.3%
8,830	Intel Corp. (b)	417,571
10,142	Texas Instruments, Inc. (b)	1,088,135
		1,505,706
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Software – 5.5%
61,453	Cision Ltd. (a)	$1,032,410
5,390	Intuit, Inc.	1,225,686
2,433	j2 Global, Inc.	201,574
10,788	Microsoft Corp.	1,233,824
		3,693,494
	Specialty Retail – 6.4%
5,884	Home Depot (The), Inc.	1,218,871
11,605	Lowe’s Cos., Inc. (b)	1,332,486
5,697	Murphy USA, Inc. (a)	486,866
11,274	TJX (The) Cos., Inc.	1,262,913
		4,301,136
	Technology Hardware, Storage & Peripherals – 4.2%
6,934	Apple, Inc. (b)	1,565,281
47,005	HP, Inc.	1,211,319
		2,776,600
	Textiles, Apparel & Luxury Goods – 0.3%
2,557	NIKE, Inc., Class B	216,629
	Tobacco – 1.7%
19,168	Altria Group, Inc. (b)	1,156,022
	Trading Companies & Distributors – 0.3%
6,148	Univar, Inc. (a)	188,498
	Total Common Stocks	62,736,855
	(Cost $58,324,397)
REAL ESTATE INVESTMENT TRUSTS – 6.2%
	Equity Real Estate Investment Trusts – 4.6%
7,610	American Tower Corp.	1,105,733
4,732	Simon Property Group, Inc.	836,381
82,252	SITE Centers Corp. (b)	1,101,354
		3,043,468
	Mortgage Real Estate Investment Trusts – 1.6%
148,588	MFA Financial, Inc. (b)	1,092,122
	Total Real Estate Investment Trusts	4,135,590
	(Cost $4,227,133)
	Total Investments – 100.0%	66,872,445
	(Cost $62,551,530) (c)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (1.6)%
20	S&P 500® Index	$5,827,960	$2,825.00	Oct 2018	(187,800)
20	S&P 500® Index	5,827,960	2,825.00	Nov 2018	(222,100)
39	S&P 500® Index	11,364,522	2,850.00	Nov 2018	(351,585)
37	S&P 500® Index	10,781,726	2,925.00	Dec 2018	(210,900)
19	S&P 500® Index	5,536,562	2,950.00	Dec 2018	(81,320)
	Total Call Options Written				(1,053,705)
	(Premiums received $779,978)

Net Other Assets and Liabilities – 1.6%	1,079,559
Net Assets – 100.0%	$66,898,299

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2018

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged to cover index options written.
(c)	Aggregate cost for federal income tax purposes was $61,552,394. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,400,387 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,134,041. The net unrealized appreciation was $4,266,346. The amounts presented are inclusive of derivative contracts.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 62,736,855	$ 62,736,855	$ —	$ —
Real Estate Investment Trusts*	4,135,590	4,135,590	—	—
Total Investments	$ 66,872,445	$ 66,872,445	$—	$—
LIABILITIES TABLE
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (1,053,705)	$ (1,053,705)	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
COMMON STOCKS – 93.4%
	Airlines – 0.3%
625	Delta Air Lines, Inc.	$36,144
	Auto Components – 2.0%
504	Fox Factory Holding Corp. (a)	35,305
9,691	Gentex Corp.	207,969
199	Lear Corp.	28,855
		272,129
	Banks – 4.5%
3,184	Bank of America Corp.	93,801
1,402	Banner Corp.	87,162
614	East West Bancorp, Inc.	37,067
2,884	JPMorgan Chase & Co. (b)	325,431
1,409	Wells Fargo & Co.	74,057
		617,518
	Biotechnology – 4.4%
1,179	Amgen, Inc.	244,395
1,029	Celgene Corp. (a)	92,085
628	Loxo Oncology, Inc. (a)	107,281
1,346	Neurocrine Biosciences, Inc. (a)	165,491
		609,252
	Chemicals – 3.0%
937	LyondellBasell Industries N.V., Class A	96,052
3,642	RPM International, Inc. (b)	236,512
951	Trinseo S.A.	74,463
		407,027
	Communications Equipment – 0.6%
1,600	Cisco Systems, Inc. (b)	77,840
	Consumer Finance – 2.6%
1,274	Capital One Financial Corp. (b)	120,941
256	Credit Acceptance Corp. (a)	112,146
8,734	Navient Corp.	117,734
		350,821
	Diversified Financial Services – 0.9%
601	Berkshire Hathaway, Inc., Class B (a)	128,680
	Diversified Telecommunication Services – 1.7%
4,372	Verizon Communications, Inc. (b)	233,421
	Electric Utilities – 1.8%
4,886	OGE Energy Corp.	177,459
1,401	Portland General Electric Co.	63,900
		241,359
	Electrical Equipment – 0.7%
250	Acuity Brands, Inc.	39,300
1,075	Generac Holdings, Inc. (a)	60,641
		99,941
	Electronic Equipment, Instruments & Components – 0.2%
1,463	Vishay Intertechnology, Inc.	29,772
	Entertainment – 0.9%
1,051	Electronic Arts, Inc. (a)	126,635

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Food & Staples Retailing – 2.2%
3,357	Walgreens Boots Alliance, Inc. (b)	$244,726
576	Walmart, Inc. (b)	54,092
		298,818
	Food Products – 0.2%
697	TreeHouse Foods, Inc. (a)	33,351
	Gas Utilities – 1.5%
3,052	New Jersey Resources Corp.	140,697
1,208	UGI Corp.	67,020
		207,717
	Health Care Equipment & Supplies – 3.2%
3,633	Abbott Laboratories (b)	266,517
1,198	DexCom, Inc. (a)	171,362
		437,879
	Health Care Providers & Services – 2.6%
295	Amedisys, Inc. (a)	36,863
431	Encompass Health Corp. (b)	33,597
6,204	Premier, Inc., Class A (a) (b)	284,019
		354,479
	Hotels, Restaurants & Leisure – 3.3%
3,839	Brinker International, Inc.	179,396
1,222	Cheesecake Factory (The), Inc.	65,426
2,028	Las Vegas Sands Corp.	120,321
1,103	Penn National Gaming, Inc. (a)	36,311
1,564	Yum China Holdings, Inc.	54,912
		456,366
	Household Durables – 1.1%
673	Lennar Corp., Class A	31,422
51	NVR, Inc. (a) (b)	126,011
		157,433
	Household Products – 1.7%
3,521	Colgate-Palmolive Co. (b)	235,731
	Independent Power and Renewable Electricity Producers – 0.8%
4,082	Clearway Energy, Inc., Class C	78,579
3,197	TerraForm Power, Inc., Class A	36,925
		115,504
	Industrial Conglomerates – 0.4%
4,654	General Electric Co.	52,544
	Insurance – 5.6%
2,342	Argo Group International Holdings Ltd.	147,663
3,997	Aspen Insurance Holdings Ltd.	167,075
2,158	Axis Capital Holdings Ltd.	124,538
1,827	Fidelity National Financial, Inc.	71,892
1,064	Primerica, Inc.	128,265
958	RenaissanceRe Holdings Ltd.	127,970
		767,403
	Interactive Media & Services – 3.5%
249	Alphabet, Inc., Class A (a) (b)	300,563
See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Interactive Media & Services (Continued)
1,085	Facebook, Inc., Class A (a) (b)	$178,439
		479,002
	Internet & Direct Marketing Retail – 1.6%
112	Amazon.com, Inc. (a)	224,336
	IT Services – 5.5%
1,097	Accenture PLC, Class A	186,709
619	International Business Machines Corp.	93,599
537	MAXIMUS, Inc.	34,937
9,865	Travelport Worldwide Ltd.	166,423
947	Twilio, Inc., Class A (a)	81,707
1,276	Visa, Inc., Class A	191,515
		754,890
	Life Sciences Tools & Services – 0.6%
1,275	Medpace Holdings Inc. (a)	76,385
	Machinery – 3.0%
4,991	Allison Transmission Holdings, Inc. (b)	259,582
1,667	Hillenbrand, Inc.	87,184
836	Watts Water Technologies, Inc., Class A	69,388
		416,154
	Media – 0.7%
1,581	John Wiley & Sons, Inc., Class A	95,809
	Metals & Mining – 1.7%
5,560	Freeport-McMoRan, Inc.	77,395
3,437	Steel Dynamics, Inc.	155,318
		232,713
	Oil, Gas & Consumable Fuels – 7.0%
2,201	Chevron Corp. (b)	269,138
1,516	Exxon Mobil Corp. (b)	128,890
6,895	Kinder Morgan, Inc.	122,249
1,174	Murphy Oil Corp.	39,141
1,655	PBF Energy, Inc., Class A	82,601
2,859	Peabody Energy Corp.	101,895
1,972	Valero Energy Corp. (b)	224,315
		968,229
	Pharmaceuticals – 2.8%
8,356	Endo International PLC (a)	140,632
890	Johnson & Johnson (b)	122,971
2,688	Mallinckrodt PLC (a)	78,785
526	Reata Pharmaceuticals Inc., Class A (a)	43,006
		385,394
	Road & Rail – 0.3%
507	CSX Corp.	37,543
	Semiconductors & Semiconductor Equipment – 2.2%
1,817	Intel Corp. (b)	85,926
2,059	Texas Instruments, Inc. (b)	220,910
		306,836

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Software – 5.5%
12,871	Cision Ltd. (a)	$216,233
1,100	Intuit, Inc. (b)	250,140
495	j2 Global, Inc.	41,011
2,192	Microsoft Corp. (b)	250,699
		758,083
	Specialty Retail – 6.4%
1,193	Home Depot (The), Inc. (b)	247,130
2,363	Lowe’s Cos., Inc. (b)	271,320
1,163	Murphy USA, Inc. (a)	99,390
2,294	TJX (The) Cos., Inc. (b)	256,974
		874,814
	Technology Hardware, Storage & Peripherals – 4.1%
1,410	Apple, Inc. (b)	318,293
9,553	HP, Inc. (b)	246,181
		564,474
	Textiles, Apparel & Luxury Goods – 0.3%
521	NIKE, Inc., Class B	44,139
	Tobacco – 1.7%
3,898	Altria Group, Inc. (b)	235,088
	Trading Companies & Distributors – 0.3%
1,255	Univar, Inc. (a)	38,478
	Total Common Stocks	12,840,131
	(Cost $12,150,150)
REAL ESTATE INVESTMENT TRUSTS – 6.1%
	Equity Real Estate Investment Trusts – 4.5%
1,549	American Tower Corp. (b)	225,070
979	Simon Property Group, Inc.	173,038
16,709	SITE Centers Corp. (b)	223,733
		621,841
	Mortgage Real Estate Investment Trusts – 1.6%
30,182	MFA Financial, Inc. (b)	221,838
	Total Real Estate Investment Trusts	843,679
	(Cost $862,645)
	Total Investments – 99.5%	13,683,810
	(Cost $13,012,795) (c)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PUT OPTIONS PURCHASED – 0.1%
7	S&P 500® Index	$2,039,786	$2,500.00	Dec 2018	5,950
6	S&P 500® Index	1,748,388	2,450.00	Mar 2019	11,730
	Total Put Options Purchased				17,680
	(Cost $73,532)
CALL OPTIONS WRITTEN – (2.0)%
4	S&P 500® Index	1,165,592	2,775.00	Oct 2018	(57,560)
5	S&P 500® Index	1,456,990	2,800.00	Oct 2018	(61,375)
3	S&P 500® Index	874,194	2,825.00	Oct 2018	(28,170)
4	S&P 500® Index	1,165,592	2,825.00	Nov 2018	(44,420)
See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2018
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
4	S&P 500® Index	$1,165,592	$2,850.00	Nov 2018	$(36,060)
5	S&P 500® Index	1,456,990	2,925.00	Dec 2018	(28,500)
4	S&P 500® Index	1,165,592	2,950.00	Dec 2018	(17,120)
	Total Call Options Written				(273,205)
	(Premiums received $158,681)

Net Other Assets and Liabilities – 2.4%	322,417
Net Assets – 100.0%	$13,750,702

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged to cover index options written.
(c)	Aggregate cost for federal income tax purposes was $12,770,739. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $903,191 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $245,645. The net unrealized appreciation was $657,546. The amounts presented are inclusive of derivative contracts.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 12,840,131	$ 12,840,131	$ —	$ —
Real Estate Investment Trusts*	843,679	843,679	—	—
Total Investments	13,683,810	13,683,810	—	—
Put Options Purchased	17,680	17,680	—	—
Total	$ 13,701,490	$ 13,701,490	$—	$—
LIABILITIES TABLE
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (273,205)	$ (273,205)	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
COMMON STOCKS – 99.9%
	Aerospace & Defense – 8.2%
37,557	Boeing (The) Co.	$13,967,448
67,895	General Dynamics Corp.	13,899,465
54,683	Huntington Ingalls Industries, Inc.	14,003,223
45,549	Northrop Grumman Corp.	14,455,886
		56,326,022
	Airlines – 4.0%
198,477	Alaska Air Group, Inc.	13,667,126
218,750	Southwest Airlines Co.	13,660,938
		27,328,064
	Auto Components – 3.7%
615,273	Gentex Corp.	13,203,759
86,760	Lear Corp.	12,580,200
		25,783,959
	Banks – 5.8%
449,139	Bank of America Corp.	13,231,635
117,952	JPMorgan Chase & Co.	13,309,704
96,997	PNC Financial Services Group (The), Inc.	13,210,021
		39,751,360
	Capital Markets – 11.7%
93,363	Ameriprise Financial, Inc.	13,785,981
262,941	Bank of New York Mellon (The) Corp.	13,407,362
28,643	BlackRock, Inc.	13,500,305
79,831	CME Group, Inc.	13,588,034
282,507	Morgan Stanley	13,156,351
124,945	T Rowe Price Group, Inc.	13,641,495
		81,079,528
	Communications Equipment – 2.0%
289,325	Cisco Systems, Inc.	14,075,661
	Consumer Finance – 1.9%
174,027	Discover Financial Services	13,304,364
	Food & Staples Retailing – 2.0%
59,357	Costco Wholesale Corp.	13,941,772
	Food Products – 4.1%
349,760	Hormel Foods Corp.	13,780,544
138,962	Sanderson Farms, Inc.	14,364,502
		28,145,046
	Health Care Providers & Services – 6.1%
154,342	AmerisourceBergen Corp.	14,233,419
50,911	Anthem, Inc.	13,952,160
41,306	Humana, Inc.	13,982,907
		42,168,486
Shares	Description	Value

	Hotels, Restaurants & Leisure – 2.0%
243,215	Starbucks Corp.	$13,824,341
	Insurance – 10.0%
292,255	Aflac, Inc.	13,756,443
132,515	Assurant, Inc.	14,304,994
200,183	Lincoln National Corp.	13,544,382
234,875	Principal Financial Group, Inc.	13,761,326
133,816	Prudential Financial, Inc.	13,558,237
		68,925,382
	IT Services – 6.0%
80,152	Accenture PLC, Class A	13,641,870
92,831	Automatic Data Processing, Inc.	13,985,918
180,210	Cognizant Technology Solutions Corp., Class A	13,903,202
		41,530,990
	Media – 4.0%
609,236	Interpublic Group of (The) Cos., Inc.	13,933,228
198,705	Omnicom Group, Inc.	13,515,914
		27,449,142
	Oil, Gas & Consumable Fuels – 2.1%
124,599	Valero Energy Corp.	14,173,136
	Professional Services – 2.0%
161,365	ManpowerGroup, Inc.	13,870,935
	Semiconductors & Semiconductor Equipment – 8.0%
89,589	Lam Research Corp.	13,590,651
52,409	NVIDIA Corp.	14,727,977
151,252	Skyworks Solutions, Inc.	13,720,069
126,396	Texas Instruments, Inc.	13,561,027
		55,599,724
	Specialty Retail – 10.2%
173,520	Best Buy Co., Inc.	13,770,547
288,517	Foot Locker, Inc.	14,708,597
143,411	Ross Stores, Inc.	14,212,030
126,781	TJX (The) Cos., Inc.	14,202,008
210,181	Williams-Sonoma, Inc.	13,813,095
		70,706,277
	Technology Hardware, Storage & Peripherals – 4.1%
63,698	Apple, Inc.	14,379,186
161,592	NetApp, Inc.	13,879,137
		28,258,323

See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods – 2.0%
163,108	NIKE, Inc., Class B	$13,818,510
	Total Investments – 99.9%	690,061,022
	(Cost $653,209,112) (a)
	Net Other Assets and Liabilities – 0.1%	647,525
	Net Assets – 100.0%	$690,708,547

(a)	Aggregate cost for federal income tax purposes was $657,225,654. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $55,876,216 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $23,040,848. The net unrealized appreciation was $32,835,368.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 690,061,022	$ 690,061,022	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Focus 5 ETF (FV)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 99.9%
	Capital Markets (a) – 99.9%
4,022,335	First Trust Dow Jones Internet Index Fund (b)	$569,321,296
13,430,200	First Trust Industrials/Producer Durables AlphaDEX® Fund	569,037,574
7,223,795	First Trust NASDAQ-100- Technology Sector Index Fund	573,280,371
3,621,070	First Trust NYSE Arca Biotechnology Index Fund (b)	573,903,385
8,949,254	First Trust Technology AlphaDEX® Fund	568,635,599
	Total Investments – 99.9%	2,854,178,225
	(Cost $2,176,321,145) (c)
	Net Other Assets and Liabilities – 0.1%	4,046,674
	Net Assets – 100.0%	$2,858,224,899

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $2,177,485,875. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $676,764,132 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $71,782. The net unrealized appreciation was $676,692,350.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 2,854,178,225	$ 2,854,178,225	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust RBA American Industrial Renaissance® ETF (AIRR)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
COMMON STOCKS – 100.0%
	Banks – 9.5%
18,532	1st Source Corp.	$975,154
20,323	Bryn Mawr Bank Corp.	953,149
17,118	Chemical Financial Corp.	914,101
68,355	First Commonwealth Financial Corp.	1,103,250
20,302	First Financial Corp.	1,019,160
28,213	First Merchants Corp.	1,269,303
36,821	First Midwest Bancorp, Inc.	979,070
78,574	FNB Corp.	999,461
57,016	Fulton Financial Corp.	949,316
26,072	German American Bancorp, Inc.	919,820
19,211	Heartland Financial USA, Inc.	1,115,198
20,472	Lakeland Financial Corp.	951,539
25,982	Mercantile Bank Corp.	867,019
50,649	Old National Bancorp	977,526
8,648	Park National Corp.	912,883
28,012	Peoples Bancorp, Inc.	981,260
19,715	QCR Holdings, Inc.	805,358
21,738	S&T Bancorp, Inc.	942,560
10,774	Wintrust Financial Corp.	915,144
		18,550,271
	Commercial Services & Supplies – 10.4%
117,146	Clean Harbors, Inc. (a)	8,385,311
395,563	Covanta Holding Corp.	6,427,899
68,157	Heritage-Crystal Clean, Inc. (a)	1,455,152
53,995	US Ecology, Inc.	3,982,131
		20,250,493
	Construction & Engineering – 31.0%
84,887	Aegion Corp. (a)	2,154,432
86,764	Ameresco, Inc., Class A (a)	1,184,329
154,302	Argan, Inc.	6,634,986
137,370	Comfort Systems USA, Inc.	7,747,668
67,949	Dycom Industries, Inc. (a)	5,748,485
84,860	EMCOR Group, Inc.	6,373,834
121,601	Granite Construction, Inc.	5,557,166
131,958	MasTec, Inc. (a)	5,891,925
68,048	MYR Group, Inc. (a)	2,221,087
47,284	NV5 Global, Inc. (a)	4,099,523
214,079	Primoris Services Corp.	5,313,441
108,820	Sterling Construction Co., Inc. (a)	1,558,302
322,845	Tutor Perini Corp. (a)	6,069,486
		60,554,664
	Electrical Equipment – 12.7%
279,125	Atkore International Group, Inc. (a)	7,405,186
54,521	Encore Wire Corp.	2,731,502
131,819	Generac Holdings, Inc. (a)	7,435,910
54,430	Hubbell, Inc.	7,270,215
		24,842,813
Shares	Description	Value

	Machinery – 36.4%
41,468	American Railcar Industries, Inc.	$1,911,675
92,146	Astec Industries, Inc.	4,645,080
107,014	Blue Bird Corp. (a)	2,621,843
52,013	Douglas Dynamics, Inc.	2,283,371
306,979	Evoqua Water Technologies Corp. (a)	5,458,086
209,916	Federal Signal Corp.	5,621,550
75,311	Global Brass & Copper Holdings, Inc.	2,778,976
119,931	Greenbrier (The) Cos., Inc.	7,207,853
532,315	Mueller Water Products, Inc., Class A	6,126,946
49,468	Proto Labs, Inc. (a)	8,001,449
47,141	RBC Bearings, Inc. (a)	7,088,121
219,252	Spartan Motors, Inc.	3,233,967
168,217	SPX Corp. (a)	5,603,308
92,115	TriMas Corp. (a)	2,800,296
322,247	Wabash National Corp.	5,874,563
		71,257,084
	Total Investments – 100.0%	195,455,325
	(Cost $183,165,778) (b)
	Net Other Assets and Liabilities – 0.0%	44,818
	Net Assets – 100.0%	$195,500,143

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $184,058,482. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $23,089,210 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $11,692,367. The net unrealized appreciation was $11,396,843.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 195,455,325	$ 195,455,325	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
COMMON STOCKS – 80.1%
	Aerospace & Defense – 1.8%
1,919	Lockheed Martin Corp.	$663,897
	Banks – 7.1%
8,396	Citizens Financial Group, Inc.	323,834
10,436	Fifth Third Bancorp	291,373
2,471	PNC Financial Services Group (The), Inc.	336,525
7,589	Popular, Inc.	388,936
7,015	SunTrust Banks, Inc.	468,532
42,665	Umpqua Holdings Corp.	887,432
		2,696,632
	Capital Markets – 1.0%
808	BlackRock, Inc.	380,835
	Chemicals – 7.9%
5,031	Air Products & Chemicals, Inc.	840,429
14,487	CF Industries Holdings, Inc.	788,672
3,650	Eastman Chemical Co.	349,378
9,686	LyondellBasell Industries N.V., Class A	992,912
		2,971,391
	Commercial Services & Supplies – 2.8%
9,712	KAR Auction Services, Inc.	579,709
5,349	Waste Management, Inc.	483,336
		1,063,045
	Communications Equipment – 2.6%
20,441	Cisco Systems, Inc.	994,455
	Containers & Packaging – 1.7%
5,882	Packaging Corp. of America	645,197
	Electric Utilities – 1.9%
4,171	NextEra Energy, Inc.	699,060
	Electrical Equipment – 2.2%
10,852	Emerson Electric Co.	831,046
	Food & Staples Retailing – 1.1%
5,496	Sysco Corp.	402,582
	Hotels, Restaurants & Leisure – 8.1%
5,827	Darden Restaurants, Inc.	647,904
14,739	Las Vegas Sands Corp.	874,465
17,555	Six Flags Entertainment Corp.	1,225,690
1,104	Vail Resorts, Inc.	302,960
		3,051,019
	Insurance – 7.9%
7,829	Arthur J. Gallagher & Co.	582,791
11,823	CNA Financial Corp.	539,720
Shares	Description	Value

	Insurance (Continued)
24,958	Fidelity National Financial, Inc.	$982,097
16,916	First American Financial Corp.	872,696
		2,977,304
	IT Services – 1.1%
5,966	Leidos Holdings, Inc.	412,608
	Machinery – 1.5%
3,719	Caterpillar, Inc.	567,110
	Media – 2.7%
44,470	Interpublic Group of (The) Cos., Inc.	1,017,029
	Multiline Retail – 2.7%
13,641	Kohl’s Corp.	1,016,936
	Oil, Gas & Consumable Fuels – 13.3%
26,183	Murphy Oil Corp.	872,941
18,125	ONEOK, Inc.	1,228,694
37,841	Targa Resources Corp.	2,130,827
6,848	Valero Energy Corp.	778,960
		5,011,422
	Semiconductors & Semiconductor Equipment – 5.1%
8,911	Intel Corp.	421,401
13,567	Maxim Integrated Products, Inc.	765,043
3,419	Texas Instruments, Inc.	366,824
4,739	Xilinx, Inc.	379,926
		1,933,194
	Specialty Retail – 1.4%
6,695	Best Buy Co., Inc.	531,315
	Technology Hardware, Storage & Peripherals – 2.6%
20,631	Seagate Technology PLC	976,878
	Textiles, Apparel & Luxury Goods – 1.2%
5,042	VF Corp.	471,175
	Trading Companies & Distributors – 2.4%
5,008	Watsco, Inc.	891,926
	Total Common Stocks	30,206,056
	(Cost $30,554,956)
REAL ESTATE INVESTMENT TRUSTS – 19.5%
	Equity Real Estate Investment Trusts – 14.3%
3,033	American Tower Corp.	440,695
33,955	CubeSmart	968,736
15,204	CyrusOne, Inc.	963,934
10,322	Extra Space Storage, Inc.	894,298

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Equity Real Estate Investment Trusts (Continued)
14,036	Ryman Hospitality Properties, Inc.	$1,209,482
8,877	Sun Communities, Inc.	901,370
		5,378,515
	Mortgage Real Estate Investment Trusts – 5.2%
111,053	New Residential Investment Corp.	1,978,965
	Total Real Estate Investment Trusts	7,357,480
	(Cost $7,598,505)
	Total Investments – 99.6%	37,563,536
	(Cost $38,153,461) (a)
	Net Other Assets and Liabilities – 0.4%	163,603
	Net Assets – 100.0%	$37,727,139

(a)	Aggregate cost for federal income tax purposes was $38,165,448. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $381,066 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $982,978. The net unrealized depreciation was $601,912.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 30,206,056	$ 30,206,056	$ —	$ —
Real Estate Investment Trusts*	7,357,480	7,357,480	—	—
Total Investments	$ 37,563,536	$ 37,563,536	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright International Focus 5 ETF (IFV)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 99.7%
	Capital Markets (a) – 99.7%
5,794,864	First Trust BICK Index Fund	$154,549,023
4,266,443	First Trust Chindia ETF	146,808,304
2,690,661	First Trust Developed Markets ex-US AlphaDEX® Fund	160,121,236
3,418,192	First Trust Germany AlphaDEX® Fund	158,672,473
3,009,899	First Trust Switzerland AlphaDEX® Fund	152,481,483
	Total Investments – 99.7%	772,632,519
	(Cost $738,031,900) (b)
	Net Other Assets and Liabilities – 0.3%	2,032,738
	Net Assets – 100.0%	$774,665,257

(a)	Represents investments in affiliated funds.
(b)	Aggregate cost for federal income tax purposes was $737,934,646. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $34,962,997 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $265,124. The net unrealized appreciation was $34,697,873.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 772,632,519	$ 772,632,519	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 99.9%
	Capital Markets (a) – 99.9%
873,817	First Trust Dow Jones Internet Index Fund (b)	$123,680,058
2,917,592	First Trust Industrials/Producer Durables AlphaDEX® Fund	123,618,373
1,569,305	First Trust NASDAQ-100- Technology Sector Index Fund	124,540,045
786,645	First Trust NYSE Arca Biotechnology Index Fund (b)	124,675,366
1,944,146	First Trust Technology AlphaDEX® Fund	123,531,037
	Total Investments – 99.9%	620,044,879
	(Cost $520,962,961) (c)
	Net Other Assets and Liabilities – 0.1%	492,516
	Net Assets – 100.0%	$620,537,395

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $521,482,220. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $98,926,934 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $364,275. The net unrealized appreciation was $98,562,659.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 620,044,879	$ 620,044,879	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

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First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2018
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)	First Trust BuyWrite Income ETF (FTHI)
ASSETS:
Investments, at value - Unaffiliated	$ 946,077,531	$ 542,229,793	$ 13,289,587	$ 66,872,445
Investments, at value - Affiliated	—	136,780,619	—	—
Total investments, at value	946,077,531	679,010,412	13,289,587	66,872,445
Cash	834,481	12,997,701	22,255	1,220,551
Foreign currency	—	—	400,244	—
Cash held at broker	—	—	—	10,292
Due from authorized participant	—	—	—	—
Options purchased, at value	—	—	—	—
Receivables:
Dividends	1,535,382	2,395,980	35,973	90,634
Dividend reclaims	109,660	—	12,022	425
Fund shares sold	—	—	—	—
Investment securities sold	—	945,384	—	208,531
Total Assets	948,557,054	695,349,477	13,760,081	68,402,878
LIABILITIES:
Options written, at value	—	—	—	1,053,705
Due to authorized participant	—	27,409	—	—
Payables:
Investment advisory fees payable	384,943	273,101	6,770	47,868
Investment securities purchased	—	10,164,883	—	403,006
Fund shares redeemed	—	923,708	—	—
Other liabilities	—	—	—	—
Total Liabilities	384,943	11,389,101	6,770	1,504,579
NET ASSETS	$948,172,111	$683,960,376	$13,753,311	$66,898,299
NET ASSETS consist of:
Paid-in capital	$ 816,206,246	$ 833,161,907	$ 16,899,519	$ 71,285,913
Par value	247,050	369,000	8,000	28,742
Accumulated distributable earnings (loss)	131,718,815	(149,570,531)	(3,154,208)	(4,416,356)
NET ASSETS	$948,172,111	$683,960,376	$13,753,311	$66,898,299
NET ASSET VALUE, per share	$38.38	$18.54	$17.19	$23.28
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	24,705,000	36,900,002	800,002	2,874,201
Investments, at cost - Unaffiliated	$764,495,583	$536,546,717	$13,477,137	$62,551,530
Investments, at cost - Affiliated	$—	$140,635,010	$—	$—
Total investments, at cost	$764,495,583	$677,181,727	$13,477,137	$62,551,530
Foreign currency, at cost (proceeds)	$—	$—	$397,952	$—
Premiums received on options written	$—	$—	$—	$779,978
Premiums paid on options purchased	$—	$—	$—	$—

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

$ 13,683,810	$ 690,061,022	$—	$ 195,455,325	$ 37,563,536	$—	$—
—	—	2,854,178,225	—	—	772,632,519	620,044,879
13,683,810	690,061,022	2,854,178,225	195,455,325	37,563,536	772,632,519	620,044,879
335,157	494,646	2,129,511	15,584	40,760	1,104,271	116,768
—	—	—	—	—	—	—
4,722	—	—	—	—	—	—
—	125,915	—	—	—	—	—
17,680	—	—	—	—	—	—

18,303	307,368	2,273,615	139,577	128,457	1,128,119	488,932
79	—	—	—	5,589	—	—
—	1,576,957	3,098,418	—	1,257,565	—	138,440,016
28,180	—	634,279,028	—	—	1,013,964	262,846,196
14,087,931	692,565,908	3,495,958,797	195,610,486	38,995,907	775,878,873	1,021,936,791

273,205	—	—	—	—	—	—
—	—	—	—	—	—	—

9,564	277,039	710,802	110,343	16,572	196,997	151,797
54,460	1,575,002	632,375,469	—	1,252,196	—	263,023,295
—	—	4,647,627	—	—	1,016,619	138,224,304
—	5,320	—	—	—	—	—
337,229	1,857,361	637,733,898	110,343	1,268,768	1,213,616	401,399,396
$ 13,750,702	$ 690,708,547	$ 2,858,224,899	$ 195,500,143	$ 37,727,139	$ 774,665,257	$ 620,537,395

$ 14,374,138	$ 658,154,564	$ 2,544,360,588	$ 203,200,984	$ 43,420,254	$ 823,309,098	$ 527,107,541
6,000	219,000	924,000	70,000	15,000	381,000	215,500
(629,436)	32,334,983	312,940,311	(7,770,841)	(5,708,115)	(49,024,841)	93,214,354
$ 13,750,702	$ 690,708,547	$ 2,858,224,899	$ 195,500,143	$ 37,727,139	$ 774,665,257	$ 620,537,395
$22.92	$31.54	$30.93	$27.93	$25.15	$20.33	$28.80
600,002	21,900,002	92,400,002	7,000,002	1,500,002	38,100,002	21,550,002
$13,012,795	$653,209,112	$—	$183,165,778	$38,153,461	$—	$—
$—	$—	$2,176,321,145	$—	$—	$738,031,900	$520,962,961
$13,012,795	$653,209,112	$2,176,321,145	$183,165,778	$38,153,461	$738,031,900	$520,962,961
$—	$—	$—	$—	$—	$—	$—
$158,681	$—	$—	$—	$—	$—	$—
$73,532	$—	$—	$—	$—	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended September 30, 2018
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)	First Trust BuyWrite Income ETF (FTHI)
INVESTMENT INCOME:
Dividends - Unaffiliated	$ 28,220,427	$ 29,731,738	$ 838,790	$ 1,333,670
Dividends - Affiliated	—	8,350,032	—	—
Interest	—	80,509	106	7,494
Securities lending income (net of fees)	—	—	—	—
Foreign withholding tax	(836,114)	—	(69,987)	(5,456)
Other	11	22	—	1,691
Total investment income	27,384,324	38,162,301	768,909	1,337,399
EXPENSES:
Investment advisory fees	4,279,105	4,484,885	98,668	517,972
Total expenses	4,279,105	4,484,885	98,668	517,972
Fees waived by the investment advisor	—	(884,658)	—	—
Net expenses	4,279,105	3,600,227	98,668	517,972
NET INVESTMENT INCOME (LOSS)	23,105,219	34,562,074	670,241	819,427
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(58,961)	(19,092,518)	(532,379)	3,327,879
Investments - Affiliated	—	(580,138)	—	—
In-kind redemptions - Unaffiliated	53,535,440	17,188,900	—	3,268,052
In-kind redemptions - Affiliated	—	(4,386)	—	—
Written option transactions	—	—	—	(2,521,753)
Purchased option transactions	—	—	—	—
Foreign currency transactions	—	—	(19,791)	—
Net realized gain (loss)	53,476,479	(2,488,142)	(552,170)	4,074,178
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	84,846,645	(10,338,609)	(450,215)	(157,137)
Investments - Affiliated	—	(3,634,334)	—	—
Written options held	—	—	—	(209,213)
Purchased options held	—	—	—	—
Foreign currency translation	—	—	1,796	—
Net change in unrealized appreciation (depreciation)	84,846,645	(13,972,943)	(448,419)	(366,350)
NET REALIZED AND UNREALIZED GAIN (LOSS)	138,323,124	(16,461,085)	(1,000,589)	3,707,828
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 161,428,343	$ 18,100,989	$(330,348)	$ 4,527,255

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

$213,442	$9,126,151	$—	$1,998,988	$1,046,067	$—	$—
—	—	15,826,117	—	—	16,848,697	2,886,087
1,430	7,300	18,124	1,071	531	5,608	2,664
—	—	—	9,651	—	—	—
(841)	—	—	—	(5,308)	—	—
20	—	—	—	—	—	—
214,051	9,133,451	15,844,241	2,009,710	1,041,290	16,854,305	2,888,751

83,936	2,287,390	7,928,426	1,373,541	207,269	2,696,605	1,394,000
83,936	2,287,390	7,928,426	1,373,541	207,269	2,696,605	1,394,000
—	—	—	—	—	—	—
83,936	2,287,390	7,928,426	1,373,541	207,269	2,696,605	1,394,000
130,115	6,846,061	7,915,815	636,169	834,021	14,157,700	1,494,751

273,001	(1,917,632)	—	(2,759,360)	(2,686,930)	—	—
—	—	119,986,316	—	—	(326,441)	(2,890,465)
699,136	30,282,279	—	15,855,733	5,385,198	—	—
—	—	60,405,005	—	—	17,416,935	22,819,787
(385,437)	—	—	—	—	—	—
(85,690)	—	—	—	—	—	—
—	—	—	—	—	—	—
501,010	28,364,647	180,391,321	13,096,373	2,698,268	17,090,494	19,929,322

61,310	23,523,504	—	(786,032)	(1,917,701)	—	—
—	—	252,379,745	—	—	(62,483,545)	51,457,229
(106,984)	—	—	—	—	—	—
(25,914)	—	—	—	—	—	—
—	—	—	—	—	—	—
(71,588)	23,523,504	252,379,745	(786,032)	(1,917,701)	(62,483,545)	51,457,229
429,422	51,888,151	432,771,066	12,310,341	780,567	(45,393,051)	71,386,551
$559,537	$58,734,212	$440,686,881	$12,946,510	$1,614,588	$(31,235,351)	$72,881,302
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)		Multi-Asset Diversified Income Index Fund (MDIV)
	Year Ended 9/30/2018	Year Ended 9/30/2017	Year Ended 9/30/2018	Year Ended 9/30/2017
OPERATIONS:
Net investment income (loss)	$ 23,105,219	$ 17,643,763	$ 34,562,074	$ 36,964,530
Net realized gain (loss)	53,476,479	17,773,306	(2,488,142)	13,806,916
Net change in unrealized appreciation (depreciation)	84,846,645	46,954,908	(13,972,943)	11,583,006
Net increase (decrease) in net assets resulting from operations	161,428,343	82,371,977	18,100,989	62,354,452
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(20,758,228)		(30,565,566)
Net investment income		(16,379,432)		(37,279,908)
Net realized gain		—		—
Return of capital	—	—	(17,030,951)	(11,078,694)
Total distributions to shareholders	(20,758,228)	(16,379,432)	(47,596,517)	(48,358,602)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	234,905,631	222,058,486	96,214,414	178,090,172
Proceeds from shares acquired through reorganization	—	—	—	—
Cost of shares redeemed	(145,019,246)	(142,535,839)	(233,161,166)	(215,207,284)
Net increase (decrease) in net assets resulting from shareholder transactions	89,886,385	79,522,647	(136,946,752)	(37,117,112)
Total increase (decrease) in net assets	230,556,500	145,515,192	(166,442,280)	(23,121,262)
NET ASSETS:
Beginning of period	717,615,611	572,100,419	850,402,656	873,523,918
End of period	$948,172,111	$717,615,611	$683,960,376	$850,402,656
Accumulated net investment income (loss) at end of period		$1,278,328		$590,121
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	22,155,000	19,505,000	44,250,002	46,250,002
Shares sold	6,500,000	7,200,000	5,050,000	9,150,000
Shares issued through reorganization	—	—	—	—
Shares redeemed	(3,950,000)	(4,550,000)	(12,400,000)	(11,150,000)
Shares outstanding, end of period	24,705,000	22,155,000	36,900,002	44,250,002

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)		First Trust BuyWrite Income ETF (FTHI)
Year Ended 9/30/2018	Year Ended 9/30/2017	Year Ended 9/30/2018	Year Ended 9/30/2017

$ 670,241	$ 451,331	$ 819,427	$ 664,507
(552,170)	469,324	4,074,178	457,150
(448,419)	98,456	(366,350)	6,375,514
(330,348)	1,019,111	4,527,255	7,497,171

(725,162)		(2,555,362)
	(557,387)		(260,344)
	—		—
—	—	—	(1,647,413)
(725,162)	(557,387)	(2,555,362)	(1,907,757)

2,771,076	1,847,626	36,552,915	65,268,622
—	—	—	73,839,981
—	(3,233,342)	(24,011,700)	(99,511,257)
2,771,076	(1,385,716)	12,541,215	39,597,346
1,715,566	(923,992)	14,513,108	45,186,760

12,037,745	12,961,737	52,385,191	7,198,431
$13,753,311	$12,037,745	$66,898,299	$52,385,191
	$(1,563)		$—

650,002	750,002	2,324,201	350,002
150,000	100,000	1,600,000	3,150,000
—	—	—	3,674,957
—	(200,000)	(1,050,000)	(4,850,758)
800,002	650,002	2,874,201	2,324,201
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)
	First Trust Hedged BuyWrite Income ETF (FTLB)		First Trust Rising Dividend Achievers ETF (RDVY)
	Year Ended 9/30/2018	Year Ended 9/30/2017	Year Ended 9/30/2018	Year Ended 9/30/2017
OPERATIONS:
Net investment income (loss)	$ 130,115	$ 81,617	$ 6,846,061	$ 2,257,274
Net realized gain (loss)	501,010	190,310	28,364,647	8,267,474
Net change in unrealized appreciation (depreciation)	(71,588)	412,619	23,523,504	12,874,954
Net increase (decrease) in net assets resulting from operations	559,537	684,546	58,734,212	23,399,702
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(284,126)		(6,278,981)
Net investment income		(170,626)		(2,252,091)
Net realized gain		—		—
Return of capital	—	—	—	—
Total distributions to shareholders	(284,126)	(170,626)	(6,278,981)	(2,252,091)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	11,327,664	7,421,741	503,203,852	283,084,616
Proceeds from shares acquired through reorganization	—	—	—	—
Cost of shares redeemed	(5,646,596)	(4,218,476)	(136,355,247)	(60,473,640)
Net increase (decrease) in net assets resulting from shareholder transactions	5,681,068	3,203,265	366,848,605	222,610,976
Total increase (decrease) in net assets	5,956,479	3,717,185	419,303,836	243,758,587
NET ASSETS:
Beginning of period	7,794,223	4,077,038	271,404,711	27,646,124
End of period	$13,750,702	$7,794,223	$690,708,547	$271,404,711
Accumulated net investment income (loss) at end of period		$—		$15,891
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	350,002	200,002	9,750,002	1,250,002
Shares sold	500,000	350,000	16,550,000	10,750,000
Shares issued through reorganization	—	—	—	—
Shares redeemed	(250,000)	(200,000)	(4,400,000)	(2,250,000)
Shares outstanding, end of period	600,002	350,002	21,900,002	9,750,002

See Notes to Financial Statements

First Trust Dorsey Wright Focus 5 ETF (FV)		First Trust RBA American Industrial Renaissance® ETF (AIRR)
Year Ended 9/30/2018	Year Ended 9/30/2017	Year Ended 9/30/2018	Year Ended 9/30/2017

$ 7,915,815	$ 18,978,415	$ 636,169	$ 497,623
180,391,321	106,695,158	13,096,373	8,530,960
252,379,745	223,924,852	(786,032)	11,530,506
440,686,881	349,598,425	12,946,510	20,559,089

(14,614,840)		(545,055)
	(21,028,660)		(419,640)
	—		—
—	—	—	—
(14,614,840)	(21,028,660)	(545,055)	(419,640)

306,324,221	20,478,662	102,787,127	213,632,566
—	—	—	—
(271,523,660)	(1,007,161,292)	(88,970,697)	(84,981,419)
34,800,561	(986,682,630)	13,816,430	128,651,147
460,872,602	(658,112,865)	26,217,885	148,790,596

2,397,352,297	3,055,465,162	169,282,258	20,491,662
$2,858,224,899	$2,397,352,297	$195,500,143	$169,282,258
	$6,081,337		$77,983

91,600,002	133,350,002	6,500,002	1,000,002
10,400,000	850,000	3,800,000	9,100,000
—	—	—	—
(9,600,000)	(42,600,000)	(3,300,000)	(3,600,000)
92,400,002	91,600,002	7,000,002	6,500,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)
	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)		First Trust Dorsey Wright International Focus 5 ETF (IFV)
	Year Ended 9/30/2018	Year Ended 9/30/2017	Year Ended 9/30/2018	Year Ended 9/30/2017
OPERATIONS:
Net investment income (loss)	$ 834,021	$ 676,236	$ 14,157,700	$ 8,666,207
Net realized gain (loss)	2,698,268	1,105,034	17,090,494	(2,326,929)
Net change in unrealized appreciation (depreciation)	(1,917,701)	1,651,048	(62,483,545)	105,052,467
Net increase (decrease) in net assets resulting from operations	1,614,588	3,432,318	(31,235,351)	111,391,745
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(789,016)		(17,372,596)
Net investment income		(684,156)		(5,897,400)
Net realized gain		—		—
Return of capital	—	—	—	—
Total distributions to shareholders	(789,016)	(684,156)	(17,372,596)	(5,897,400)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	76,088,863	32,697,018	160,607,454	339,414,293
Proceeds from shares acquired through reorganization	—	—	—	—
Cost of shares redeemed	(67,408,777)	(29,330,532)	(131,465,812)	(100,819,258)
Net increase (decrease) in net assets resulting from shareholder transactions	8,680,086	3,366,486	29,141,642	238,595,035
Total increase (decrease) in net assets	9,505,658	6,114,648	(19,466,305)	344,089,380
NET ASSETS:
Beginning of period	28,221,481	22,106,833	794,131,562	450,042,182
End of period	$37,727,139	$28,221,481	$774,665,257	$794,131,562
Accumulated net investment income (loss) at end of period		$38,976		$3,272,776
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,150,002	1,000,002	37,200,002	25,650,002
Shares sold	3,000,000	1,400,000	7,200,000	17,350,000
Shares issued through reorganization	—	—	—	—
Shares redeemed	(2,650,000)	(1,250,000)	(6,300,000)	(5,800,000)
Shares outstanding, end of period	1,500,002	1,150,002	38,100,002	37,200,002

See Notes to Financial Statements

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
Year Ended 9/30/2018	Year Ended 9/30/2017

$ 1,494,751	$ 2,281,604
19,929,322	(1,961,126)
51,457,229	40,927,470
72,881,302	41,247,948

(2,471,045)
(2,044,065)
(78,880)
—	—
(2,471,045)	(2,122,945)

435,597,850	128,480,212
—	—
(214,351,429)	(73,264,140)
221,246,421	55,216,072
291,656,678	94,341,075

328,880,717	234,539,642
$620,537,395	$328,880,717
$844,567

13,500,002	11,000,002
15,900,000	5,950,000
—	—
(7,850,000)	(3,450,000)
21,550,002	13,500,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 32.39	$ 29.33	$ 24.23	$ 27.04	$ 22.56
Income from investment operations:
Net investment income (loss)	0.96	0.80	0.80	0.73	0.73
Net realized and unrealized gain (loss)	5.90	3.01	5.02	(2.83)	4.46
Total from investment operations	6.86	3.81	5.82	(2.10)	5.19
Distributions paid to shareholders from:
Net investment income	(0.87)	(0.75)	(0.72)	(0.71)	(0.71)
Net asset value, end of period	$38.38	$32.39	$29.33	$24.23	$27.04
Total return (a)	21.37%	13.10%	24.31%	(7.92)%	23.19%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 948,172	$ 717,616	$ 572,100	$ 470,112	$ 723,536
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	2.70%	2.64%	3.01%	2.58%	3.13%
Portfolio turnover rate (b)	27%	26%	30%	27%	34%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Multi-Asset Diversified Income Index Fund (MDIV)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 19.22	$ 18.89	$ 18.37	$ 21.48	$ 20.65
Income from investment operations:
Net investment income (loss)	0.87	0.81	0.83	0.99	1.05
Net realized and unrealized gain (loss)	(0.36)	0.59	0.94	(2.73)	1.02
Total from investment operations	0.51	1.40	1.77	(1.74)	2.07
Distributions paid to shareholders from:
Net investment income	(0.76)	(0.82)	(0.85)	(0.99)	(1.24)
Return of capital	(0.43)	(0.25)	(0.40)	(0.38)	—
Total distributions	(1.19)	(1.07)	(1.25)	(1.37)	(1.24)
Net asset value, end of period	$18.54	$19.22	$18.89	$18.37	$21.48
Total return (a)	2.82%	7.56%	9.86%	(8.57)%	10.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 683,960	$ 850,403	$ 873,524	$ 880,995	$ 783,954
Ratio of total expenses to average net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets (b)	0.48%	0.48%	0.48%	0.50%	0.60%
Ratio of net investment income (loss) to average net assets	4.62%	4.25%	4.25%	4.71%	4.55%
Portfolio turnover rate (c)	84%	82%	115%	116%	96%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S&P International Dividend Aristocrats ETF (FID)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 18.52	$ 17.28	$ 15.85	$ 20.10	$ 20.65
Income from investment operations:
Net investment income (loss)	0.85	0.77	0.77	0.82	1.08
Net realized and unrealized gain (loss)	(1.26)	1.39	1.34	(4.18)	(0.27)
Total from investment operations	(0.41)	2.16	2.11	(3.36)	0.81
Distributions paid to shareholders from:
Net investment income	(0.92)	(0.92)	(0.68)	(0.84)	(1.13)
Net realized gain	—	—	—	—	(0.23)
Return of capital	—	—	—	(0.05)	—
Total distributions	(0.92)	(0.92)	(0.68)	(0.89)	(1.36)
Net asset value, end of period	$17.19	$18.52	$17.28	$15.85	$20.10
Total return (a)	(2.35)%	12.96%	13.57%	(17.29)%	3.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 13,753	$ 12,038	$ 12,962	$ 12,676	$ 13,066
Ratio of total expenses to average net assets	0.69% (b)	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	4.70%	4.36%	4.52%	4.44%	4.74%
Portfolio turnover rate (c)	196% (d)	129%	151%	132%	116%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	On August 30, 2018, the Fund reduced the annual management fee payable to First Trust, from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective August 30, 2018, which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust BuyWrite Income ETF (FTHI)
	Year Ended September 30,				Period Ended 9/30/2014 (a)
	2018	2017	2016	2015
Net asset value, beginning of period	$ 22.54	$ 20.57	$ 19.12	$ 20.29	$ 19.93
Income from investment operations:
Net investment income (loss)	0.35	0.30	0.34	0.54	0.40
Net realized and unrealized gain (loss)	1.35	2.60	2.06	(0.70)	0.52
Total from investment operations	1.70	2.90	2.40	(0.16)	0.92
Distributions paid to shareholders from:
Net investment income	(0.96)	(0.13)	(0.35)	(0.32)	(0.56)
Return of capital	—	(0.80)	(0.60)	(0.69)	—
Total distributions	(0.96)	(0.93)	(0.95)	(1.01)	(0.56)
Net asset value, end of period	$23.28	$22.54	$20.57	$19.12	$20.29
Total return (b)	8.12%	13.93%	12.80%	(0.96)%	4.66%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 66,898	$ 52,385	$ 7,198	$ 6,691	$ 3,044
Ratio of total expenses to average net assets	0.85%	0.87% (c)	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	1.34%	1.43%	1.78%	1.57%	2.49% (d)
Portfolio turnover rate (e)	239%	315% (f)	139%	191%	54%

(a)	Inception date is January 6, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Includes reorganization fees. If this reorganization fee was not included, the expense ratio would have been 0.85%.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)	The variation in the portfolio turnover rate is due to the rebalance of the portfolio that occurred shortly after the reorganization of FTHI with the First Trust Dividend and Income Fund.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Hedged BuyWrite Income ETF (FTLB)
	Year Ended September 30,				Period Ended 9/30/2014 (a)
	2018	2017	2016	2015
Net asset value, beginning of period	$ 22.27	$ 20.38	$ 19.05	$ 20.21	$ 19.93
Income from investment operations:
Net investment income (loss)	0.40	0.38	0.24	0.44	0.40
Net realized and unrealized gain (loss)	0.91	2.14	1.74	(0.87)	0.36
Total from investment operations	1.31	2.52	1.98	(0.43)	(0.76)
Distributions paid to shareholders from:
Net investment income	(0.66)	(0.63)	(0.36)	(0.32)	(0.48)
Return of capital	—	—	(0.29)	(0.41)	—
Total distributions	(0.66)	(0.63)	(0.65)	(0.73)	(0.48)
Net asset value, end of period	$22.92	$22.27	$20.38	$19.05	$20.21
Total return (b)	5.95%	12.57%	10.53%	(2.26)%	3.83%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 13,751	$ 7,794	$ 4,077	$ 4,762	$ 3,031
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (c)
Ratio of net investment income (loss) to average net assets	1.32%	1.45%	1.79%	1.58%	2.47% (c)
Portfolio turnover rate (d)	219%	184%	143%	205%	38%

(a)	Inception date is January 6, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Rising Dividend Achievers ETF (RDVY)
	Year Ended September 30,				Period Ended 9/30/2014 (a)
	2018	2017	2016	2015
Net asset value, beginning of period	$ 27.84	$ 22.12	$ 20.34	$ 21.02	$ 19.93
Income from investment operations:
Net investment income (loss)	0.41	0.34	0.53	0.39	0.29
Net realized and unrealized gain (loss)	3.68	5.73	1.86	(0.68)	1.08
Total from investment operations	4.09	6.07	2.39	(0.29)	1.37
Distributions paid to shareholders from:
Net investment income	(0.39)	(0.35)	(0.54)	(0.39)	(0.28)
Net realized gain	—	—	(0.07)	—	—
Total distributions	(0.39)	(0.35)	(0.61)	(0.39)	(0.28)
Net asset value, end of period	$31.54	$27.84	$22.12	$20.34	$21.02
Total return (b)	14.78%	27.53%	11.98%	(1.47)%	6.88%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 690,709	$ 271,405	$ 27,646	$ 28,477	$ 7,357
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50% (c)
Ratio of net investment income (loss) to average net assets	1.50%	1.60%	2.50%	2.03%	2.26% (c)
Portfolio turnover rate (d)	40%	46%	66%	71%	62%

(a)	Inception date is January 6, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Focus 5 ETF (FV)
	Year Ended September 30,				Period Ended 9/30/2014 (a)
	2018	2017	2016	2015
Net asset value, beginning of period	$ 26.17	$ 22.91	$ 21.91	$ 20.40	$ 20.02
Income from investment operations:
Net investment income (loss)	0.09	0.21	0.16	0.04	0.01
Net realized and unrealized gain (loss)	4.83	3.25	0.96	1.50	0.37
Total from investment operations	4.92	3.46	1.12	1.54	0.38
Distributions paid to shareholders from:
Net investment income	(0.16)	(0.20)	(0.12)	(0.03)	(0.00) (b)
Net asset value, end of period	$30.93	$26.17	$22.91	$21.91	$20.40
Total return (c)	18.91%	15.16%	5.10%	7.55%	1.91%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,858,225	$ 2,397,352	$ 3,055,465	$ 4,066,788	$ 567,068
Ratio of total expenses to average net assets (d)	0.30%	0.30%	0.30%	0.30%	0.30% (e)
Ratio of net investment income (loss) to average net assets	0.30%	0.74%	0.62%	0.22%	0.22% (e)
Portfolio turnover rate (f)	44%	66%	42%	0%	0%

(a)	Inception date is March 5, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Amount represents less than $0.01 per share.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)	Annualized.
(f)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RBA American Industrial Renaissance® ETF (AIRR)
	Year Ended September 30,				Period Ended 9/30/2014 (a)
	2018	2017	2016	2015
Net asset value, beginning of period	$ 26.04	$ 20.49	$ 15.31	$ 18.27	$ 19.98
Income from investment operations:
Net investment income (loss)	0.09	0.08 (b)	0.08 (b)	0.07	0.05
Net realized and unrealized gain (loss)	1.88	5.53	5.16	(2.97)	(1.72)
Total from investment operations	1.97	5.61	5.24	(2.90)	(1.67)
Distributions paid to shareholders from:
Net investment income	(0.08)	(0.06)	(0.06)	(0.06)	(0.04)
Net asset value, end of period	$27.93	$26.04	$20.49	$15.31	$18.27
Total return (c)	7.56%	27.39%	34.27%	(15.90)%	(8.37)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 195,500	$ 169,282	$ 20,492	$ 42,867	$ 79,455
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70% (d)
Ratio of net investment income (loss) to average net assets	0.32%	0.33%	0.47%	0.35%	0.62% (d)
Portfolio turnover rate (e)	35%	52%	62%	66%	20%

(a)	Inception date is March 10, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
	Year Ended September 30,				Period Ended 9/30/2014 (a)
	2018	2017	2016	2015
Net asset value, beginning of period	$ 24.54	$ 22.11	$ 20.10	$ 19.91	$ 20.00
Income from investment operations:
Net investment income (loss)	0.65	0.60	0.55	0.53	0.34
Net realized and unrealized gain (loss)	0.59	2.44	1.96	0.19	(0.10)
Total from investment operations	1.24	3.04	2.51	0.72	0.24
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.61)	(0.50)	(0.53)	(0.33)
Net asset value, end of period	$25.15	$24.54	$22.11	$20.10	$19.91
Total return (b)	5.10%	13.93%	12.52%	3.49%	1.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 37,727	$ 28,221	$ 22,107	$ 10,049	$ 4,978
Ratio of total expenses to average net assets	0.69% (c)	0.70%	0.70%	0.70%	0.70% (d)
Ratio of net investment income (loss) to average net assets	2.79%	2.61%	2.79%	2.64%	3.16% (d)
Portfolio turnover rate (e)	297% (f)	150%	136%	163%	55%

(a)	Inception date is March 10, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	On September 6, 2018, the Fund reduced the annual management fee payable to First Trust, from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective September 6, 2018, which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright International Focus 5 ETF (IFV)
	Year Ended September 30,				Period Ended 9/30/2014 (a)
	2018	2017	2016	2015
Net asset value, beginning of period	$ 21.35	$ 17.55	$ 17.08	$ 18.57	$ 20.09
Income from investment operations:
Net investment income (loss)	0.33	0.25	0.22	0.20	0.07
Net realized and unrealized gain (loss)	(0.93)	3.73	0.52	(1.50)	(1.59)
Total from investment operations	(0.60)	3.98	0.74	(1.30)	(1.52)
Distributions paid to shareholders from:
Net investment income	(0.42)	(0.18)	(0.27)	(0.19)	—
Net asset value, end of period	$20.33	$21.35	$17.55	$17.08	$18.57
Total return (b)	(2.91)%	22.71%	4.35%	(7.01)%	(7.57)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 774,665	$ 794,132	$ 450,042	$ 626,762	$ 31,574
Ratio of total expenses to average net assets (c)	0.30%	0.30%	0.30%	0.30%	0.30% (d)
Ratio of net investment income (loss) to average net assets	1.57%	1.59%	1.14%	2.29%	5.67% (d)
Portfolio turnover rate (e)	0%	49%	58%	7%	0%

(a)	Inception date is July 22, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
	Year Ended September 30,		Period Ended 9/30/2016 (a)
	2018	2017
Net asset value, beginning of period	$ 24.36	$ 21.32	$ 20.02
Income from investment operations:
Net investment income (loss)	0.08	0.17	0.09
Net realized and unrealized gain (loss)	4.51	3.04	1.25
Total from investment operations	4.59	3.21	1.34
Distributions paid to shareholders from:
Net investment income	(0.15)	(0.16)	(0.04)
Net realized gain	—	(0.01)	—
Total distributions	(0.15)	(0.17)	(0.04)
Net asset value, end of period	$28.80	$24.36	$21.32
Total return (b)	18.91%	15.13%	6.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 620,537	$ 328,881	$ 234,540
Ratio of total expenses to average net assets (c)	0.30%	0.30%	0.30% (d)
Ratio of net investment income (loss) to average net assets	0.32%	0.80%	1.45% (d)
Portfolio turnover rate (e)	42%	54%	15%

(a)	Inception date is March 17, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2018
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty exchange-traded funds that are offering shares. This report covers the eleven funds listed below.
First Trust NASDAQ Technology Dividend Index Fund – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “TDIV”)
Multi-Asset Diversified Income Index Fund – (Nasdaq ticker “MDIV”)
First Trust S&P International Dividend Aristocrats ETF – (Nasdaq ticker “FID”)(1)
First Trust BuyWrite Income ETF – (Nasdaq ticker “FTHI”)(2)
First Trust Hedged BuyWrite Income ETF – (Nasdaq ticker “FTLB”)(3)
First Trust Rising Dividend Achievers ETF – (Nasdaq ticker “RDVY”)
First Trust Dorsey Wright Focus 5 ETF – (Nasdaq ticker “FV”)
First Trust RBA American Industrial Renaissance® ETF – (Nasdaq ticker “AIRR”)
First Trust Dorsey Wright Momentum & Dividend ETF – (Nasdaq ticker “DDIV”)(4)
First Trust Dorsey Wright International Focus 5 ETF – (Nasdaq ticker “IFV”)
First Trust Dorsey Wright Dynamic Focus 5 ETF – (Nasdaq ticker “FVC”)
(1)Effective on August 30, 2018, International Multi-Asset Diversified Income Index Fund (Nasdaq ticker “YDIV”) changed its name and ticker symbol to First Trust S& P International Dividend Aristocrats ETF (Nasdaq ticker “FID”).
(2)Effective on December 14, 2017, First Trust High Income ETF changed its name to First Trust BuyWrite Income ETF. The Fund’s ticker symbol was not changed.
(3)Effective on December 14, 2017, First Trust Low Beta Income ETF changed its name to First Trust Hedged BuyWrite Income ETF. The Fund’s ticker symbol was not changed.
(4)Effective on September 6, 2018, First Trust RBA Quality Income ETF (Nasdaq ticker “QINC”) changed its name and ticker symbol to First Trust Dorsey Wright Momentum & Dividend ETF (Nasdaq ticker “DDIV”).
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Each Fund’s shares currently are listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Each Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Funds invest, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund, except for FTHI and FTLB, is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust NASDAQ Technology Dividend Index Fund
Multi-Asset Diversified Income Index Fund
First Trust S&P International Dividend Aristocrats ETF
First Trust Rising Dividend Achievers ETF
First Trust DorseyWright Focus 5 ETF
First Trust RBA American Industrial Renaissance® ETF
First Trust Dorsey Wright Momentum & Dividend ETF
First Trust Dorsey Wright International Focus 5 ETF
First Trust Dorsey Wright Dynamic Focus 5 ETF	NASDAQ Technology Dividend IndexSM(1)
NASDAQ US Multi-Asset Diversified Income IndexSM(1)
S&P International Dividend Aristocrats Index(2)
NASDAQ US Rising Dividend Achievers Index(1)
DorseyWright Focus Five Index(3)
Richard Bernstein Advisors American Industrial Renaissance® Index(4)
Dorsey Wright Momentum Plus Dividend Yield Index(1)
Dorsey Wright International Focus Five Index(3)
Dorsey Wright Dynamic Focus Five Index(3)
(1) This index is developed, maintained and sponsored by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
(2) This index is developed and maintained by S&P Dow Jones Indices, LLC, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
(3) This index is developed and sponsored by Dorsey, Wright & Associates, LLC, maintained by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
(4) This index is developed and sponsored by Richard Bernstein Advisors LLC, maintained by the New York Stock Exchange, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
FTHI and FTLB are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI’s secondary investment objective is to provide capital appreciation. FTHI pursues its objectives by investing in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor’s 500® Index (the “S&P 500”). Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund’s overall NAV.
The investment objective of FTLB is to provide current income. FTLB pursues its objective by investing in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of buying U.S. exchange-traded put options on the S&P 500 and writing (selling) U.S. exchange-traded covered call options on the S&P 500. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells or writes an option contract to another party. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the S&P 500 that seek to provide the Fund with downside protection and which are expected to reduce the Fund’s price sensitivity to declining markets. The market value of the option strategy may be up to 20% of the Fund’s overall NAV.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2018, is included with each Fund’s Portfolio of Investments.
B. Option Contracts
FTHI and FTLB are subject to equity price risk in the normal course of pursuing their investment objectives and may write (sell) U.S. exchange-traded covered call options on the S&P 500 to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI and FTLB may write (sell) covered call options or put options (“options”) on all or a portion of the equity securities held in their respective portfolios and on securities indices as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. These two Funds will not write (sell) “naked” or uncovered options.When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options written (sold) by FTHI and FTLB will either be exercised, expire, or be canceled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as “Net realized gain (loss) on written options transactions” on the Statements of Operations.
The index options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option’s expiration date. The stock options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, each Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
FTLB may also purchase U.S. exchange-traded call or put options on the S&P 500 to hedge against changes in the value of equities. The purchase of call or put options involves the risk of loss of all or a part of the cash paid for the put options (the premium). The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in “Options purchased, at value” on the Statements of Assets and Liabilities.
If FTLB elects to exercise a call or put option on the S&P 500, settlement does not occur by the delivery of the securities comprising the Index. FTLB, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a put option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is included in “Purchased option transactions” on the Statements of Operations.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Affiliated Transactions
MDIV, FV, IFV, and FVC invest in securities of affiliated funds. Each Fund’s investment performance and risks are related to the investment performance and risks of the affiliated funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
Amounts relating to these investments in MDIV at September 30, 2018, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2018	Value at 9/30/2017	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2018	Dividend Income
First Trust Tactical High Yield ETF	2,862,118	$ 167,967,703	$ 18,508,720	$ (45,476,946)	$ (3,634,334)	$ (584,524)	$ 136,780,619	$ 8,350,032
Amounts relating to these investments in FV at September 30, 2018, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2018	Value at 9/30/2017	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2018	Dividend Income
First Trust Dow Jones Internet Index Fund	4,022,335	$ 513,884,050	$ 68,006,766	$ (190,113,449)	$ 126,165,231	$ 51,378,698	$ 569,321,296	$ —
First Trust Industrials/Producer Durables AlphaDEX® Fund	13,430,200	478,410,801	79,210,120	(55,362,369)	57,782,358	8,996,664	569,037,574	3,544,580
First Trust Nasdaq Bank ETF	—	472,218,952	82,541,324	(558,482,936)	(34,653,165)	38,375,825	—	7,553,644
First Trust NASDAQ-100- Technology Sector Index Fund	7,223,795	500,991,299	98,535,561	(102,584,156)	45,883,861	30,453,806	573,280,371	4,092,292
First Trust NYSE Arca Biotechnology Index Fund	3,621,070	—	573,939,595	—	(36,210)	—	573,903,385	—
First Trust Technology AlphaDEX® Fund	8,949,254	—	549,250,685	(88,713,469)	102,649,043	5,449,340	568,635,599	635,601
First Trust Utilities AlphaDEX® Fund	—	425,640,359	1,067,856	(427,033,830)	(45,411,373)	45,736,988	—	—
		$2,391,145,461	$1,452,551,907	$(1,422,290,209)	$252,379,745	$180,391,321	$2,854,178,225	$15,826,117

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
Amounts relating to these investments in IFV at September 30, 2018, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2018	Value at 9/30/2017	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2018	Dividend Income
First Trust BICK Index Fund	5,794,864	$ 164,402,812	$ 34,095,410	$ (27,058,632)	$ (18,276,056)	$ 1,385,489	$ 154,549,023	$ 2,166,268
First Trust Chindia ETF	4,266,443	159,924,340	32,890,233	(27,303,106)	(23,103,496)	4,400,333	146,808,304	4,107,763
First Trust Developed Markets ex-US AlphaDEX® Fund	2,690,661	155,540,407	32,482,222	(27,591,399)	(1,887,279)	1,577,285	160,121,236	3,925,599
First Trust Germany AlphaDEX® Fund	3,418,192	159,830,885	33,543,418	(28,112,503)	(11,772,043)	5,182,716	158,672,473	3,175,316
First Trust Switzerland AlphaDEX® Fund	3,009,899	151,314,033	30,605,816	(26,538,366)	(7,444,671)	4,544,671	152,481,483	3,473,751
		$791,012,477	$163,617,099	$(136,604,006)	$(62,483,545)	$17,090,494	$772,632,519	$16,848,697
Amounts relating to these investments in FVC at September 30, 2018, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2018	Value at 9/30/2017	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2018	Dividend Income
First Trust Dow Jones Internet Index Fund	873,817	$ 70,496,355	$ 96,882,778	$ (73,722,306)	$ 18,439,783	$ 11,583,448	$ 123,680,058	$ —
First Trust Industrials/Producer Durables AlphaDEX® Fund	2,917,592	65,630,239	84,676,678	(38,151,702)	11,367,970	95,188	123,618,373	650,939
First Trust Nasdaq Bank ETF	—	64,780,808	82,604,383	(144,999,708)	(4,645,393)	2,259,910	—	1,381,716
First Trust NASDAQ-100- Technology Sector Index Fund	1,569,305	68,727,844	84,969,336	(41,166,264)	9,834,992	2,174,137	124,540,045	744,544
First Trust NYSE Arca Biotechnology Index Fund	786,645	—	124,683,232	—	(7,866)	—	124,675,366	—
First Trust Technology AlphaDEX® Fund	1,944,146	—	142,486,042	(39,216,307)	18,586,560	1,674,742	123,531,037	108,888
First Trust Utilities AlphaDEX® Fund	—	58,390,895	14,500,672	(72,914,647)	(2,118,817)	2,141,897	—	—
		$328,026,141	$630,803,121	$(410,170,934)	$51,457,229	$19,929,322	$620,044,879	$2,886,087
F. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
(iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2018, no Funds had securities in the securities lending program. During the fiscal year ended September 30, 2018, AIRR participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
G. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly for MDIV, FTHI, and FTLB and quarterly for TDIV, FID, RDVY, FV, AIRR, DDIV, IFV, and FVC or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2018, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$ 20,758,228	$ —	$ —
Multi-Asset Diversified Income Index Fund	30,565,566	—	17,030,951
First Trust S&P International Dividend Aristocrats ETF	725,162	—	—
First Trust BuyWrite Income ETF	2,555,362	—	—
First Trust Hedged BuyWrite Income ETF	284,126	—	—
First Trust Rising Dividend Achievers ETF	6,278,981	—	—
First Trust Dorsey Wright Focus 5 ETF	14,614,840	—	—
First Trust RBA American Industrial Renaissance® ETF	545,055	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	789,016	—	—
First Trust Dorsey Wright International Focus 5 ETF	17,372,596	—	—
First Trust Dorsey Wright Dynamic Focus 5 ETF	2,471,045	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2017, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$ 16,379,432	$ —	$ —
Multi-Asset Diversified Income Index Fund	37,279,908	—	11,078,694
First Trust S&P International Dividend Aristocrats ETF	557,387	—	—
First Trust BuyWrite Income ETF	260,344	—	1,647,413
First Trust Hedged BuyWrite Income ETF	170,626	—	—
First Trust Rising Dividend Achievers ETF	2,252,091	—	—
First Trust Dorsey Wright Focus 5 ETF	21,028,660	—	—
First Trust RBA American Industrial Renaissance® ETF	419,640	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	684,156	—	—
First Trust Dorsey Wright International Focus 5 ETF	5,897,400	—	—
First Trust Dorsey Wright Dynamic Focus 5 ETF	2,122,945	—	—
As of September 30, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ Technology Dividend Index Fund	$ 1,505,673	$ (38,765,577)	$ 168,978,719
Multi-Asset Diversified Income Index Fund	—	(151,455,192)	1,884,661
First Trust S&P International Dividend Aristocrats ETF	62,849	(3,013,445)	(203,612)
First Trust BuyWrite Income ETF	—	(8,682,702)	4,266,346
First Trust Hedged BuyWrite Income ETF	—	(1,286,982)	657,546
First Trust Rising Dividend Achievers ETF	582,971	(1,083,356)	32,835,368
First Trust Dorsey Wright Focus 5 ETF	—	(363,752,039)	676,692,350
First Trust RBA American Industrial Renaissance® ETF	91,114	(19,258,798)	11,396,843
First Trust Dorsey Wright Momentum & Dividend ETF	77,945	(5,184,148)	(601,912)
First Trust Dorsey Wright International Focus 5 ETF	—	(83,722,714)	34,697,873
First Trust Dorsey Wright Dynamic Focus 5 ETF	—	(5,348,305)	98,562,659
H. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017 and 2018 remain open to federal and state audit for MDIV, TDIV, FID, AIRR, FTHI, FTLB, FV, IFV, DDIV, and RDVY. Taxable years ended 2016, 2017 and 2018 remain open to federal and state audit for FVC. As of September 30, 2018, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2018, the Funds had net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Capital Loss Available
First Trust NASDAQ Technology Dividend Index Fund	$ 38,765,577
Multi-Asset Diversified Income Index Fund	151,455,192
First Trust S&P International Dividend Aristocrats ETF	3,013,445
First Trust BuyWrite Income ETF	7,588,269
First Trust Hedged BuyWrite Income ETF	1,286,982
First Trust Rising Dividend Achievers ETF	1,083,356
First Trust Dorsey Wright Focus 5 ETF	363,752,039
First Trust RBA American Industrial Renaissance® ETF	19,258,798
First Trust Dorsey Wright Momentum & Dividend ETF	5,184,148
First Trust Dorsey Wright International Focus 5 ETF	83,722,714
First Trust Dorsey Wright Dynamic Focus 5 ETF	5,348,305
Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. During the taxable year ended September 30, 2018, First Trust BuyWrite Income ETF utilized no pre-enactment capital loss carryforwards for federal income tax purposes. At September 30, 2018, First Trust BuyWrite Income ETF had pre-enactment capital losses for federal income tax purposes of $6,972,059, as a result of its reorganization with the First Trust Dividend and Income Fund, expiring as follows:
9/30/2018 (Expired)	9/30/2019
$5,877,626	$1,094,433
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the year ended September 30, 2018, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust NASDAQ Technology Dividend Index Fund	$ (1,060,643)	$ (49,089,346)	$ 50,149,989
Multi-Asset Diversified Income Index Fund	(4,138,155)	(14,073,239)	18,211,394
First Trust S&P International Dividend Aristocrats ETF	119,333	(119,333)	—
First Trust BuyWrite Income ETF	1,736,488	2,695,423	(4,431,911)
First Trust Hedged BuyWrite Income ETF	154,025	(683,559)	529,534
First Trust Rising Dividend Achievers ETF	—	(29,879,367)	29,879,367
First Trust Dorsey Wright Focus 5 ETF	617,688	(60,266,082)	59,648,394
First Trust RBA American Industrial Renaissance® ETF	128,355	(15,385,855)	15,257,500
First Trust Dorsey Wright Momentum & Dividend ETF	(6,036)	(5,041,407)	5,047,443
First Trust Dorsey Wright International Focus 5 ETF	148,221	(17,415,105)	17,266,884
First Trust Dorsey Wright Dynamic Focus 5 ETF	131,727	(20,040,192)	19,908,465
I. Expenses
Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of advisory fees, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), taxes, interest, and

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
extraordinary expenses, which are paid by each respective Fund. See Note 3 relating to a reduction in MDIV’s annual unitary management fee. Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor.
First Trust has entered into licensing agreements with the following “Licensors” for the respective Funds:
Fund	Licensor
First Trust NASDAQ Technology Dividend Index Fund	Nasdaq, Inc.
Multi-Asset Diversified Income Index Fund	Nasdaq, Inc.
First Trust S&P International Dividend Aristocrats ETF	S&P Dow Jones Indices, LLC
First Trust Rising Dividend Achievers ETF	Nasdaq, Inc.
First Trust Dorsey Wright Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance® ETF	Richard Bernstein Advisors LLC
First Trust Dorsey Wright Momentum & Dividend ETF	Nasdaq, Inc.
First Trust Dorsey Wright International Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust Dorsey Wright Dynamic Focus 5 ETF	Dorsey, Wright & Associates, LLC
The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.
J. Offsetting on the Statements of Assets and Liabilities
Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
K. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
Each Fund pays First Trust an annual unitary management fee based on each Fund’s average daily net assets at a rate set forth below:
Rate
First Trust NASDAQ Technology Dividend Index Fund	0.50%
Multi-Asset Diversified Income Index Fund	0.60%
First Trust S&P International Dividend Aristocrats ETF(1)	0.60%
First Trust BuyWrite Income ETF	0.85%
First Trust Hedged BuyWrite Income ETF	0.85%
First Trust Rising Dividend Achievers ETF	0.50%
First Trust Dorsey Wright Focus 5 ETF	0.30%
First Trust RBA American Industrial Renaissance® ETF	0.70%
First Trust Dorsey Wright Momentum & Dividend ETF(2)	0.60%
First Trust Dorsey Wright International Focus 5 ETF	0.30%
First Trust Dorsey Wright Dynamic Focus 5 ETF	0.30%
(1) On August 30, 2018, the Fund reduced the annual management fee payable to First Trust, from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets.
(2) On September 6, 2018, the Fund reduced the annual management fee payable to First Trust, from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets.
In addition, MDIV, FV, IFV, and FVC incur pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”). The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, if applicable, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, distributions and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.
Pursuant to a contractual agreement between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) the termination of MDIV’s management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2019. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the year ended September 30, 2018, MDIV waived $884,658 of management fees.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Reorganization
On March 16, 2016, the Board of Trustees of FTHI approved a reorganization of FTHI with the First Trust Dividend and Income Fund (“FAV”). The merger was completed on October 24, 2016. FTHI was the surviving fund.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
Under the terms of the reorganization, which was tax-free, the assets of FAV were transferred to, and the liabilities of FAV were assumed by, FTHI in exchange for shares of FTHI. The cost of the investments received from FAV was carried forward to FTHI for U.S. GAAP and tax purposes. The FTHI shares were then distributed to FAV shareholders and the separate existence of FAV ceased. The reorganization was subject to certain conditions, including that the reorganization was approved on October 3, 2016, by the shareholders of FAV, and that the shareholders of FTHI approved the issuance of additional FTHI shares in connection with the reorganization. When the reorganization occurred, the transactions were based on the relative NAVs of FAV and FTHI.
The following table summarizes the asset transfers and conversion ratios for the reorganization.
Acquired Fund	Shares Redeemed	Net Assets on October 21, 2016	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains/Loss	Share Conversion Ratio	Acquiring (Surviving) Fund	Shares Issued	Net Assets on October 21, 2016*
FAV	8,259,500	$73,839,981	$(2,351,951)	$(55,762,807)	0.444937	FTHI	3,674,957	$6,027,862
* Amount reflects net assets of FTHI prior to the reorganization.
The following table summarizes the operations of the Acquired Fund for the period December 1, 2015 to October 21, 2016, and the operations of FTHI, the Acquiring (Surviving) Fund, for the fiscal year ended September 30, 2017, as presented in the Statements of Operations and the combined Acquired and Acquiring (Surviving) Funds’ pro-forma results of operations for the year ended September 30, 2017, assuming the acquisition had been completed on October 1, 2016.
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of FAV that have been included in FTHI’s Statement of Operations since October 21, 2016.
	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) from Operations
Acquired Fund for the Period December 1, 2015 to October 21, 2016 FAV	$1,828,683	$810,367	$2,639,050
Acquiring Fund for the Fiscal Year Ended September 30, 2017 FTHI	664,507	6,832,664	7,497,171
Combined Total	$2,493,190	$7,643,031	$10,136,221
5. Purchases and Sales of Securities
For the fiscal year ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$ 235,627,302	$ 233,096,123
Multi-Asset Diversified Income Index Fund	643,684,010	623,372,914
First Trust S&P International Dividend Aristocrats ETF	27,596,441	27,837,859
First Trust BuyWrite Income ETF	145,248,065	148,536,520
First Trust Hedged BuyWrite Income ETF	22,072,742	22,596,902
First Trust Rising Dividend Achievers ETF	187,128,191	185,762,162
First Trust Dorsey Wright Focus 5 ETF	1,146,887,248	1,150,868,080
First Trust RBA American Industrial Renaissance® ETF	69,152,572	68,719,676
First Trust Dorsey Wright Momentum & Dividend ETF	88,955,172	88,616,391
First Trust Dorsey Wright International Focus 5 ETF	4,212,236	5,256,150
First Trust Dorsey Wright Dynamic Focus 5 ETF	195,375,501	196,476,309

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
For the fiscal year ended September 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$ 234,077,589	$ 145,207,882
Multi-Asset Diversified Income Index Fund	78,086,550	232,710,222
First Trust S&P International Dividend Aristocrats ETF	2,497,529	—
First Trust BuyWrite Income ETF	36,352,662	24,246,124
First Trust Hedged BuyWrite Income ETF	11,215,675	5,677,746
First Trust Rising Dividend Achievers ETF	501,867,909	136,290,687
First Trust Dorsey Wright Focus 5 ETF	305,664,659	271,422,129
First Trust RBA American Industrial Renaissance® ETF	102,716,164	89,128,832
First Trust Dorsey Wright Momentum & Dividend ETF	75,840,621	67,471,735
First Trust Dorsey Wright International Focus 5 ETF	159,404,863	131,347,856
First Trust Dorsey Wright Dynamic Focus 5 ETF	435,427,620	213,694,625
6. Derivative Transactions
The following table presents the type of derivatives held by each Fund at September 30, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.
FTHI
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	—	Options written, at value	$ 1,053,705
FTLB
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Written Options	Equity Risk	Options purchased, at value	$ 17,680	Options written, at value	$ 273,205
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
	Equity Risk
Statements of Operations Location	FTHI	FTLB
Net realized gain (loss) on Purchased option transactions	$—	$(85,690)
Net realized gain (loss) on Written options transactions	(2,521,753)	(385,437)
Net change in unrealized gain (loss) on Purchased options held	—	(25,914)
Net change in unrealized gain (loss) on Written options held	(209,213)	(106,984)
During the fiscal year ended September 30, 2018, for FTHI, the premiums for written options opened were $3,083,679, and the premiums for written options closed, exercised and expired were $2,644,610.
During the fiscal year ended September 30, 2018, for FTLB, the premiums for written options opened were $537,298, and the premiums for written options closed, exercised and expired were $428,060. During the fiscal year ended September 30, 2018, for FTLB, the premiums for purchased options opened were $123,022, and the premiums for purchased options closed, exercised and expired were $93,005.
FTHI and FTLB do not have the right to offset on financial assets and financial liabilities related to option contracts on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
7. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund’s portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund’s portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:
	Creation Transaction Fees	Redemption Transaction Fees
First Trust NASDAQ Technology Dividend Index Fund	$ 500	$ 500
Multi-Asset Diversified Income Index Fund	1,000	1,000
First Trust S&P International Dividend Aristocrats ETF	1,600	1,600
First Trust BuyWrite Income ETF	750	750
First Trust Hedged BuyWrite Income ETF	750	750
First Trust Rising Dividend Achievers ETF	500	500
First Trust Dorsey Wright Focus 5 ETF	500	500
First Trust RBA American Industrial Renaissance® ETF	500	500
First Trust Dorsey Wright Momentum & Dividend ETF	500	500
First Trust Dorsey Wright International Focus 5 ETF	500	500
First Trust Dorsey Wright Dynamic Focus 5 ETF	500	500
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2020.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF (formerly International Multi-Asset Diversified Income Index Fund), First Trust BuyWrite Income ETF (formerly First Trust High Income ETF), First Trust Hedged BuyWrite Income ETF (formerly First Trust Low Beta Income ETF), First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend ETF (formerly First Trust RBA Quality Income ETF), First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI (the “Trust”), including the portfolios of investments, as of September 30, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, and First Trust S&P International Dividend Aristocrats ETF (formerly International Multi-Asset Diversified Income Index Fund); the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for First Trust BuyWrite Income ETF (formerly First Trust High Income ETF), First Trust Hedged BuyWrite Income ETF (formerly First Trust Low Beta Income ETF), First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend (formerly First Trust RBA Quality Income ETF), First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded Fund VI as of September 30, 2018, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust BuyWrite Income ETF (formerly First Trust High Income ETF)	For the year ended September 30, 2018	For the years ended September 30, 2018 and 2017	For the years ended September 30, 2018, 2017, 2016, 2015, and the period from January 6, 2014 (commencement of operations) through September 30, 2014
First Trust Hedged BuyWrite Income ETF (formerly First Trust Low Beta Income ETF)
First Trust Rising Dividend Achievers ETF
First Trust Dorsey Wright Focus 5 ETF	For the year ended September 30, 2018	For the years ended September 30, 2018 and 2017	For the years ended September 30, 2018, 2017, 2016, 2015, and the period from March 5, 2014 (commencement of operations) through September 30, 2014
First Trust RBA American Industrial Renaissance ® ETF	For the year ended September 30, 2018	For the years ended September 30, 2018 and 2017	For the years ended September 30, 2018, 2017, 2016, 2015, and the period from March 10, 2014 (commencement of operations) through September 30, 2014
First Trust Dorsey Wright Momentum & Dividend ETF (formerly First Trust RBA Quality Income ETF)
First Trust Dorsey Wright International Focus 5 ETF	For the year ended September 30, 2018	For the years ended September 30, 2018 and 2017	For the years ended September 30, 2018, 2017, 2016, 2015, and the period from July 22, 2014 (commencement of operations) through September 30, 2014
First Trust Dorsey Wright Dynamic Focus 5 ETF	For the year ended September 30, 2018	For the years ended September 30, 2018 and 2017	For the years ended September 30, 2018, 2017, and the period from March 17, 2016 (commencement of operations) through September 30, 2016

Report of Independent Registered Public Accounting Firm (Continued)
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
November 21, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; (3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Federal Tax Information
For the taxable year ended September 30, 2018, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust NASDAQ Technology Dividend Index Fund	83.60%
Multi-Asset Diversified Income Index Fund	41.13%
First Trust S&P International Dividend Aristocrats ETF	0.00%
First Trust BuyWrite Income ETF	100.00%
First Trust Hedged BuyWrite Income ETF	100.00%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright Momentum & Dividend ETF	93.72%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
For the taxable year ended September 30, 2018, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust NASDAQ Technology Dividend Index Fund	100.00%
Multi-Asset Diversified Income Index Fund	48.26%
First Trust S&P International Dividend Aristocrats ETF	65.63%
First Trust BuyWrite Income ETF	100.00%
First Trust Hedged BuyWrite Income ETF	100.00%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright Momentum & Dividend ETF	94.35%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
**The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Additionally, the actual percentage of income that qualified for the dividends received deduction will be available to shareholders shortly after calendar year end.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
The following Funds met the requirements of Section 853 of the Internal Revenue Code and elects to pass through to their shareholders credit for foreign taxes paid. The total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust S&P International Dividend Aristocrats ETF	$ 722,849	$ 0.90	$ 65,733	$ 0.08
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to some or all of the Funds are identified below, but not all of the material risks relevant to each Fund are included in this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund’s corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
Equity Securities Risk. To the extent a Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
Fixed Income Securities Risk. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Fund of Funds Risk. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.
Index Constituent Risk. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
Management Risk. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.
Market Risk. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following eleven series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Multi-Asset Diversified Income Index Fund (MDIV)
International Multi-Asset Diversified Income Index Fund (now known as First Trust S&P International Dividend Aristocrats ETF) (YDIV)
First Trust Dorsey Wright Focus 5 ETF (FV)
First Trust RBA Quality Income ETF (now known as First Trust Dorsey Wright Momentum & Dividend ETF) (QINC)
First Trust Rising Dividend Achievers ETF (RDVY)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
First Trust Hedged BuyWrite Income ETF (formerly First Trust Low Beta Income ETF) (FTLB)
First Trust BuyWrite Income ETF (formerly First Trust High Income ETF) (FTHI)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds (“ETFs”) other than an open-end mutual fund included in FTLB’s peer group and an exchange-traded note (“ETN”) included in FTHI’s peer group) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds and, in the case of FTHI, ETN in the Fund’s Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided. In addition, prior to the June meeting, the Advisor submitted proposals to the Board to (1) replace the underlying index of YDIV with the S&P International Dividend Aristocrats Index and to change the name of the Fund to First Trust S&P International Dividend Aristocrats ETF, and (2) replace the underlying index of QINC with the Nasdaq Dorsey Wright Momentum Plus Dividend Index and to change the name of the Fund to First Trust Dorsey Wright Momentum & Dividend ETF (each a “Proposal” and collectively, the “Proposals”). The information provided in response to independent legal counsel’s requests and in connection with the Proposals was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board considered that FTLB and FTHI are actively-managed ETFs and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Funds’ investments. The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund’s investment objective(s), policies and restrictions.
With respect to each Fund other than YDIV and QINC, the Board considered the unitary fee rate payable by each such Fund under the Agreements for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each such Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and licensing fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board considered that the Advisor had previously agreed to extend the Fee Offset Agreement for MDIV through January 31, 2019, whereby the Advisor offsets its unitary fee paid by MDIV related to the portion of MDIV’s assets invested in other investment companies advised by the Advisor. The Board noted that because each of FV, IFV and FVC will invest in underlying ETFs in the First Trust Fund Complex, each such Fund will incur acquired fund fees and expenses, which are not payable out of the unitary fee, and that such fees and expenses will change over time as assets are reallocated among the underlying funds. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds and ETN in the Peer Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each such Fund’s Peer Group included peer funds that pay a unitary fee and, in the case of FTHI, an ETN that pays a unitary fee, and because each such Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fees for MDIV, FV, IFV and FVC were below the median total (net) expense ratio (excluding acquired fund fees and expenses, as applicable) of the peer funds in each Fund’s respective Peer Group and the unitary fees for TDIV, RDVY, AIRR, FTLB and FTHI were above the median total (net) expense ratio of the peer funds in each Fund’s respective Peer Group. With respect to the Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Groups and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs and actively-managed ETFs, including, for index ETFs, differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and, for both index ETFs and actively-managed ETFs, different business models that may affect the pricing of services among ETF sponsors. For actively-managed ETFs, the Board also noted the limited number of comparable actively-managed ETF peers for FTLB and FTHI and that FTLB’s Peer Group included index-based ETFs and an open-end mutual fund and FTHI’s Peer Group included index-based ETFs and an ETN. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to each Fund.
The Board considered performance information for each Fund other than YDIV and QINC. The Board noted the process it has established for monitoring each such Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for such Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. With the exception of FTLB and FTHI, the Board received and reviewed information for periods ended December 31, 2017 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each applicable Fund was correlated to its underlying index and that the tracking difference for each such Fund was within a reasonable

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
range. In addition, the Board reviewed data prepared by MPI comparing each applicable Fund’s performance to that of its respective Peer Group and to that of one or more broad-based benchmark indexes, but given each such Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
For the two actively-managed Funds, FTLB and FTHI, the Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds and, in the case of FTHI, ETN in the Fund’s Peer Group and to that of a broad-based benchmark index and an options-based index. For FTLB, the Board noted that the Fund outperformed its Peer Group average and the options-based index for the three-year period ended December 31, 2017 but underperformed its Peer Group average and the options-based index for the one-year period ended December 31, 2017 and the broad-based index for the one- and three-year periods ended December 31, 2017. For FTHI, the Board noted that the Fund outperformed its Peer Group average for the three-year period ended December 31, 2017 and the options-based index for the one- and three-year periods ended December 31, 2017 but underperformed its Peer Group average for the one-year period ended December 31, 2017 and the broad-based index for the one- and three-year periods ended December 31, 2017.
On the basis of all the information provided on the unitary fee and performance of each Fund other than YDIV and QINC, and the ongoing oversight by the Board, the Board concluded that the unitary fee for each such Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each such Fund under the Agreements.
With respect to YDIV and QINC, the Board considered the Proposals and that the unitary fee rate payable by each Fund would be reduced from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets under the Proposals. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the peer group that was created for each Fund in connection with the Proposals (the “New Peer Group”), as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund’s New Peer Group included a peer fund that pays a unitary fee and because each Fund would pay a reduced unitary fee under the Proposals, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that YDIV’s proposed unitary fee was above the median total (net) expense ratio of the peer funds in its New Peer Group and QINC’s proposed unitary fee was equal to the median total (net) expense ratio of the peer funds in its New Peer Group. With respect to the New Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of peer groups and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered the differences between the Funds and other non-ETF clients that limited their comparability. In considering the proposed unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Funds, which was evidenced by the Proposals.
The Board considered performance information for YDIV and QINC, noting that the Advisor was making the Proposals because, among other reasons, although each Fund was achieving its investment objective of seeking investment results that correspond generally to the performance of its underlying index, each Fund was underperforming its benchmark index and experiencing limited sales demand and asset flows, and, with respect to QINC, the Fund’s index provider expressed a desire to no longer support the Fund’s underlying index. The Board considered information provided by the Advisor on the methodology of each Fund’s proposed underlying index.
At the June 11, 2018 meeting, the Board determined to approve the Proposals and, on the basis of all the information provided on the unitary fees and performance of YDIV and QINC and the ongoing oversight by the Board, the Board concluded that the proposed unitary fees for YDIV and QINC are reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2017 and the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds’ portfolios. The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. In addition, the Board considered that the Advisor, as the investment advisor to the underlying ETFs in which each of FV, IFV and FVC invest, will recognize additional revenue from the underlying ETFs if investment by such Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable, noting the fee reductions to be put in place for YDIV and QINC, and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VI funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $3,446,842. This figure is comprised of $257,074 paid (or to be paid) in fixed compensation and $3,189,768 paid (or to be paid) in variable compensation. There were a total of 16 beneficiaries of the remuneration described above. Those amounts include $2,035,336 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,411,506 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	157	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	157	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	157	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	157	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	157	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

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First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund VI

Book 2

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)

First Trust Indxx Innovative Transaction & Process ETF (LEGR)

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)

First Trust Dorsey Wright Momentum & Value ETF (DVLU)

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

Annual Report
For the Period Ended
September 30, 2018

First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2018

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
September 30, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds from their inception through September 30, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June, and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
During the second quarter, U.S. markets continued to be volatile. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices hit record levels during the quarter.
Globally, markets underperformed moderately during the first two quarters of 2018. However, the third quarter was a different story for global markets, as the MSCI AC World Index, which captures 23 developed markets and 24 emerging markets, ended September in positive territory. Analysts believe European companies are set up for growing earnings and credit upswings, which bodes well for global market performance. In addition, we believe the longer-term drivers of positive demographics, lower debt levels and improving productivity may lead to a multi-year cyclical upswing in emerging market economic fundamentals.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2018
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign- Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
In its latest forecast, the International Monetary Fund (“IMF”) is calling for world real gross domestic product (“GDP”) to hold steady at 3.7% from 2017 through 2019, with the latter two years being estimates, according to its own release. Despite the forecast calling for growth to level off, the 3.7% mark still ranks as the highest level achieved since the 4.3% growth rate posted in 2011. U.S. real GDP is expected to increase from 2.2% in 2017 to 2.9% (estimate) in 2018 and then dip to 2.5% (estimate) in 2019. Inflation estimates have been adjusted higher in 2018 but are projected to level off in 2019. Advanced economies are expected to see consumer prices rise by 2.0% in 2018, compared to 5.0% for emerging and developing economies. The absence of any serious inflationary pressure has helped keep interest rates and bond yields at levels well below their historical norms, in our opinion.
Two important financial developments in the U.S. over the past twelve months were the passage of the Tax Cuts and Jobs Act in December 2017 and the ongoing efforts to pare back regulations on banks and businesses. They are two of the major cornerstones of the Trump administration’s pro-growth, pro-U.S. agenda. We believe that cutting the federal corporate tax rate from 35% to 21% has already unleashed robust activity. Year-to-date, through September 30, 2018, global mergers and acquisitions (“M&A”) deal volume totaled $3.2 trillion, a record high for the first nine months of a calendar year, according to Thomson Reuters.
U.S. real GDP growth has only averaged 2.3% in the current recovery (third quarter 2009-second quarter 2018), according to data from the Bureau of Economic Analysis. The IMF has yet to forecast 3.0% real GDP growth for the U.S. but based in part on the 4.2% annualized growth rate posted in the second quarter of 2018, Brian Wesbury, Chief Economist at First Trust Advisors L.P., is calling for 3.0%-plus real GDP growth for both 2018 and 2019, a pace not seen since 2005.
ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds/exchange-traded products (ETFs/ETPs) listed globally reached a record $5.25 trillion in September 2018, up 17.45% from $4.47 trillion a year ago, according to its own releases. September 2018 marked the 56th consecutive month of net new cash inflows into ETFs/ETPs listed globally.
Global Equities Markets
For the 12-month period ended September 30, 2018, the MSCI World ex USA and MSCI Emerging Markets indices posted total returns of 2.67% (USD) and -0.81% (USD), respectively, according to Bloomberg. During that same period, the U.S. dollar appreciated a modest 2.20% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). With respect to U.S. equities, the S&P 500® Index posted a total return of 17.91% over the past 12 months. All 11 sectors were up on a total return basis. The top performers were the Consumer Discretionary and Information Technology sectors, up 32.52% and 31.49%, respectively, while the worst showing came from the Consumer Staples and Utilities sectors, both of which were up just 2.93%.
The 2018 consensus estimated earnings growth rates for the S&P 500® Index, MSCI World ex USA and the MSCI Emerging Markets indices were 21.57%, 8.10% and 6.41%, respectively, as of September 28, 2018, according to Bloomberg. The 2019 consensus estimated earnings growth rates were 10.23%, 8.09% and 11.08%, respectively. We believe that corporate earnings drive the direction of stock prices over time and these earnings targets are encouraging, in our opinion.
A Bloomberg survey of 25 equity strategists found that their average year-end price target for the S&P 500® Index was 2,956 as of August 29, 2018 (most recent), according to its own release. The highest estimate was 3,200, while the lowest was 2,750. The S&P 500® Index closed at 2,913.98 on September 28, 2018. It stood 0.57% below its all-time high of 2,930.75 on September 20, 2018.

Fund Performance Overview (Unaudited)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
The First Trust SMID Cap Rising Dividend Achievers ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is composed of the securities of 100 small and mid-capitalization companies with a history of raising their dividends and exhibit the characteristics to continue to do so in the future. The Index is designed to provide access to a portfolio of small and mid-capitalization income producing securities. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “SDVY.”
Performance
Cumulative Total Returns
Inception (11/1/17) to 9/30/18
Fund Performance
NAV	7.92%
Market Price	7.92%
Index Performance
Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index	8.62%
S&P 1000® Index	14.02%
(See Notes to Fund Performance Overview Page 14.)
The Fund generated a net asset value (“NAV”) return of 7.92% during the period ended September 30, 2018. During the same period, the benchmark S&P 1000® Index generated a return of 14.02%. The Financials sector was given the highest weighting in the Fund over the period with a 31.7% allocation. This sector was also the top contributing sector in the Fund with a 3.2% contribution, stemming from its 10.2% return. The Health Care sector was the Fund’s least contributing sector with a -0.2% contribution, stemming from its small 0.7% allocation and -7.5% return. On a relative basis, the Fund underperformed the benchmark. The Fund under allocated and underperformed the benchmark amongst Health Care securities by 9.1% and -52.6%, respectively, creating -2.9% of relative drag. The Fund outperformed the benchmark amongst the Materials sector by 5.3%, creating 0.6% of relative outperformance.

Nasdaq® and Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY) (Continued)
Sector Allocation	% of Total Investments
Financials	30.8%
Industrials	28.0
Consumer Discretionary	18.0
Information Technology	10.0
Consumer Staples	5.1
Materials	5.0
Communication Services	2.1
Energy	1.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Foot Locker, Inc.	1.1%
Old Dominion Freight Line, Inc.	1.1
Sanderson Farms, Inc.	1.1
J&J Snack Foods Corp.	1.1
Carter’s, Inc.	1.1
Assurant, Inc.	1.0
j2 Global, Inc.	1.0
Universal Insurance Holdings, Inc.	1.0
Chico’s FAS, Inc.	1.0
Ingredion, Inc.	1.0
Total	10.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 2, 2017 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/17 – 9/30/18	119	4	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/17 – 9/30/18	105	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
The First Trust Indxx Innovative Transaction & Process ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx Blockchain Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of companies that are either actively using, investing in, developing, or have products that are poised to benefit from blockchain technology and/or the potential for increased efficiency that it provides to various business processes. The Index seeks to include only companies that have devoted material resources to the use of blockchain technologies. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “LEGR.”
Performance
Cumulative Total Returns
Inception (1/24/18) to 9/30/18
Fund Performance
NAV	1.87%
Market Price	2.13%
Index Performance
Indxx Blockchain Index	2.57%
S&P 500® Index	4.09%
(See Notes to Fund Performance Overview Page 14.)
The Fund generated a NAV return of 1.87% during the period ended September 30, 2018. During the same period, the benchmark S&P 500® Index generated a return of 4.09%. The Information Technology sector was given the highest weighting in the Fund over the period with a 65.9% allocation. This sector had an 11.6% return and contributed 6.6% to the Fund’s return. The Fund’s least contributing sector was the Financials sector with a -3.7% contribution, stemming from its 24.2% allocation and -10.5% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund underperforming the benchmark amongst the Consumer Discretionary and Financials sector by -37.4% and -3.7%, respectively, creating in total -3.1% of relative drag. The Fund overweighting the well performing Information Technology sector by 45.8%, which created 5.2% of relative outperformance.

“Indxx” and “Indxx Blockchain Index” are trademarks of Indxx, LLC (“Licensor”) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund is based on the Indxx Blockchain Index and is not sponsored, endorsed, sold or promoted by Licensor and Licensor makes no representation regarding the advisability of trading in such product.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR) (Continued)
Sector Allocation	% of Total Investments
Information Technology	58.0%
Financials	25.5
Consumer Discretionary	4.9
Communication Services	4.3
Industrials	2.9
Materials	2.2
Consumer Staples	1.4
Utilities	0.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Asustek Computer, Inc.	1.9%
Oracle Corp.	1.9
Intel Corp.	1.8
Micron Technology, Inc.	1.8
Xilinx, Inc.	1.8
NVIDIA Corp.	1.8
Atos SE	1.8
Baidu, Inc., ADR	1.8
Wirecard AG	1.8
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1.8
Total	18.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 25, 2018 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
01/25/18 – 9/30/18	161	1	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
01/25/18 – 9/30/18	10	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
The First Trust Nasdaq Artificial Intelligence and Robotics ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq CTA Artificial Intelligence and Robotics IndexSM (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of companies engaged in the artificial intelligence and robotics segments of the technology, industrial and other economic sectors. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “ROBT.”
Performance
Cumulative Total Returns
Inception (2/21/18) to 9/30/18
Fund Performance
NAV	8.15%
Market Price	8.21%
Index Performance
Nasdaq CTA Artificial Intelligence and Robotics IndexSM	8.58%
S&P 500® Index	9.14%
(See Notes to Fund Performance Overview Page 14.)
The Fund generated a NAV return of 8.15% during the period ended September 30, 2018. During the same period, the benchmark S&P 500® Index generated a return of 9.14%. The Information Technology sector was the highest allocated sector in the Fund over the period. This sector was also the top contributing sector with an 8.0% return and 4.6% contribution to the Fund’s return. The Health Care sector was the Fund’s top performing sector with a 13.4% return. The Real Estate sector, represented solely by Equinix, Inc., was the Fund’s worst performing sector with a 0.2% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund underperforming the benchmark amongst Information Technology securities by -10.3% creating -2.2% of relative drag. The Fund did not have any exposure to the -2.6% returning Financials securities, which reversed 1.7% of the relative drag.

Nasdaq® and Nasdaq CTA Artificial Intelligence and Robotics IndexSM are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT) (Continued)
Sector Allocation	% of Total Investments
Information Technology	60.5%
Industrials	16.5
Consumer Discretionary	10.4
Health Care	9.3
Communication Services	2.8
Real Estate	0.5
Total	100.0%
Top Ten Holdings	% of Total Investments
Aerovironment, Inc.	2.6%
BlackBerry Ltd.	2.1
Nuance Communications, Inc.	2.1
QinetiQ Group PLC	2.1
Blue Prism Group PLC	2.1
Topcon Corp.	2.1
Illumina, Inc.	2.1
Trimble, Inc.	2.1
Xilinx, Inc.	2.1
Garmin Ltd.	2.1
Total	21.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 22, 2018 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
2/22/18 – 9/30/18	150	1	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
2/22/18 – 9/30/18	0	1	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
The First Trust Dorsey Wright Momentum & Value ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Value Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and was developed by Nasdaq, Inc. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “DVLU.”
Performance
Cumulative Total Returns
Inception (9/5/18) to 9/30/18
Fund Performance
NAV	-2.60%
Market Price	-2.50%
Index Performance
Dorsey Wright Momentum Plus Value Index	-2.54%
S&P 500® Index	1.01%
(See Notes to Fund Performance Overview Page 14.)
The Fund generated a NAV return of -2.60% during the brief period covered by this report, from the Fund’s inception on September 5, 2018 through September 30, 2018. During the same period, the benchmark S&P 500® Index generated a return of 1.01%. Over the period, the Financials sector was given the highest allocation with a 43.5% weighting. This sector had a -2.8% return and was also the least contributing sector with a -1.3% contribution to the Fund’s return. The Fund’s top contributing sector was the Health Care sector with a 0.3% contribution, stemming from its 6.0% allocation and 4.0% return. On a relative basis, the Fund underperformed the benchmark. The Fund over allocated the benchmark amongst the relatively poor performing Financials sector, creating -1.4% of relative drag. The Fund outperformed the benchmark amongst the Industrials sector, creating 0.1% of relative outperformance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Value ETF (DVLU) (Continued)
Sector Allocation	% of Total Investments
Financials	46.2%
Information Technology	11.0
Materials	10.8
Energy	8.9
Health Care	7.7
Industrials	6.6
Consumer Discretionary	6.3
Communication Services	1.7
Consumer Staples	0.8
Total	100.0%
Top Ten Holdings	% of Total Investments
HCA Healthcare, Inc.	3.7%
DXC Technology Co.	3.2
Santander Consumer USA Holdings, Inc.	3.1
Allstate (The) Corp.	3.0
Popular, Inc.	3.0
Transocean Ltd.	3.0
Air Lease Corp.	2.9
Kohl’s Corp.	2.9
First American Financial Corp.	2.8
Ally Financial, Inc.	2.8
Total	30.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 6, 2018 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/06/2018 – 9/30/18	17	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/06/2018 – 9/30/18	0	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
The First Trust Dorsey Wright Momentum & Low Volatility ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Low Volatility Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and was developed by Nasdaq, Inc. The shares of the Fund are listed and traded on The Nasdaq Stock Exchange LLC, under the ticker symbol “DVOL.”
Performance
Cumulative Total Returns
Inception (9/5/18) to 9/30/18
Fund Performance
NAV	-0.15%
Market Price	-0.05%
Index Performance
Dorsey Wright Momentum Plus Low Volatility Index	-0.11%
S&P 500® Index	1.01%
(See Notes to Fund Performance Overview Page 14.)
The Fund generated a NAV return of -0.15% during the brief period covered by this report, from the Fund’s inception on September 5, 2018 through September 30, 2018. During the same period, the benchmark S&P 500® Index generated a return of 1.01%. Over the period, the Financials sector was given the highest allocation with a 27.9% weighting. This sector had a -2.8% return and was also the least contributing sector with a -0.8% contribution to the Fund’s return. The Fund’s top contributing sector was the Consumer Discretionary sector with a 0.2% contribution, stemming from its 6.8% allocation and 3.3% return. On a relative basis, the Fund underperformed the benchmark. The Fund underperformed the benchmark amongst the Financials sector, creating -0.7% of relative drag. The Fund outperformed the benchmark amongst the Consumer Discretionary sector, creating 0.1% of relative outperformance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL) (Continued)
Sector Allocation	% of Total Investments
Financials	29.5%
Information Technology	22.9
Industrials	21.4
Consumer Discretionary	7.5
Consumer Staples	7.1
Materials	3.6
Real Estate	2.9
Utilities	2.7
Health Care	2.4
Total	100.0%
Top Ten Holdings	% of Total Investments
Jack Henry & Associates, Inc.	3.2%
Honeywell International, Inc.	3.0
Waste Management, Inc.	3.0
Sun Communities, Inc.	2.9
WR Berkley Corp.	2.8
Amphenol Corp., Class A	2.8
Bright Horizons Family Solutions, Inc.	2.8
Broadridge Financial Solutions, Inc.	2.8
Fiserv, Inc.	2.8
Arthur J. Gallagher & Co.	2.7
Total	28.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 6, 2018 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/06/18 – 9/30/18	13	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/06/18 – 9/30/18	3	0	0	1

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
September 30, 2018 (Unaudited)
As a shareholder of First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF, First Trust Dorsey Wright Momentum & Value ETF or First Trust Dorsey Wright Momentum & Low Volatility ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (since inception) and held through the six-month (or shorter) period ended September 30, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Actual	$1,000.00	$1,034.90	0.60%	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Actual	$1,000.00	$1,055.50	0.65%	$3.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Actual	$1,000.00	$1,099.30	0.65%	$3.42
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses (Continued)
September 30, 2018 (Unaudited)
	Beginning Account Value September 5, 2018 (b)	Ending Account Value September 30, 2018	Annualized Expense Ratio Based on the Number of Days In the Period	Expenses Paid During the Period September 5, 2018 (b) to September 30, 2018 (c)
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Actual	$1,000.00	$974.00	0.60%	$0.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Actual	$1,000.00	$998.50	0.60%	$0.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04

(a)	Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (April 1, 2018 through September 30, 2018), multiplied by 183/365 (to reflect the six-month period).
(b)	Inception date.
(c)	Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (September 5, 2018 through September 30, 2018) multiplied by 25/365. Hypothetical expenses are assumed for the most recent half-year period.

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
COMMON STOCKS – 99.8%
	Aerospace & Defense – 2.0%
171	Huntington Ingalls Industries, Inc.	$43,790
465	Spirit AeroSystems Holdings, Inc., Class A	42,626
		86,416
	Air Freight & Logistics – 1.0%
591	Expeditors International of Washington, Inc.	43,456
	Airlines – 3.0%
619	Alaska Air Group, Inc.	42,624
339	Allegiant Travel Co.	42,985
734	SkyWest, Inc.	43,233
		128,842
	Auto Components – 2.8%
1,921	Gentex Corp.	41,224
466	LCI Industries	38,585
271	Lear Corp.	39,295
		119,104
	Banks – 13.7%
417	BOK Financial Corp.	40,566
1,013	Cathay General Bancorp	41,979
399	Cullen/Frost Bankers, Inc.	41,672
693	East West Bancorp, Inc.	41,836
2,481	Fulton Financial Corp.	41,309
991	Great Western Bancorp, Inc.	41,810
1,682	Hanmi Financial Corp.	41,882
2,073	Hilltop Holdings, Inc.	41,812
1,866	Home BancShares, Inc.	40,865
679	Pinnacle Financial Partners, Inc.	40,842
914	Synovus Financial Corp.	41,852
1,732	TCF Financial Corp.	41,239
1,987	Umpqua Holdings Corp.	41,330
834	Zions Bancorp N.A.	41,825
		580,819
	Building Products – 1.9%
483	Allegion PLC	43,745
723	AO Smith Corp.	38,587
		82,332
	Capital Markets – 5.9%
298	Affiliated Managers Group, Inc.	40,743
187	FactSet Research Systems, Inc.	41,834
938	Houlihan Lokey, Inc.	42,144
1,344	Legg Mason, Inc.	41,973
665	LPL Financial Holdings, Inc.	42,899
334	Morningstar, Inc.	42,051
		251,644
	Chemicals – 3.0%
1,056	Chemours (The) Co.	41,649
486	Stepan Co.	42,287
Shares	Description	Value

	Chemicals (Continued)
561	Trinseo S.A.	$43,926
		127,862
	Commercial Services & Supplies – 3.0%
1,097	Herman Miller, Inc.	42,125
2,351	Steelcase, Inc., Class A	43,493
627	Tetra Tech, Inc.	42,824
		128,442
	Communications Equipment – 1.0%
543	InterDigital, Inc.	43,440
	Consumer Finance – 1.0%
524	FirstCash, Inc.	42,968
	Containers & Packaging – 1.0%
395	AptarGroup, Inc.	42,557
	Electronic Equipment, Instruments & Components – 0.9%
464	SYNNEX Corp.	39,301
	Food Products – 4.1%
419	Ingredion, Inc.	43,978
297	J&J Snack Foods Corp.	44,814
283	Lancaster Colony Corp.	42,227
434	Sanderson Farms, Inc.	44,863
		175,882
	Hotels, Restaurants & Leisure – 5.0%
294	Cracker Barrel Old Country Store, Inc.	43,256
586	Dunkin’ Brands Group, Inc.	43,200
973	International Speedway Corp., Class A	42,617
369	Marriott Vacations Worldwide Corp.	41,236
613	Texas Roadhouse, Inc.	42,475
		212,784
	Household Durables – 3.0%
621	Garmin Ltd.	43,501
1,339	La-Z-Boy, Inc.	42,312
1,420	MDC Holdings, Inc.	42,004
		127,817
	Household Products – 1.0%
702	Energizer Holdings, Inc.	41,172
	Insurance – 10.2%
413	Assurant, Inc.	44,583
1,027	Assured Guaranty Ltd.	43,370
1,441	Brown & Brown, Inc.	42,611

See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
1,996	CNO Financial Group, Inc.	$42,355
826	First American Financial Corp.	42,613
1,899	Old Republic International Corp.	42,500
363	Primerica, Inc.	43,760
297	Reinsurance Group of America, Inc.	42,934
493	Torchmark Corp.	42,738
915	Universal Insurance Holdings, Inc.	44,423
		431,887
	IT Services – 5.0%
326	Broadridge Financial Solutions, Inc.	43,016
1,750	Convergys Corp.	41,545
1,047	CSG Systems International, Inc.	42,027
1,414	Genpact Ltd.	43,282
272	Jack Henry & Associates, Inc.	43,542
		213,412
	Machinery – 9.9%
748	Donaldson Co., Inc.	43,578
574	EnPro Industries, Inc.	41,862
923	Graco, Inc.	42,772
278	IDEX Corp.	41,883
447	Lincoln Electric Holdings, Inc.	41,768
3,645	Mueller Water Products, Inc., Class A	41,954
573	Oshkosh Corp.	40,821
702	Toro (The) Co.	42,099
1,168	Trinity Industries, Inc.	42,795
2,261	Wabash National Corp.	41,218
		420,750
	Media – 1.0%
1,904	Interpublic Group of (The) Cos., Inc.	43,545
	Metals & Mining – 1.0%
954	Steel Dynamics, Inc.	43,111
	Oil, Gas & Consumable Fuels – 1.0%
484	Arch Coal, Inc., Class A	43,270
	Professional Services – 4.0%
1,768	Kelly Services, Inc., Class A	42,485
872	Korn/Ferry International	42,937
504	ManpowerGroup, Inc.	43,324
612	Robert Half International, Inc.	43,073
		171,819
	Road & Rail – 2.1%
279	Old Dominion Freight Line, Inc.	44,992
1,692	Schneider National, Inc., Class B	42,266
		87,258
Shares	Description	Value

	Semiconductors & Semiconductor Equipment – 2.0%
1,144	Teradyne, Inc.	$42,305
1,186	Versum Materials, Inc.	42,708
		85,013
	Software – 1.1%
537	j2 Global, Inc.	44,490
	Specialty Retail – 6.1%
5,112	Chico’s FAS, Inc.	44,321
344	Children’s Place (The), Inc.	43,963
903	Foot Locker, Inc.	46,035
2,651	GameStop Corp., Class A	40,481
13,017	Office Depot, Inc.	41,784
658	Williams-Sonoma, Inc.	43,244
		259,828
	Textiles, Apparel & Luxury Goods – 1.1%
453	Carter’s, Inc.	44,666
	Trading Companies & Distributors – 1.0%
536	Applied Industrial Technologies, Inc.	41,942
	Wireless Telecommunication Services – 1.0%
1,430	Telephone & Data Systems, Inc.	43,515
	Total Investments – 99.8%	4,249,344
	(Cost $4,336,280) (a)
	Net Other Assets and Liabilities – 0.2%	7,585
	Net Assets – 100.0%	$4,256,929

(a)	Aggregate cost for federal income tax purposes was $4,437,588. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $90,971 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $279,215. The net unrealized depreciation was $188,244.

See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 4,249,344	$ 4,249,344	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
COMMON STOCKS – 99.8%
	Aerospace & Defense – 0.7%
2,788	Airbus SE	$350,179
	Automobiles – 0.7%
5,347	Daimler AG	337,412
	Banks – 12.4%
54,166	Banco Bilbao Vizcaya Argentaria S.A.	345,263
69,023	Banco Santander S.A.	347,443
3,000	Bangkok Bank PCL	19,481
50,700	Bangkok Bank PCL	329,221
39,967	Bank of Ireland Group PLC	306,032
152,499	Barclays PLC	341,442
5,743	BNP Paribas S.A.	351,466
75,148	BOC Hong Kong Holdings Ltd.	357,100
4,902	Citigroup, Inc.	351,669
3,566	HDFC Bank, Ltd., ADR	335,561
40,019	HSBC Holdings PLC	349,373
37,541	ICICI Bank, Ltd., ADR	318,723
26,803	ING Groep N.V., ADR	347,635
3,029	JPMorgan Chase & Co.	341,792
4,571	KBC Group N.V.	340,189
576,704	Postal Savings Bank of China Co., Ltd., Class H (a)	363,186
4,344	Royal Bank of Canada	348,220
8,294	Societe Generale S.A.	356,012
17,356	Westpac Banking Corp.	350,404
		6,200,212
	Capital Markets – 8.1%
7,513	ASX Ltd.	345,723
6,714	Bank of New York Mellon (The) Corp.	342,347
1,996	CME Group, Inc.	339,739
23,089	Credit Suisse Group AG	347,017
2,514	Deutsche Boerse AG	336,839
1,506	Goldman Sachs Group (The), Inc.	337,706
3,744	Nasdaq, Inc.	321,235
49,472	Natixis S.A.	335,676
25,250	NEX Group PLC	327,134
3,336	Northern Trust Corp.	340,706
6,280	TD Ameritrade Holding Corp.	331,772
22,115	UBS Group AG	349,279
		4,055,173
	Communications Equipment – 4.6%
7,279	Cisco Systems, Inc.	354,123
62,765	Nokia OYJ	348,116
62,866	Nokia OYJ, ADR	350,792
100,180	Telefonaktiebolaget LM Ericsson, Class B	889,146
191,720	ZTE Corp., Class H (b)	351,194
		2,293,371
Shares	Description	Value

	Consumer Finance – 0.7%
17,600	AEON Financial Service Co., Ltd.	$364,485
	Diversified Telecommunication Services – 1.8%
1,947	Swisscom AG	883,629
	Electric Utilities – 0.8%
7,784	Verbund AG	383,376
	Electronic Equipment, Instruments & Components – 1.5%
142,571	Foxconn Technology Co., Ltd.	347,871
1,618	Samsung SDI Co., Ltd.	377,059
		724,930
	Food & Staples Retailing – 1.4%
18,211	Carrefour S.A.	348,874
3,615	Walmart, Inc.	339,485
		688,359
	Household Durables – 0.7%
5,954	Sony Corp., ADR	361,110
	Industrial Conglomerates – 0.7%
1,388	SK Holdings Co., Ltd.	359,122
	Insurance – 4.3%
42,200	AIA Group Ltd.	376,807
1,593	Allianz SE	355,114
6,529	American International Group, Inc.	347,604
13,365	AXA S.A.	359,229
31,752	China Life Insurance Co., Ltd., ADR	361,655
2,346	Willis Towers Watson PLC	330,645
		2,131,054
	Interactive Media & Services – 1.8%
3,976	Baidu, Inc., ADR (b)	909,232
	Internet & Direct Marketing Retail – 3.5%
5,342	Alibaba Group Holding Ltd., ADR (b)	880,148
444	Amazon.com, Inc. (b)	889,332
		1,769,480
	IT Services – 21.8%
5,139	Accenture PLC, Class A	874,658
7,645	Atos SE	909,813
2,741	Capgemini SE	344,976
5,264	CGI Group, Inc., Class A (b)	339,400
11,454	Cognizant Technology Solutions Corp., Class A	883,676

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	IT Services (Continued)
12,500	Fujitsu Ltd.	$890,688
11,190	Genpact Ltd.	342,526
5,937	International Business Machines Corp.	897,734
1,583	MasterCard, Inc., Class A	352,392
25,300	NTT Data Corp.	350,263
9,592	PayPal Holdings, Inc. (b)	842,561
29,135	Perficient, Inc. (b)	776,448
5,145	Reply S.p.A	353,936
27,583	Tieto OYJ	853,152
6,006	Virtusa Corp. (b)	322,582
2,329	Visa, Inc., Class A	349,560
63,564	Wipro Ltd., ADR	331,168
4,192	Wirecard AG	908,692
		10,924,225
	Metals & Mining – 2.2%
15,283	BHP Billiton Ltd.	382,569
21,509	Severstal PJSC	358,301
136,419	Yamana Gold, Inc.	340,084
		1,080,954
	Professional Services – 0.7%
11,000	Recruit Holdings Co., Ltd.	367,118
	Semiconductors & Semiconductor Equipment – 14.4%
29,011	Advanced Micro Devices, Inc. (b)	896,150
19,404	Intel Corp.	917,615
20,272	Micron Technology, Inc. (b)	916,902
148,484	Nordic Semiconductor ASA (b)	857,472
3,259	NVIDIA Corp.	915,844
20,361	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	899,142
8,364	Texas Instruments, Inc.	897,373
11,433	Xilinx, Inc.	916,584
		7,217,082
	Software – 11.6%
3,532	Dell Technologies, Inc., Class V (b)	343,028
15,082	Gemalto N.V. (b)	879,050
7,832	Microsoft Corp.	895,746
18,061	Oracle Corp.	931,225
5,340	Pegasystems, Inc.	334,284
2,342	Red Hat, Inc. (b)	319,168
2,174	salesforce.com, Inc. (b)	345,731
7,304	SAP SE	898,913
18,665	Software AG	850,803
		5,797,948
	Technology Hardware, Storage & Peripherals – 4.0%
108,307	Asustek Computer, Inc.	936,464
Shares	Description	Value

	Technology Hardware, Storage & Peripherals (Continued)
20,791	Hewlett Packard Enterprise Co.	$339,101
12,053	NCR Corp. (b)	342,426
8,761	Samsung Electronics Co., Ltd.	366,868
		1,984,859
	Trading Companies & Distributors – 0.7%
42,343	Barloworld Ltd.	368,807
	Wireless Telecommunication Services – 0.7%
3,500	SoftBank Group Corp.	353,327
	Total Investments – 99.8%	49,905,444
	(Cost $50,153,312) (c)
	Net Other Assets and Liabilities – 0.2%	111,708
	Net Assets – 100.0%	$50,017,152

(a)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $51,022,090. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,680,544 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,797,190. The net unrealized depreciation was $1,116,646.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 49,905,444	$ 49,905,444	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2018
Currency Exposure Diversification	% of Total Investments
USD	50.1%
EUR	22.4
JPY	4.7
CHF	3.2
HKD	2.9
TWD	2.6
KRW	2.2
AUD	2.2
CAD	2.1
GBP	2.0
SEK	1.8
NOK	1.7
ZAR	0.7
RUB	0.7
THB	0.7
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
COMMON STOCKS – 99.1%
	Aerospace & Defense – 7.1%
7,307	Aerovironment, Inc. (a)	$819,626
4,973	Elbit Systems Ltd.	630,546
505	Northrop Grumman Corp.	160,272
182,468	QinetiQ Group PLC	680,666
		2,291,110
	Auto Components – 5.0%
1,712	Aptiv PLC	143,637
819	Continental AG	142,588
3,100	Denso Corp.	163,676
27,490	Gentex Corp.	589,935
2,783	Magna International, Inc.	146,191
3,310	Valeo S.A.	143,731
5,362	Veoneer, Inc. (a)	295,285
		1,625,043
	Automobiles – 0.4%
499	Tesla, Inc. (a)	132,120
	Communications Equipment – 2.0%
20,352	Ciena Corp. (a)	635,797
	Electrical Equipment – 1.8%
1,963	Emerson Electric Co.	150,326
11,100	Mitsubishi Electric Corp.	152,061
1,480	Rockwell Automation, Inc.	277,530
		579,917
	Electronic Equipment, Instruments & Components – 19.1%
4,978	Cognex Corp.	277,872
1,405	Coherent, Inc. (a)	241,927
3,927	FARO Technologies, Inc. (a)	252,702
10,244	FLIR Systems, Inc.	629,699
34,531	Halma PLC	650,361
10,820	Hexagon AB, Class B	634,293
12,341	Hollysys Automation Technologies, Ltd.	263,727
500	Keyence Corp.	290,354
5,608	National Instruments Corp.	271,035
6,000	Omron Corp.	253,477
7,804	SFA Engineering Corp.	257,495
36,700	Topcon Corp.	669,916
15,266	Trimble, Inc. (a)	663,460
8,000	Yaskawa Electric Corp.	237,634
13,000	Yokogawa Electric Corp.	274,943
1,559	Zebra Technologies Corp., Class A (a)	275,678
		6,144,573
	Entertainment – 0.5%
8,700	DeNA Co., Ltd.	153,678
Shares	Description	Value

	Health Care Equipment & Supplies – 4.1%
33,900	CYBERDYNE, Inc. (a)	$267,631
11,512	Elekta AB, Class B	154,855
478	Intuitive Surgical, Inc. (a)	274,372
110,812	TransEnterix, Inc. (a)	642,710
		1,339,568
	Health Care Technology – 2.2%
7,563	Medidata Solutions, Inc. (a)	554,443
2,191	Omnicell, Inc. (a)	157,533
		711,976
	Household Durables – 4.5%
9,432	Garmin Ltd.	660,712
5,663	iRobot Corp. (a)	622,477
2,600	Sony Corp.	159,405
		1,442,594
	Industrial Conglomerates – 0.5%
1,159	Siemens AG	148,480
	Interactive Media & Services – 1.8%
122	Alphabet, Inc., Class A (a)	147,264
665	Baidu, Inc., ADR (a)	152,072
223	NAVER Corp.	143,942
3,500	Tencent Holdings Ltd.	144,501
		587,779
	Internet & Direct Marketing Retail – 0.5%
75	Amazon.com, Inc. (a)	150,225
	IT Services – 3.4%
2,005	Akamai Technologies, Inc. (a)	146,666
2,821	Black Knight, Inc. (a)	146,551
1,028	International Business Machines Corp.	155,444
6,800	Obic Co., Ltd.	643,372
		1,092,033
	Life Sciences Tools & Services – 2.9%
1,811	Illumina, Inc. (a)	664,745
1,118	Tecan Group AG	264,520
		929,265
	Machinery – 7.1%
15,786	ATS Automation Tooling Systems, Inc. (a)	293,562
5,100	Daifuku Co., Ltd.	259,893
5,798	Duerr AG	260,991
1,400	FANUC Corp.	263,932
3,400	Hirata Corp.	244,781
2,264	John Bean Technologies Corp.	270,095

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
5,500	Kawasaki Heavy Industries, Ltd.	$155,144
11,400	Toshiba Machine Co., Ltd.	254,950
12,184	Valmet OYJ	271,749
		2,275,097
	Semiconductors & Semiconductor Equipment – 8.3%
16,777	Ambarella, Inc. (a)	648,934
6,795	Brooks Automation, Inc.	238,029
3,110	Intel Corp.	147,072
2,304	KLA-Tencor Corp.	234,340
954	NVIDIA Corp.	268,093
2,875	NXP Semiconductors N.V.	245,812
6,501	Teradyne, Inc.	240,407
8,258	Xilinx, Inc.	662,044
		2,684,731
	Software – 27.0%
3,456	ANSYS, Inc. (a)	645,166
18,400	Appian Corp. (a)	609,040
976	Autodesk, Inc. (a)	152,364
4,072	Avalara, Inc. (a)	142,235
17,412	AVEVA Group PLC	656,788
60,235	BlackBerry Ltd. (a)	685,474
2,855	Blackline, Inc. (a)	161,222
21,688	Blue Prism Group PLC (a)	671,368
13,663	Cadence Design Systems, Inc. (a)	619,207
3,966	Dassault Systemes SE	592,858
1,341	Microsoft Corp.	153,370
39,382	Nuance Communications, Inc. (a)	682,096
6,100	PKSHA Technology, Inc. (a)	622,241
1,507	PTC, Inc. (a)	160,028
3,273	ServiceNow, Inc. (a)	640,297
6,292	Synopsys, Inc. (a)	620,454
99,401	TOTVS S.A.	617,788
25,651	Veritone, Inc. (a)	267,540
		8,699,536
	Technology Hardware, Storage & Peripherals – 0.4%
3,461	Samsung Electronics Co., Ltd.	144,930
	Wireless Telecommunication Services – 0.5%
1,600	SoftBank Group Corp.	161,521
	Total Common Stocks	31,929,973
	(Cost $31,283,634)
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS – 0.4%
	Equity Real Estate Investment Trusts – 0.4%
345	Equinix, Inc.	$149,347
	(Cost $152,383)
	Total Investments – 99.5%	32,079,320
	(Cost $31,436,017) (b)
	Net Other Assets and Liabilities – 0.5%	146,876
	Net Assets – 100.0%	$32,226,196

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $31,618,883. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,577,431 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,116,994. The net unrealized appreciation was $460,437.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 31,929,973	$ 31,929,973	$ —	$ —
Real Estate Investment Trusts*	149,347	149,347	—	—
Total Investments	$ 32,079,320	$ 32,079,320	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2018
Currency Exposure Diversification	% of Total Investments
USD	60.3%
JPY	16.3
GBP	8.3
EUR	4.9
SEK	2.5
ILS	2.0
BRL	1.9
KRW	1.7
CAD	0.9
CHF	0.8
HKD	0.4
Total	100.0%

Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
USD	United States Dollar
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
COMMON STOCKS – 96.9%
	Aerospace & Defense – 1.0%
644	L3 Technologies, Inc.	$136,927
	Auto Components – 2.1%
1,988	Lear Corp.	288,260
	Banks – 14.3%
8,554	Bank of America Corp.	252,001
8,400	Citizens Financial Group, Inc.	323,988
10,864	Fifth Third Bancorp	303,323
1,764	JPMorgan Chase & Co.	199,050
1,036	PNC Financial Services Group (The), Inc.	141,093
7,854	Popular, Inc.	402,517
8,834	Regions Financial Corp.	162,104
2,506	SunTrust Banks, Inc.	167,376
		1,951,452
	Capital Markets – 1.2%
1,708	Raymond James Financial, Inc.	157,221
	Chemicals – 5.6%
3,094	Eastman Chemical Co.	296,158
2,464	LyondellBasell Industries N.V., Class A	252,585
2,548	Westlake Chemical Corp.	211,764
		760,507
	Construction & Engineering – 1.5%
4,620	MasTec, Inc. (a)	206,283
	Consumer Finance – 7.5%
14,420	Ally Financial, Inc.	381,409
2,828	Discover Financial Services	216,201
21,154	Santander Consumer USA Holdings, Inc.	423,926
		1,021,536
	Energy Equipment & Services – 2.9%
28,812	Transocean Ltd. (a)	401,927
	Food & Staples Retailing – 0.8%
3,486	US Foods Holding Corp. (a)	107,439
	Health Care Providers & Services – 6.5%
882	Anthem, Inc.	241,712
1,050	Centene Corp. (a)	152,019
3,570	HCA Healthcare, Inc.	496,658
		890,389
	Insurance – 20.4%
4,158	Allstate (The) Corp.	410,395
1,918	American Financial Group, Inc.	212,840
7,966	CNA Financial Corp.	363,648
9,534	Fidelity National Financial, Inc.	375,163
Shares	Description	Value

	Insurance (Continued)
7,476	First American Financial Corp.	$385,687
2,072	Hanover Insurance Group (The), Inc.	255,623
7,168	Hartford Financial Services Group (The), Inc.	358,113
2,184	Torchmark Corp.	189,331
2,912	WR Berkley Corp.	232,756
		2,783,556
	IT Services – 5.5%
4,592	DXC Technology Co.	429,444
4,550	Leidos Holdings, Inc.	314,678
		744,122
	Life Sciences Tools & Services – 1.1%
2,954	Syneos Health, Inc. (a)	152,279
	Machinery – 1.2%
1,638	Crane Co.	161,097
	Media – 1.7%
9,870	Interpublic Group of (The) Cos., Inc.	225,727
	Metals & Mining – 2.5%
7,602	Steel Dynamics, Inc.	343,534
	Multiline Retail – 2.9%
5,278	Kohl’s Corp.	393,475
	Oil, Gas & Consumable Fuels – 5.9%
4,354	HollyFrontier Corp.	304,345
8,932	Peabody Energy Corp.	318,336
1,652	Valero Energy Corp.	187,915
		810,596
	Paper & Forest Products – 2.6%
13,300	Louisiana-Pacific Corp.	352,317
	Semiconductors & Semiconductor Equipment – 3.0%
6,552	Micron Technology, Inc. (a)	296,347
6,412	ON Semiconductor Corp. (a)	118,173
		414,520
	Software – 1.5%
2,044	Dell Technologies, Inc., Class V (a)	198,513
	Specialty Retail – 1.3%
2,184	Best Buy Co., Inc.	173,322
	Technology Hardware, Storage & Peripherals – 1.0%
2,842	Seagate Technology PLC	134,569

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors – 2.9%
8,596	Air Lease Corp.	$394,384
	Total Common Stocks	13,203,952
	(Cost $13,393,937)
REAL ESTATE INVESTMENT TRUSTS – 2.5%
	Mortgage Real Estate Investment Trusts – 2.5%
18,914	New Residential Investment Corp.	337,048
	(Cost $346,924)
	Total Investments – 99.4%	13,541,000
	(Cost $13,740,861) (b)
	Net Other Assets and Liabilities – 0.6%	84,064
	Net Assets – 100.0%	$13,625,064

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $13,740,861. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $125,458 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $325,319. The net unrealized depreciation was $199,861.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 13,203,952	$ 13,203,952	$ —	$ —
Real Estate Investment Trusts*	337,048	337,048	—	—
Total Investments	$ 13,541,000	$ 13,541,000	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments
September 30, 2018
Shares	Description	Value
COMMON STOCKS – 93.8%
	Aerospace & Defense – 6.1%
4,396	BWX Technologies, Inc.	$274,926
1,386	Harris Corp.	234,525
476	Lockheed Martin Corp.	164,677
882	Raytheon Co.	182,274
		856,402
	Banks – 0.9%
1,946	Commerce Bancshares, Inc.	128,475
	Beverages – 2.5%
1,638	Constellation Brands, Inc., Class A	353,186
	Capital Markets – 7.8%
1,344	CME Group, Inc.	228,762
1,848	Intercontinental Exchange, Inc.	138,397
1,330	Moody’s Corp.	222,376
1,372	Morningstar, Inc.	172,735
3,752	Nasdaq, Inc.	321,921
		1,084,191
	Chemicals – 3.6%
2,184	Air Products & Chemicals, Inc.	364,837
1,428	Eastman Chemical Co.	136,688
		501,525
	Commercial Services & Supplies – 4.1%
2,786	KAR Auction Services, Inc.	166,296
4,536	Waste Management, Inc.	409,873
		576,169
	Communications Equipment – 1.9%
2,072	Motorola Solutions, Inc.	269,650
	Diversified Consumer Services – 5.1%
3,290	Bright Horizons Family Solutions, Inc. (a)	387,693
7,224	Service Corp. International	319,301
		706,994
	Electric Utilities – 2.7%
2,240	NextEra Energy, Inc.	375,424
	Electrical Equipment – 2.4%
4,284	AMETEK, Inc.	338,950
	Electronic Equipment, Instruments & Components – 2.8%
4,130	Amphenol Corp., Class A	388,303
	Food & Staples Retailing – 2.5%
4,858	Sysco Corp.	355,849
Shares	Description	Value

	Food Products – 2.0%
4,116	Lamb Weston Holdings, Inc.	$274,126
	Health Care Equipment & Supplies – 2.4%
3,024	Danaher Corp.	328,588
	Hotels, Restaurants & Leisure – 2.4%
1,750	Choice Hotels International, Inc.	145,775
2,030	Yum! Brands, Inc.	184,547
		330,322
	Industrial Conglomerates – 4.6%
2,534	Honeywell International, Inc.	421,658
742	Roper Technologies, Inc.	219,788
		641,446
	Insurance – 18.1%
2,800	Allstate (The) Corp.	276,360
2,030	American Financial Group, Inc.	225,269
5,096	Arthur J. Gallagher & Co.	379,346
3,724	First American Financial Corp.	192,121
1,176	Hanover Insurance Group (The), Inc.	145,083
4,340	Marsh & McLennan Cos., Inc.	359,005
2,548	Progressive (The) Corp.	181,010
4,368	Torchmark Corp.	378,662
4,900	WR Berkley Corp.	391,657
		2,528,513
	IT Services – 16.2%
770	Accenture PLC, Class A	131,054
4,032	Booz Allen Hamilton Holding Corp.	200,108
2,912	Broadridge Financial Solutions, Inc.	384,239
3,430	Fidelity National Information Services, Inc.	374,110
4,634	Fiserv, Inc. (a)	381,749
2,786	Jack Henry & Associates, Inc.	445,983
2,422	MAXIMUS, Inc.	157,575
1,218	Visa, Inc., Class A	182,810
		2,257,628
	Machinery – 2.5%
2,352	IDEX Corp.	354,352
	Software – 1.8%
2,548	Synopsys, Inc. (a)	251,258
	Trading Companies & Distributors – 1.4%
1,078	Watsco, Inc.	191,992
	Total Common Stocks	13,093,343
	(Cost $13,172,752)

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments (Continued)
September 30, 2018
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS – 5.3%
	Equity Real Estate Investment Trusts – 2.9%
4,004	Sun Communities, Inc.	$406,566
	Mortgage Real Estate Investment Trusts – 2.4%
19,110	New Residential Investment Corp.	340,540
	Total Real Estate Investment Trusts	747,106
	(Cost $757,766)
	Total Investments – 99.1%	13,840,449
	(Cost $13,930,518) (b)
	Net Other Assets and Liabilities – 0.9%	119,333
	Net Assets – 100.0%	$13,959,782

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $13,930,518. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $83,080 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $173,149. The net unrealized depreciation was $90,069.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 13,093,343	$ 13,093,343	$ —	$ —
Real Estate Investment Trusts*	747,106	747,106	—	—
Total Investments	$ 13,840,449	$ 13,840,449	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2018
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)	First Trust Indxx Innovative Transaction & Process ETF (LEGR)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
ASSETS:
Investments, at value	$ 4,249,344	$ 49,905,444	$ 32,079,320
Cash	4,801	1,130,025	—
Foreign currency	—	4	—
Due from authorized participant	—	71,676	4,419,705
Receivables:
Dividends	4,763	50,185	20,977
Fund shares sold	—	—	—
Dividend reclaims	177	19,570	1,623
Investment securities sold	—	470,643	6,344,096
Miscellaneous	—	2,063	469
Total Assets	4,259,085	51,649,610	42,866,190
LIABILITIES:
Due to authorized participant	—	476,289	5,031,761
Due to custodian	—	—	1,071,330
Due to custodian foreign currency	—	—	102,194
Payables:
Investment advisory fees	2,156	26,412	15,004
Investment securities purchased	—	971,192	4,419,705
Distributions	—	158,565	—
Total Liabilities	2,156	1,632,458	10,639,994
NET ASSETS	$4,256,929	$50,017,152	$32,226,196
NET ASSETS consist of:
Paid-in capital	$ 4,464,617	$ 51,431,397	$ 31,983,604
Par value	2,000	16,500	10,000
Accumulated distributable earnings (loss)	(209,688)	(1,430,745)	232,592
NET ASSETS	$4,256,929	$50,017,152	$32,226,196
NET ASSET VALUE, per share	$21.28	$30.31	$32.23
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	200,002	1,650,002	1,000,002
Investments, at cost	$4,336,280	$50,153,312	$31,436,017
Foreign currency, at cost (proceeds)	$—	$4	$(103,206)

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

$ 13,541,000	$ 13,840,449
54,120	79,444
—	—
—	—

16,502	18,791
2,932,617	2,984,455
256	—
—	—
—	—
16,544,495	16,923,139

—	—
—	—
—	—

2,790	2,831
2,916,641	2,960,526
—	—
2,919,431	2,963,357
$ 13,625,064	$ 13,959,782

$ 13,801,134	$ 14,024,882
7,000	7,000
(183,070)	(72,100)
$ 13,625,064	$ 13,959,782
$19.46	$19.94
700,002	700,002
$13,740,861	$13,930,518
$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Period Ended September 30, 2018
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY) (a)	First Trust Indxx Innovative Transaction & Process ETF (LEGR) (b)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT) (c)
INVESTMENT INCOME:
Dividends	$ 57,085	$ 643,995	$ 130,152
Interest	105	1,076	650
Foreign withholding tax	(49)	(64,677)	(8,228)
Other	46	—	—
Total investment income	57,187	580,394	122,574
EXPENSES:
Investment advisory fees	16,428	165,504	62,523
Total expenses	16,428	165,504	62,523
NET INVESTMENT INCOME (LOSS)	40,759	414,890	60,051
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(143,089)	(1,293,590)	(527,775)
In-kind redemptions	421,739	3,154,986	1,301,288
Foreign currency transactions	—	(5,415)	(7,311)
Net realized gain (loss)	278,650	1,855,981	766,202
Net change in unrealized appreciation (depreciation) on:
Investments	(86,936)	(247,868)	643,303
Foreign currency translation	—	135	201
Net change in unrealized appreciation (depreciation)	(86,936)	(247,733)	643,504
NET REALIZED AND UNREALIZED GAIN (LOSS)	191,714	1,608,248	1,409,706
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 232,473	$ 2,023,138	$ 1,469,757

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is January 24, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(c)	Inception date is February 21, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(d)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU) (d)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL) (d)

$19,581	$20,758
28	42
(28)	—
—	—
19,581	20,800

2,790	2,831
2,790	2,831
16,791	17,969

—	—
—	—
—	—
—	—

(199,861)	(90,069)
—	—
(199,861)	(90,069)
(199,861)	(90,069)
$(183,070)	$(72,100)
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)	First Trust Indxx Innovative Transaction & Process ETF (LEGR)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
	Period Ended 9/30/2018 (a)	Period Ended 9/30/2018 (b)	Period Ended 9/30/2018 (c)
OPERATIONS:
Net investment income (loss)	$ 40,759	$ 414,890	$ 60,051
Net realized gain (loss)	278,650	1,855,981	766,202
Net change in unrealized appreciation (depreciation)	(86,936)	(247,733)	643,504
Net increase (decrease) in net assets resulting from operations	232,473	2,023,138	1,469,757
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(35,520)	(359,596)	(49,950)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	8,324,618	60,560,548	40,346,362
Cost of shares redeemed	(4,264,642)	(12,206,938)	(9,539,973)
Net increase (decrease) in net assets resulting from shareholder transactions	4,059,976	48,353,610	30,806,389
Total increase (decrease) in net assets	4,256,929	50,017,152	32,226,196
NET ASSETS:
Beginning of period	—	—	—
End of period	$4,256,929	$50,017,152	$32,226,196
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—	—	—
Shares sold	400,002	2,050,002	1,300,002
Shares redeemed	(200,000)	(400,000)	(300,000)
Shares outstanding, end of period	200,002	1,650,002	1,000,002

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is January 24, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(c)	Inception date is February 21, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(d)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Period Ended 9/30/2018 (d)	Period Ended 9/30/2018 (d)

$ 16,791	$ 17,969
—	—
(199,861)	(90,069)
(183,070)	(72,100)

—	—

13,808,134	14,031,882
—	—
13,808,134	14,031,882
13,625,064	13,959,782

—	—
$13,625,064	$ 13,959,782

—	—
700,002	700,002
—	—
700,002	700,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout the period
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Period Ended 9/30/2018 (a)
Net asset value, beginning of period	$ 19.94
Income from investment operations:
Net investment income (loss)	0.26
Net realized and unrealized gain (loss)	1.31
Total from investment operations	1.57
Distributions paid to shareholders from:
Net investment income	(0.23)
Net asset value, end of period	$21.28
Total return (b)	7.92%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 4,257
Ratio of total expenses to average net assets	0.60% (c)
Ratio of net investment income (loss) to average net assets	1.49% (c)
Portfolio turnover rate (d)	72%

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Period Ended 9/30/2018 (a)
Net asset value, beginning of period	$ 29.99
Income from investment operations:
Net investment income (loss)	0.26
Net realized and unrealized gain (loss)	0.29
Total from investment operations	0.55
Distributions paid to shareholders from:
Net investment income	(0.23)
Net asset value, end of period	$30.31
Total return (b)	1.87%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 50,017
Ratio of total expenses to average net assets	0.65% (c)
Ratio of net investment income (loss) to average net assets	1.63% (c)
Portfolio turnover rate (d)	53%

(a)	Inception date is January 24, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Period Ended 9/30/2018 (a)
Net asset value, beginning of period	$ 29.91
Income from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gain (loss)	2.31
Total from investment operations	2.43
Distributions paid to shareholders from:
Net investment income	(0.11)
Net asset value, end of period	$32.23
Total return (b)	8.15%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 32,226
Ratio of total expenses to average net assets	0.65% (c)
Ratio of net investment income (loss) to average net assets	0.62% (c)
Portfolio turnover rate (d)	67%

(a)	Inception date is February 21, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Period Ended 9/30/2018 (a)
Net asset value, beginning of period	$ 19.98
Income from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss)	(0.54)
Total from investment operations	(0.52)
Net asset value, end of period	$19.46
Total return (b)	(2.60)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 13,625
Ratio of total expenses to average net assets	0.60% (c)
Ratio of net investment income (loss) to average net assets	3.61% (c)
Portfolio turnover rate (d)	0%

(a)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Period Ended 9/30/2018 (a)
Net asset value, beginning of period	$ 19.97
Income from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss)	(0.06)
Total from investment operations	(0.03)
Net asset value, end of period	$19.94
Total return (b)	(0.15)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 13,960
Ratio of total expenses to average net assets	0.60% (c)
Ratio of net investment income (loss) to average net assets	3.81% (c)
Portfolio turnover rate (d)	0%

(a)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2018
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty exchange-traded funds that are offering shares. This report covers the five funds listed below, each a non-diversified series of the Trust.
First Trust SMID Cap Rising Dividend Achievers ETF – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “SDVY”)
First Trust Indxx Innovative Transaction & Process ETF – (Nasdaq ticker “LEGR”)
First Trust Nasdaq Artificial Intelligence and Robotics ETF – (Nasdaq ticker “ROBT”)
First Trust Dorsey Wright Momentum & Value ETF – (Nasdaq ticker “DVLU”)
First Trust Dorsey Wright Momentum & Low Volatility ETF – (Nasdaq ticker “DVOL”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Each Fund’s shares currently are listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Each Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Funds invest, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust SMID Cap Rising Dividend Achievers ETF	Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index
First Trust Indxx Innovative Transaction & Process ETF	Indxx Blockchain Index
First Trust Nasdaq Artificial Intelligence and Robotics ETF	Nasdaq CTA Artificial Intelligence and Robotics IndexSM
First Trust Dorsey Wright Momentum & Value ETF	Dorsey Wright Momentum Plus Value Index
First Trust Dorsey Wright Momentum & Low Volatility ETF	Dorsey Wright Momentum Plus Low Volatility Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2018, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
The tax character of distributions paid by each Fund during the fiscal period ended September 30, 2018, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ 35,520	$ —	$ —
First Trust Indxx Innovative Transaction & Process ETF	359,596	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	49,950	—	—
First Trust Dorsey Wright Momentum & Value ETF	—	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	—	—	—
As of September 30, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust SMID Cap Rising Dividend Achievers ETF	$ 5,066	$ (26,510)	$ (188,244)
First Trust Indxx Innovative Transaction & Process ETF	170,617	(484,851)	(1,116,511)
First Trust Nasdaq Artificial Intelligence and Robotics ETF	5,330	(233,376)	460,638
First Trust Dorsey Wright Momentum & Value ETF	16,791	—	(199,861)
First Trust Dorsey Wright Momentum & Low Volatility ETF	17,969	—	(90,069)
E. Income Taxes
Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable year ended 2018 remains open to federal and state audit. As of September 30, 2018, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2018, the Funds had net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Capital Loss Available
First Trust SMID Cap Rising Dividend Achievers ETF	$ 26,510
First Trust Indxx Innovative Transaction & Process ETF	484,851
First Trust Nasdaq Artificial Intelligence and Robotics ETF	233,376
First Trust Dorsey Wright Momentum & Value ETF	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended September 30, 2018, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ (173)	$ (406,468)	$ 406,641
First Trust Indxx Innovative Transaction & Process ETF	17,009	(3,111,296)	3,094,287
First Trust Nasdaq Artificial Intelligence and Robotics ETF	(7,311)	(1,179,904)	1,187,215
First Trust Dorsey Wright Momentum & Value ETF	—	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	—	—	—
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
First Trust has entered into licensing agreements with Nasdaq, Inc. and with Indxx, LLC (individually, the “Licensor” and collectively “Licensors”) for the Funds. The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensors. The Funds are sub-licensees to the applicable license agreements.
G. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses which are paid by each respective Fund. SDVY, DVLU and DVOL have each agreed to pay First Trust an annual unitary management fee equal to 0.60% of their average daily net assets. LEGR and ROBT have each agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust SMID Cap Rising Dividend Achievers ETF	$ 2,235,259	$ 2,205,107
First Trust Indxx Innovative Transaction & Process ETF	25,400,090	19,393,235
First Trust Nasdaq Artificial Intelligence and Robotics ETF	13,035,167	10,815,400
First Trust Dorsey Wright Momentum & Value ETF	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	—	—

For the fiscal period ended September 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust SMID Cap Rising Dividend Achievers ETF	$ 8,280,593	$ 4,253,115
First Trust Indxx Innovative Transaction & Process ETF	54,520,666	12,235,605
First Trust Nasdaq Artificial Intelligence and Robotics ETF	37,811,926	9,369,189
First Trust Dorsey Wright Momentum & Value ETF	13,740,861	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	13,930,518	—
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018
	Creation Transaction Fees	Redemption Transaction Fees
First Trust SMID Cap Rising Dividend Achievers ETF	$ 500	$ 500
First Trust Indxx Innovative Transaction & Process ETF	1,000	1,000
First Trust Nasdaq Artificial Intelligence and Robotics ETF	1,000	1,000
First Trust Dorsey Wright Momentum & Value ETF	500	500
First Trust Dorsey Wright Momentum & Low Volatility ETF	500	500
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2020, January 19, 2020, and February 12, 2020 for SDVY, LEGR, and ROBT, respectively, and August 30, 2020 for DVLU and DVOL.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF, First Trust Dorsey Wright Momentum & Low Volatility ETF and First Trust Dorsey Wright Momentum & Value ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI (the “Trust”), including the portfolios of investments, as of September 30, 2018, the related statements of operations, changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded Fund VI as of September 30, 2018, and the results of their operations, changes in their net assets, and the financial highlights for the period listed in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Operations, Statements of Changes in Net Assets and Financial Highlights
First Trust SMID Cap Rising Dividend Achievers ETF	For the period from November 1, 2017 (commencement of operations) through September 30, 2018
First Trust Indxx Innovative Transaction & Process ETF	For the period from January 24, 2018 (commencement of operations) through September 30, 2018
First Trust Nasdaq Artificial Intelligence and Robotics ETF	For the period from February 21, 2018 (commencement of operations) through September 30, 2018
First Trust Dorsey Wright Momentum & Low Volatility ETF	For the period from September 5, 2018 (commencement of operations) through September 30, 2018
First Trust Dorsey Wright Momentum & Value ETF
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
November 21, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Funds’ portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; (3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Federal Tax Information
For the taxable period ended September 30, 2018, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Indxx Innovative Transaction & Process ETF	24.45%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	31.30%
First Trust Dorsey Wright Momentum & Value ETF	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	—
For the taxable period ended September 30, 2018, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Indxx Innovative Transaction & Process ETF	83.07%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	100.00%
First Trust Dorsey Wright Momentum & Value ETF	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	—
The following Fund met the requirements of Section 853 of the Internal Revenue Code and elects to pass through to their shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Indxx Innovative Transaction & Process ETF	$ 497,095	$ 0.30	$ 64,677	$ 0.04
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to some or all of the Funds are identified below, but not all of the material risks relevant to each Fund are included in this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
Concentration Risk. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund’s corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
Equity Securities Risk. To the extent a Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Fund of Funds Risk. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.
Index Constituent Risk. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
Management Risk. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.
Market Risk. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Investment Management Agreement for First Trust Dorsey Wright Momentum & Value ETF and First Trust Dorsey Wright Momentum & Low Volatility ETF
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust Dorsey Wright Momentum & Value ETF and First Trust Dorsey Wright Momentum & Low Volatility ETF (each a “Fund” and collectively, the “Funds”), for an initial two-year term at a meeting held on June 11, 2018. The Board determined that the Agreement is in the best interests of each Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by each Fund as compared to fee rates charged to a peer group of funds (all of which were exchange-traded funds (“ETFs”)) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fee rates charged to other ETFs managed by the Advisor; the estimated expenses of each Fund as compared to expense ratios of the peer funds in the Peer Group; the nature of the expenses to be incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund’s perspective.
In evaluating whether to approve the Agreement for each Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the services to be provided by the Advisor to each Fund. The Board considered the background and experience of the persons who will be responsible for the day-to-day management of each Fund. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. Since the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds. Because each Fund is an index ETF that is designed to track the performance of an underlying index, the Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which the Advisor serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the Advisor under the Agreement are expected to be satisfactory.
The Board considered the proposed unitary fee rate payable by each Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, each Fund would pay the Advisor a unitary fee equal to an annual rate of 0.60% of its average daily net assets. The Board noted that the Advisor would be responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payments under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information for each Fund showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs it manages. Because each Fund’s Peer Group included peer funds that pay unitary fees and because each Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each Fund was below the median total (net) expense ratio of the peer funds in its Peer Group. With respect to the Peer Groups, the Board discussed with representatives of the Advisor how the Peer Groups were assembled and how each Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. The Board noted that each Fund’s unitary fee rate was in line with the total (net) expense ratios of comparable index ETFs advised by the Advisor that, like the Funds, focus on targeted exposures with robust selection and weighting methodologies, and objectives to add alpha compared to relevant investment category benchmarks. In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the Agreement, the Board determined that the proposed unitary fee rate for each Fund was fair and reasonable.
The Board noted that the proposed unitary fee for each Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to invest in infrastructure and personnel for the First Trust fund complex. The Board took the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Agreement for each Fund to the Advisor at this time. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP’s relationship with each Fund and the Advisor’s compensation for fund reporting services to be provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which would be paid from the unitary fee. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that the Advisor would not utilize soft dollars in connection with its management of each Fund’s portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	157	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	157	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	157	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	157	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	157	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
September 30, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

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First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $231,400 for the fiscal year ended September 30, 2017 and were $295,525 for the fiscal year ended September 30, 2018.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,011.03 for the fiscal year ended September 30, 2017 and were $0 for the fiscal year ended September 30, 2018. These fees are related to the review of pricing committee procedures.

Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2017 and were $0 for the fiscal year ended September 30, 2018.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $39,475 for fiscal year ended September 30, 2017 and were $31,225 for the fiscal year ended September 30, 2018.

Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended September 30, 2017 and were $0 for the fiscal year ended September 30, 2018.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2017 and were $0 for the fiscal year ended September 30, 2018.

All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2017 and were $0 for the fiscal year ended September 30, 2018.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Adviser and Distributor:

(b) 0%	(b) 0%

(c) 0%	(c) 0%

(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2017 were $63,900 for the Distributor, $44,000 for the Advisor, and $39,475 for the Registrant and for the fiscal year ended September 30, 2018 were $80,310 for the Distributor, $48,190 for the Advisor, and $31,225 for the Registrant.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)	(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)	(3) Not Applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Exchange-Traded Fund VI

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	November 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	November 21, 2018

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	November 21, 2018